          As filed with the Securities and Exchange Commission on April 30, 1998
                                                      Registration No. 033-76582
                                                       Registration No. 811-8420
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

                          ----------------------------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ ]
                        Pre-Effective Amendment No.                   [ ]

                        Post-Effective Amendment No. 6                [X]

                                       and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Amendment No. 11                              [X]

                        (Check appropriate box or boxes)

                          ----------------------------

           WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 1
                           (Exact Name of Registrant)

                     WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
                               (Name of Depositor)

                                  400 Broadway
                             Cincinnati, Ohio 45202
              (Address of Depositor's Principal Executive Offices)
                   Depositor's Telephone Number (513) 629-1800

                          ----------------------------

                                                    Copy to:

     DONALD J. WUEBBLING, ESQ.                    MARK H. LONGENECKER, JR., ESQ.
     400 Broadway                                 Frost & Jacobs LLP
     Cincinnati, Ohio 45202                       2500 PNC Center
     (Name and Address of Agent for Service)      201 East Fifth Street
                                                  Cincinnati, Ohio 45202


                          ----------------------------

        Approximate Date of Proposed Public Offering: Continuous Offering


It is proposed that this filing will become effective (check appropriate box)

     ___ immediately upon filing pursuant to paragraph (b) of rule 485
      XX on May 1, 1998 pursuant to paragraph (b) of Rule 485
     ___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
     ___ on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
     ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Variable Annuity Contracts


                          ----------------------------

Select Advisors Portfolios has also executed this Registration Statement.

           WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 1
                                VARIABLE ANNUITY

                  CROSS-REFERENCE SHEET REQUIRED BY RULE 495(A)

PART I - DISCUSSION OF THE VARIABLE ANNUITY CONTRACT


FORM N-4 PART A ITEM NO.                                 HEADING IN PROSPECTUS
------------------------                                 ---------------------

1.    Cover Page                                         Cover Page

2.    Definitions                                        Glossary

3.    Synopsis                                           Fee and Expense Tables; Summary of the
                                                         Contract

4.    Condensed Financial Information

      (a)       Accumulation Unit Values                 Accumulation Unit Values

      (b)       Performance Information                  Performance Information

      (c)       Financial Statements                     Financial Statements

5.    General Description of Registrant,
      Depositor and Portfolio Companies

      (a)       Depositor                                The Company

      (b)       Registrant                               The Separate Account; The Fixed Account

      (c)       Portfolio Company                        The VI Trust and the SA Trust

      (d)       Prospectus                               The VI Trust and the SA Trust

      (e)       Voting                                   Voting Rights

      (f)       Administrator                            The VI Trust and the SA Trust; Charges

6.    Deductions and Expenses

      (a)       Deductions                               Charges

      (b)       Sales load                               Surrender Charge

      (c)       Special purchase plans                   Surrender Charge; Dollar Cost Averaging;
                                                         Purchase of a Contract

      (d)       Commissions                              Distribution of the Contracts

      (e)       Portfolio company deductions             Expenses of the VIT Portfolios and SAT
                                                         Portfolios

      (f)       Registrant's expenses                    Charges

      (g)       Organizational expenses                  Administrative Charges


FORM N-4 PART A ITEM NO.                                 HEADING IN PROSPECTUS
------------------------                                 ---------------------

7.    General Description of Variable
      Annuity Contracts

      (a)       Rights                                   Summary of the Contract; Allocation of
                                                         Purchase Payments; Surrenders and Partial
                                                         Withdrawals; Selection of Income Payment
                                                         Option; Statements to Owners; Voting Rights;
                                                         Other Contract Provisions

      (b)       Provisions and limitations               Allocation of Purchase Payments; Transfers

      (c)       Changes in contracts or                  The Separate Account
                operations

      (d)       Contract owner inquiries                 Cover Page; Summary of the Contract
8.    Annuity Period

      (a)       Level of benefits                        Selection of Annuity Income Option

      (b)       Annuity commencement date                Income Date Selection

      (c)       Annuity payments                         Annuity Payout Plans

      (d)       Assumed investment return                Selection of Annuity Income Option

      (e)       Minimums                                 Annuity Payout Plans

      (f)       Rights to change options or              Selection of Annuity Payout Plans
                transfer contract value

9.    Death Benefit

      (a)       Death benefit calculation                Death Benefit

      (b)       Forms of benefits                        Selection of Annuity Payout Plans

10.    Purchases and Contract Value

      (a)       Procedures for purchases                 Purchase of a Contract

      (b)       Accumulation unit values                 Accumulation Unit Value

      (c)       Calculation of accumulation              Allocation of Purchase Payments;
                unit values                              Accumulation Unit Value

      (d)       Principal underwriter                    Distribution of the Contracts

11.   Redemptions

      (a)       Redemption procedures                    Surrenders and Partial Withdrawals

      (b)       Texas Optional Retirement                Not Applicable
                Program

      (c)       Delay                                    Surrenders and Partial Withdrawals


FORM N-4 PART A ITEM NO.                                 HEADING IN PROSPECTUS
------------------------                                 ---------------------

      (d)       Lapse                                    Surrenders and Partial Withdrawals

      (e)       Revocation rights                        Free Look Privilege

12.   Taxes

      (a)       Tax consequences                         Federal Income Tax Information

      (b)       Qualified plans                          Federal Income Tax Information

      (c)       Impact of taxes                          Federal Income Tax Information

13.   Legal Proceedings                                  Legal Proceedings

14.   Table of Contents for Statement of                 Table of Contents of Statement of Additional
      Additional Information                             Information


FORM N-4 PART B ITEM NO.                                 HEADING IN SAI
------------------------                                 --------------

15.   Cover Page                                         Cover Page

16.   Table of Contents                                  Table of Contents

17.   General Information and History

      (a)       Name change                              Not Applicable

      (b)       Attribution of assets                    Not Applicable

      (c)       Control of depositor                     The Company (Prospectus)

18.   Services


      (a)       Fees, expenses and costs                 Charges (Prospectus); Expenses of the VIT
                                                         Portfolios and the SAT Portfolios (Prospectus)


      (b)       Management-related services              Not applicable

      (c)       Custodian and independent                Independent Accountants
                public accountant

      (d)       Other custodianship                      Safekeeping of Assets

      (e)       Administrative servicing                 The Company (Prospectus); The Separate
                                                         Account (Prospectus)

      (f)       Depositor as principal                   Not Applicable
                underwriter

19.    Purchase of Securities Being Offered

      (a)       Manner of offering                       Distribution of the Contracts (Prospectus)

      (b)       Sales Load                               Surrender Charge (Prospectus)


FORM N-4 PART B ITEM NO.                                 HEADING IN SAI
------------------------                                 --------------

20.   Underwriters

      (a)       Depositor or affiliate as                Distribution of Contracts (Prospectus)
                principal underwriter

      (b)       Continuous offering                      Distribution of the Contracts (Prospectus)

      (c)       Underwriting commissions                 Distribution of the Contracts (Prospectus)

      (d)       Payments to underwriter                  Distribution of the Contracts (Prospectus)

21.   Calculation of Performance Data                    Sub-Account Performance

22.   Annuity Payments                                   Fixed Annuity Income Payments

23.   Financial Statements

      (a)       Registrant                               Financial Statements

      (b)       Depositor                                Financial Statements

PART II - DISCUSSION OF SELECT ADVISORS PORTFOLIOS


FORM N-1A PART A ITEM NO.                                HEADING IN PROSPECTUS
-------------------------                                ---------------------

1.    Cover Page                                         Cover Page

2.    Synopsis                                           Summary; Fee and Expense Tables
                                                         (Prospectus Part I)

3.    Condensed Financial Information

      (a)       Financial Highlights                     Financial Highlights

      (b)       Debt                                     Not Applicable

      (c)       Performance Information                  Performance Information (Prospectus Part I)

4.    General Description of the Registrant

      (a)(i)   Organization                              The Separate Account (Prospectus Part I)

      (a)(ii)  Investment Objectives                     Investment Objectives, Policies and
                                                         Restrictions; Investment Techniques, Risk
                                                         Factors and Investment Restrictions

5.    Management of the Portfolios                       Management of the Portfolios

5A.   Management's Discussion of                         Financial Highlights
      Portfolios' Performance

6.    Capital Stock and Other Securities                 Additional Information; Taxation (SAI)


FORM N-1A PART A ITEM NO.                                HEADING IN PROSPECTUS
-------------------------                                ---------------------

7.    Purchase of Securities Being Offered               Purchase and Valuation; Special Information
                                                         Concerning Hub and Spoke(R) Structure;
                                                         Management of the Portfolios

8.    Redemption or Purchase                             Special Information Concerning Hub and
                                                         Spoke(R) Structure; Additional Information

9.    Legal Proceedings                                  Not Applicable


FORM N-4 PART B ITEM NO.                                 HEADING IN SAI
------------------------                                 --------------

10.   Cover Page                                         Cover Page

11.   Table of Contents                                  Table of Contents

12.   General Information and History                    Facts about the Company, The Variable
                                                         Account and the Fixed Account (Prospectus
                                                         Part I)

13.   Investment Objectives and Policies                 Investment Objectives, Techniques, Policies
                                                         and Restrictions

14.   Management of the Fund                             Management of the SA Trust

15.   Control Persons and Principal Holders              Management of the SA Trust; The Separate
      of Securities                                      Account (Prospectus Part I)


16.   Investment Advisory and Other                      Management of the Portfolios (Prospectus
      Persons                                            Part II); Advisor, Portfolio Advisors,
                                                         Administrator, and Sponsor

17.   Brokerage Allocation and Other                     Portfolio Transactions and Brokerage
      Practices                                          Commissions

18.   Capital Stock and Other Securities                 Organization of the SA Trust

19.   Purchase, Redemption and Pricing of                Valuation of Securities and Redemption in
      Securities Being Offered                           Kind

20.   Tax Status                                         Taxation

21.   Underwriters                                       Distribution of the Contracts (Prospectus
                                                         Part I)

22.   Calculation of Performance Data                    Performance Information (Prospectus Part I);
                                                         Sub-Account Performance

23.   Financial Statements                               Financial Statements

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of the Registration Statement.

                                   TOUCHSTONE
                          Touchstone Variable Annuity


                S  Emerging Growth


                S  International Equity


                S  Income Opportunity

                S  Value Plus
                S  Growth & Income
                S  Balanced
                S  Bond
                S  Standby Income
                S  Fixed Account

--------------------------------------------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 1998

THIS BOOKLET CONTAINS THE PROSPECTUS FOR TOUCHSTONE VARIABLE ANNUITY, A FLEXIBLE PURCHASE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACT, ISSUED BY WESTERN-SOUTHERN LIFE ASSURANCE COMPANY. THIS BOOKLET ALSO INCLUDES THE PROSPECTUS FOR INVESTMENT PORTFOLIOS UNDERLYING THE TOUCHSTONE VARIABLE ANNUITY. THESE PROSPECTUSES ARE BOUND TOGETHER FOR YOUR CONVENIENCE.

--------------------------------------------------------------------------------

                                   PROSPECTUS


                                  MAY 1, 1998



UNITS OF INTEREST


UNDER FLEXIBLE PURCHASE


PAYMENT DEFERRED


VARIABLE ANNUITY


CONTRACT


WESTERN-SOUTHERN LIFE


ASSURANCE COMPANY


SEPARATE ACCOUNT 1


400 BROADWAY


CINCINNATI, OHIO 45202


--------------------------------------------------------------------------------

    This Prospectus describes individual variable annuity contracts (each a "CONTRACT" and collectively the "CONTRACTS") offered by Western-Southern Life Assurance Company (the "COMPANY"). The Contracts are designed for individual investors and group plans that desire to accumulate capital on a tax-deferred basis for retirement or other long term objectives. Contracts may be purchased on either a non-qualified basis or on a qualified basis in connection with qualified retirement and pension plans. Generally, non-qualified Contracts may be purchased by making an initial payment of at least $2,000, and qualified Contracts may be purchased by making an initial payment of at least $1,000. Subsequent payments to a Contract must be at least $100. Payments will be invested as the Owner directs in one or more sub-accounts (each a "SUB-ACCOUNT") of Western-Southern Life Assurance Company Separate Account 1 ("SEPARATE ACCOUNT 1") or in a fixed-rate option funded through the Company's general account. Each Sub-Account invests in a corresponding portfolio (a "PORTFOLIO") of Select Advisors Variable Insurance Trust or of Select Advisors Portfolios.


    The Sub-Accounts in which Owners may invest are: Emerging Growth, International Equity, Income Opportunity, Value Plus, Growth & Income, Balanced, Bond and Standby Income. Information regarding these investment options is set forth under the caption "The Variable Account" herein. The Emerging Growth, International Equity, Income Opportunity, Value Plus, Balanced and Standby Income invest in corresponding Portfolios of Select Advisors Variable Insurance Trust (the "VI TRUST"). The Growth & Income and Bond Sub-Accounts invest in corresponding Portfolios of Select Advisors Portfolios (the "SA TRUST"). Unlike the Portfolios of the VI Trust which receive investments only from Separate Account 1 and other separate accounts of the Company, the SA Trust may also receive investments for its Portfolios from separate accounts of other insurance companies registered as investment companies.


    THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE CONTRACTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, THE NATIONAL CREDIT UNION SHARE INSURANCE FUND OR ANY OTHER AGENCY. MUTUAL FUNDS AND VARIABLE ANNUITIES INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

    THE INCOME OPPORTUNITY PORTFOLIO OF THE VI TRUST MAY INVEST UP TO 100% OF ITS TOTAL ASSETS IN NON-INVESTMENT GRADE BONDS (COMMONLY KNOWN AS "JUNK BONDS") ISSUED BY BOTH U.S. AND FOREIGN ISSUERS. THESE BONDS ENTAIL GREATER RISK OF UNTIMELY INTEREST AND PRINCIPAL PAYMENTS, DEFAULT AND PRICE VOLATILITY THAN HIGHER RATED SECURITIES, AND MAY PRESENT PROBLEMS OF LIQUIDITY AND VALUATION. SEE "INCOME OPPORTUNITY PORTFOLIO" IN THE VI TRUST PROSPECTUS.


    This Prospectus tells investors briefly the information they should know before investing in the Contracts. Investors should read and retain this Prospectus for future reference. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE VI TRUST, A COPY OF WHICH IS BOUND WITH THIS PROSPECTUS. Additional information about the Contracts and Separate Account 1 has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 1998. The Statement of Additional Information is incorporated by reference in this Prospectus and is available without charge by calling the Touchstone Variable Annuity Service Center at 1-800-669-2796. The table of contents of the Statement of Additional Information appears on page 58 of this Prospectus. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, certain material incorporated by reference, and other information regarding registrants (such as Separate Account 1) that file electronically with the Commission.


    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER CONTAINED HEREIN, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF ANY INTEREST OR PARTICIPATION IN THE CONTRACTS OFFERED HEREBY IN ANY JURISDICTION OR TO ANY PERSON TO WHOM SUCH OFFER WOULD BE UNLAWFUL THEREIN.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              PROSPECTUS CONTENTS


GLOSSARY....................................................    1
PART I -- DISCUSSION OF THE VARIABLE ANNUITY CONTRACT.......    4
FEE AND EXPENSE TABLES......................................    4
SUMMARY OF THE CONTRACT.....................................    6
ACCUMULATION UNIT VALUES....................................   10
PERFORMANCE INFORMATION.....................................   10
FACTS ABOUT THE COMPANY, THE VARIABLE ACCOUNT AND THE FIXED
  ACCOUNT...................................................   11
     The Company............................................   11
     The Separate Account...................................   11
          The VI Trust and the SA Trust.....................   11
     Additions, Deletions and Substitutions of
      Investments...........................................   13
     The Fixed Account......................................   13
THE CONTRACT................................................   14
     Purchase of a Contract.................................   14
     Free Look Privilege....................................   14
     Allocation of Purchase Payments........................   15
     Accumulation Unit Value................................   15
          Accumulation Unit Value -- VIT Sub-Accounts.......   15
          Accumulation Unit Value -- Growth & Income and
         Bond Sub-Accounts..................................   16
     Fixed Account Value....................................   16
     Dollar Cost Averaging..................................   16
     Transfers..............................................   17
     Surrenders and Partial Withdrawals.....................   18
          Systematic Withdrawals............................   18
     Selection of Annuity Income Option.....................   19
          Income Date Selection.............................   19
          Annuity Payout Plans..............................   19
     Death Benefit..........................................   20
CHARGES.....................................................   20
     Premium Taxes..........................................   20
     Other Taxes............................................   20
     Administrative Charges.................................   20
          Contract Maintenance Charge.......................   21
          Contract Administration Charge....................   21
     Mortality and Expense Risk Charges.....................   21
     Surrender Charge.......................................   21
     Expenses of VIT Portfolios and SAT Portfolios..........   22
OTHER INFORMATION...........................................   23
     Distribution of the Contracts..........................   23
     Statements to Owners...................................   23
     Adjustment of Units and Values.........................   24
     Voting Rights..........................................   24
     Substituted Securities.................................   24
OTHER CONTRACT PROVISIONS...................................   25
     Misstatement of Age or Sex.............................   25
     Assignment.............................................   25
     Loans..................................................   25
     No Dividends...........................................   25

FEDERAL INCOME TAX INFORMATION..............................   25
     Qualification as an "Annuity Contract".................   25
          Diversification...................................   26
          Excessive Control.................................   26
          Required Distributions............................   26
          Multiple Contracts................................   27
     Qualified Contracts and Qualified Plans................   27
          General...........................................   27
          Section 401 Qualified Pension or Profit-Sharing
         Plans..............................................   28
          Section 403(b) Plans..............................   28
          Traditional IRAs..................................   29
          Roth IRAs.........................................   30
          Simplified Employee Pension Plans.................   31
          Savings Incentive Match Plans for Employees
         (SIMPLE)...........................................   32
          Section 457 Deferred Compensation Plans...........   32
     Federal Income Taxation................................   32
          General...........................................   32
          Tax Treatment of Assignments......................   33
          Tax Treatment of Withdrawals from Non-Qualified
         Contracts..........................................   33
          Tax Treatment of Withdrawals from Qualified
         Contracts..........................................   34
          Tax Treatment of Distributions from Roth IRAs.....   35
          Penalty Tax on Withdrawals from Qualified
         Contracts and IRAs.................................   35
          Required Distributions from Qualified Contracts,
         IRAs and Section 457 Plans.........................   36
          Withdrawal Limitations for SIMPLE IRAs............   37
          Withdrawal Limitations for Tax-Sheltered
         Annuities..........................................   37
LEGAL PROCEEDINGS...........................................   37
FINANCIAL STATEMENTS........................................   37
PART II -- DISCUSSION OF SELECT ADVISORS PORTFOLIOS.........   38
SUMMARY.....................................................   38
     General................................................   38
     Risks..................................................   38
     Advisors...............................................   38
     Sub-Accounts...........................................   38
     Other Investors........................................   39
FINANCIAL HIGHLIGHTS........................................   39
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS............   40
     Growth & Income Portfolio..............................   40
     Bond Portfolio.........................................   41
     General................................................   41


SPECIAL INFORMATION CONCERNING HUB AND SPOKE(R)STRUCTURE....   41
MANAGEMENT OF THE PORTFOLIOS................................   42
     General................................................   42
     Portfolio Advisors.....................................   43

INVESTMENT TECHNIQUES, RISK FACTORS AND INVESTMENT
  RESTRICTIONS..............................................   44
     Techniques and Risk Factors............................   44
          Foreign Securities................................   44
          Risks Associated with Emerging Markets
         Securities.........................................   44
          Currency Exchange Rates...........................   45
          ADRS, EDRS and CDRS...............................   45
          Convertible Securities............................   45
          Fixed-Income and Other Debt Instrument
         Securities.........................................   45
          Medium and Lower Rated and Unrated Securities.....   46
          U.S. Government Securities........................   47
          Mortgage Related Securities.......................   47
          Stripped Mortgage Related Securities..............   48
          Zero Coupon Securities............................   48
          Custodial Receipts................................   49
          When-Issued and Delayed-Delivery Securities.......   49
          Real Estate Investment Trusts.....................   49
          Standard & Poor's Depositary Receipts.............   50
          Repurchase Agreements.............................   50
          Reverse Repurchase Agreements and Forward Roll
         Transactions.......................................   50
          Lending Portfolio Securities......................   50
          Illiquid Securities...............................   51
          Non-Publicly Traded ("Restricted") Securities and
         Rule 144A Securities...............................   51
          Temporary Investments.............................   51
          Derivatives.......................................   51
          Futures Contracts and Related Options.............   52
          Options on Stock..................................   52
          Options on Securities Indexes.....................   53
          Forward Currency Contracts........................   53
          Asset Coverage....................................   54
     Certain Investment Restrictions........................   54
     Portfolio Turnover.....................................   54
MANAGEMENT OF THE SA TRUST..................................   55
     Board of Trustees......................................   55
     Sponsor................................................   55
     Administrator, Fund Accounting Agent, Custodian and
      Transfer Agent........................................   55
     Allocation of Expenses of the Portfolios...............   55
PURCHASE AND VALUATION......................................   56
     Purchase...............................................   56
     Valuation..............................................   56
ADDITIONAL INFORMATION......................................   57
     Description of Beneficial Interests, Liabilities,
      Voting Rights and Reports.............................   57
TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION...   58

                                    GLOSSARY

     ACCUMULATION UNIT -- An accounting unit of measure used to calculate an Owner's share of the Variable Account Value prior to the Income Date.

     ACCUMULATION UNIT VALUE -- The dollar value of an Accumulation Unit in a Sub-Account of the Variable Account.

     ANNUITANT -- The natural person whose life is used to determine the duration and amount of any annuity payments.

     BENEFICIARY -- The person(s) to whom the Death Benefit will be paid if the Annuitant dies before the Income Date.

     CODE -- The Internal Revenue Code of 1986, as amended.

     COMPANY -- Western-Southern Life Assurance Company.

     CONTRACT -- An individual flexible variable annuity contract, including the Application Form and any amendments, riders or endorsements, offered by the Company as set forth in this Prospectus.

     CONTRACT ANNIVERSARY -- The same day and month as the Contract Date in each subsequent year.

     CONTRACT DATE -- The date, as set forth on page 3 of the Contract, on which the Contract becomes effective, which generally will be within one business day after receipt of the initial Purchase Payment and Application Form in good order at the Touchstone Variable Annuity Service Center.

     CONTRACT VALUE -- The total value of the Contract at any time prior to or on the Income Date, representing the sum of the Variable Account Value and the Fixed Account Value.

     CONTRACT YEAR -- A year which starts with the Contract Date or with a Contract Anniversary.

     FIXED ACCOUNT -- A Contract option under which some or all of the Purchase Payments are allocated to the Company's general account. The Company credits interest to the amounts allocated to the Fixed Account at rates declared by the Company from time to time and guaranteed for one year periods.

     FIXED ACCOUNT VALUE -- At any given time, (1) the sum of all Purchase Payments allocated to the Fixed Account, plus (2) any Variable Account Value transferred to the Fixed Account, plus (3) interest credited by the Company to the Fixed Account, less (4) any amounts transferred from the Fixed Account to the Variable Account, less (5) any amounts withdrawn for charges, deductions or surrenders (which includes Surrender Charges, if any).

     INCOME DATE -- The date on which annuity payments are scheduled to begin, changeable by written notice to the Company.

     IRA -- An individual retirement account or an individual retirement annuity.

     OWNER OR JOINT OWNER -- The person(s) owning all rights under the Contract.

     PORTFOLIO -- An investment portfolio of the VI Trust or of the SA Trust, each of which is a registered open-end management investment company. Each Portfolio corresponds to a Sub-Account of the Variable Account.

     PURCHASE PAYMENT -- An amount paid to the Company under the Contract prior to deduction of any applicable premium tax.

     QUALIFIED AND NON-QUALIFIED CONTRACTS -- A QUALIFIED CONTRACT is a Contract purchased in connection with a plan which qualifies under Sections 401, 403(b), 408, 408A or 457 of the Code. A NON-QUALIFIED CONTRACT is any other Contract.

     ROTH IRA -- An IRA established under Section 408A of the Code in which contributions are not deductible and qualified withdrawals are not subject to federal income tax.

     SAT PORTFOLIO -- Either the Growth & Income Portfolio II ("GROWTH & INCOME PORTFOLIO") or the Bond Portfolio II ("BOND PORTFOLIO") of the SA Trust.


     SA TRUST -- Select Advisors Portfolios, a trust formed under New York law that includes portfolios in which the Growth & Income and Bond Sub-Accounts invest. Part II of this Prospectus, beginning at page 38, contains information regarding the SA Trust and such Portfolios.


     SEPARATE ACCOUNT 1 -- A separate investment account of the Company in which Purchase Payments allocated to the Variable Account are held.

     SUB-ACCOUNT -- A division of the Variable Account which invests in a Portfolio of the VI Trust or the SA Trust. Purchase Payments allocated to the Variable Account are further allocated among Sub-Accounts as designated by the Owner.

     SURRENDER CHARGE -- A declining contingent deferred sales charge, ranging from 7% during the first two years after a Purchase Payment is received to 0% after seven years from receipt of each Purchase Payment.

     SURRENDER VALUE -- The Contract Value less any applicable Surrender Charge and Contract Maintenance Charge. This amount, less any applicable premium tax, is payable to an Owner upon surrender of the Contract prior to the Income Date during the Annuitant's lifetime.

     TRADITIONAL IRA -- An IRA established under Section 408 of the Code in which contributions may be deductible and federal income tax is deferred until amounts are withdrawn from the IRA.

     VALUATION DATE -- Each day on which valuation of the Sub-Accounts is required by applicable law, including every day that the New York Stock Exchange is open.

     VALUATION PERIOD -- The period of time beginning at the close of trading on the New York Stock Exchange on one Valuation Date and ending at the close of trading on the New York Stock Exchange on the next succeeding Valuation Date.

     VARIABLE ACCOUNT -- A contract option under which some or all of the Purchase Payments are allocated to Separate Account 1.

     VARIABLE ACCOUNT VALUE -- At any given time, the value of all Accumulation Units credited to the Sub-Accounts pursuant to the Contract.


     VI TRUST -- Select Advisors Variable Insurance Trust, a business trust formed under Massachusetts law that includes portfolios in which the Emerging Growth, International Equity, Income Opportunity, Value Plus, Balanced and Standby Income Sub-Accounts invest.



     VI TRUST PROSPECTUS -- A separate Prospectus describing the VI Trust and the Emerging Growth, International Equity, Income Opportunity, Value Plus, Balanced and Standby Income Portfolios accompanies and is bound with this Prospectus.


     VIT PORTFOLIO -- A Portfolio of the VI Trust.

TERMS DEFINED ELSEWHERE IN THE PROSPECTUS

     The following terms have the meanings given such terms at the pages indicated.


                  TERM                    PAGE
                  ----                    ----
Administrator...........................    13
Advisor.................................    13
Advisers Act............................    43
Advisory Agreement......................    42
Benefit Determination Date..............    20
Board of Trustees/Trustees..............    42
Contract Administration Charge..........     9
Contract Maintenance Charge.............     9
Death Benefit...........................    20
Designated beneficiary..................    26
Distributor.............................    23
Dollar Cost Averaging...................    16
Expense Cap.............................     5
Expense risk............................    21
Expense Risk Charge.....................     9
Fort Washington.........................    43
Free amounts............................    22
Free look...............................     7
Free look period........................    14
IFS.....................................    23
Investors Bank..........................    13
Mortality risk..........................    21



                  TERM                    PAGE
                  ----                    ----
Mortality Risk Charge...................     9
NYSE....................................     8
PIN.....................................    17
Portfolio Advisors......................    13
Qualified Plans.........................    27
SAT Net Investment Factor...............    16
Scudder Kemper..........................    43
SEC.....................................    11
Section 457 Plans.......................    27
SEP.....................................    31
SIMPLE IRA..............................    32
Sponsor.................................     5
Sponsor Agreements......................     5
Surrender...............................     8
Touchstone Variable Annuity Service
  Center................................     7
Treasury Department.....................    26
Trustees/Board of Trustees..............    42
VIT Net Investment Factor...............    15
VIT Sub-Account.........................    15
1933 Act................................    13
1940 Act................................    11

             PART I -- DISCUSSION OF THE VARIABLE ANNUITY CONTRACT

                             FEE AND EXPENSE TABLES

     The following tables provide information concerning Owner transaction expenses and annual operating expenses of the Variable Account, each Sub-Account and the corresponding Portfolio.

OWNER TRANSACTION EXPENSES


          Maximum Contingent Deferred Sales Charge(1)....................7%


              Range Of Contingent Deferred Sales Charge Over Time

                                                CONTINGENT DEFERRED SALES
 COMPLETED YEARS                                 CHARGE AS PERCENTAGE OF
  FROM DATE OF                                     AMOUNT OF PURCHASE
PURCHASE PAYMENT                                    PAYMENT WITHDRAWN
----------------                                    -----------------
       less than 1.............................            7%
       1.......................................            7%
       2.......................................            6%
       3.......................................            5%
       4.......................................            4%
       5.......................................            2%
       6.......................................            1%
       7 and later.............................            0%


ANNUAL CONTRACT MAINTENANCE CHARGE(2)...................................$35


VARIABLE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)

Mortality and Expense Risk Charges..........................    1.20%
Contract Administration Charge..............................    0.15%
                                                                ----
Total Variable Account Annual Expenses......................    1.35%

PORTFOLIO EXPENSES (as a percentage of average daily net assets)


                                                  ADVISOR FEE      OTHER EXPENSES     TOTAL EXPENSES
                                                 (AFTER EXPENSE    (AFTER EXPENSE     (AFTER EXPENSE
                                                 REIMBURSEMENT)    REIMBURSEMENT)    REIMBURSEMENT)(3)
                                                 --------------    --------------    -----------------
VIT PORTFOLIOS
---------------------------------------------
Emerging Growth..............................         0.80%             0.35%              1.15%
International Equity.........................         0.95%             0.30%              1.25%
Income Opportunity...........................         0.65%             0.20%              0.85%
Value Plus(4)................................         0.75%             0.10%              0.85%
Balanced.....................................         0.80%             0.10%              0.90%
Standby Income...............................         0.25%             0.25%              0.50%
SAT PORTFOLIOS
---------------------------------------------
Growth & Income..............................         0.80%             0.05%              0.85%
Bond.........................................         0.55%             0.20%              0.75%


---------
(1) Also referred to as a "Surrender Charge."

(2) In certain states in which the Company has received the necessary regulatory approvals, it may waive, reduce or eliminate the annual Contract Maintenance Charge.


(3) Total Portfolio expenses absent reimbursement by the Sponsor would have been as follows: Emerging Growth -- 2.19%; International Equity -- 3.19%; Income Opportunity -- 1.72%; Growth & Income -- 1.64%; Balanced -- 2.04%;
    Bond -- 1.69% and Standby Income -- 1.48%.

(4) Expenses for the Value Plus Portfolio are expressed as a percentage of its projected average daily net assets and are based on estimates of expenses to be incurred during the fiscal year ending December 31, 1998, after any applicable fee waivers and expense reimbursements. For the Value Plus Portfolio it is estimated that, for the year ending December 31, 1998, absent reimbursement, "Other Expenses" and "Total Operating Expenses" will be 1.85% and 2.85% of the Portfolio's projected average daily net assets.



     The purpose of the above table is to assist an Owner in understanding the various costs and expenses that an Owner will bear directly or indirectly. Premium taxes charged by certain states or other governmental entities may be applicable, but are not included in the table. For purposes of the table, expenses of the Portfolio in which each Sub-Account invests are treated as if they were expenses of that Sub-Account. The expenses of each Portfolio are assessed at the underlying Portfolio level and are not direct charges against the assets of the Sub-Accounts or reductions from Contract Value, although such charges are borne indirectly by Owners. Portfolio expenses are taken into consideration in computing the net asset value of each Portfolio, which is the price used to calculate the Variable Account Value. It is expected that the combined expenses per Accumulation Unit of a Sub-Account and its corresponding Portfolio will, at a minimum, be approximately equal to and may be less than the expenses that would be incurred by the Sub-Account alone if, instead of investing in such Portfolio, the Sub-Account retained an investment advisor and portfolio advisors and invested directly in the types of securities held by the Portfolio.


     Under agreements (the "SPONSOR AGREEMENTS") with the VI Trust and the SA Trust, Touchstone Advisors, Inc., as sponsor of the two trusts (the "SPONSOR"), has agreed to reimburse each Portfolio for those annual operating expenses of the Portfolio exceeding a specified percentage (the "EXPENSE CAP") of the Portfolio's average daily net assets. Operating expenses for this purpose include fees of the Advisor, fees of the Administrator, amortization of organizational expenses, legal and accounting fees and Sponsor fees, but do not include interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses. A Sponsor Agreement may be terminated by the Sponsor as to any Portfolio as of the end of any calendar quarter, by giving at least 30 days prior written notice, and will be terminated if the Sponsor ceases to be the investment advisor for the Portfolio. If a Sponsor Agreement is terminated, actual Portfolio expenses may exceed those shown in the table.


     For additional information regarding expenses related to a Contract, see "Charges" at page 20. For more information regarding each Portfolio's expenses, see "Expenses of the VIT Portfolios and SAT Portfolios" herein at page 22, the VI Trust Prospectus, and the Statement of Additional Information (available on request from the Touchstone Variable Annuity Service Center). For additional information regarding the Sponsor Agreements, see "Sponsor" at page 55.


EXAMPLE

     The following charts depict the expenses that would be incurred under the Contract assuming a $1,000 investment in each Sub-Account and a 5% annual return on that investment. Portfolio expenses have been estimated at the Expense Cap for each Portfolio. THE DOLLAR FIGURES IN EACH CHART ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The effect of the Contract Maintenance Charge is calculated by expressing it as a percentage of the average Contract Value, which is assumed for this purpose only, to be $25,000. Premium taxes currently are imposed by certain states and municipalities on Purchase Payments made under the Contracts. Premium taxes are not reflected in the examples below. Where applicable, such taxes may decrease the amount of each Purchase Payment available for allocation.

     An Owner surrendering a Contract at the end of the applicable time period would pay the following aggregate Contract and Portfolio expenses on a $1,000 investment in each Sub-Account, assuming a 5% annual return:


                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           ------    -------    -------    --------
Emerging Growth........................................     $97       $137       $178        $301
International Equity...................................     $98       $140       $183        $311
Income Opportunity.....................................     $94       $128       $162        $270
Value Plus.............................................     $94       $128         NA          NA
Growth & Income........................................     $94       $128       $162        $270
Balanced...............................................     $94       $129       $165        $275
Bond...................................................     $93       $125       $157        $259
Standby Income.........................................     $90       $117       $144        $232


     An Owner annuitizing a Contract (with a minimum 5 year payout) at the end of the applicable time period would pay the following aggregate Contract and Portfolio expenses on the same investment:


                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           ------    -------    -------    --------
Emerging Growth........................................     $97       $ 83       $142        $301
International Equity...................................     $98       $ 86       $147        $311
Income Opportunity.....................................     $94       $ 74       $126        $270
Value Plus.............................................     $94       $ 74         NA          NA
Growth & Income........................................     $94       $ 74       $126        $270
Balanced...............................................     $94       $ 75       $129        $275
Bond...................................................     $93       $ 71       $121        $259
Standby Income.........................................     $90       $ 63       $108        $232


     An Owner who does not surrender a Contract at the end of the applicable time period would pay the following aggregate Contract and Portfolio expenses on the same investment:


                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           ------    -------    -------    --------
Emerging Growth........................................     $27       $ 83       $142        $301
International Equity...................................     $28       $ 86       $147        $311
Income Opportunity.....................................     $24       $ 74       $126        $270
Value Plus.............................................     $24       $ 74         NA          NA
Growth & Income........................................     $24       $ 74       $126        $270
Balanced...............................................     $24       $ 75       $129        $275
Bond...................................................     $23       $ 71       $121        $259
Standby Income.........................................     $20       $ 63       $108        $232


OTHER PORTFOLIO FINANCIAL INFORMATION


     Additional financial information regarding the Emerging Growth, International Equity, Income Opportunity, Balanced and Standby Income Portfolios may be found in the VI Trust Prospectus, which follows and is bound with this Prospectus. Similar information regarding the Growth & Income and Bond Portfolios may be found at page 39 of this Prospectus.


                            SUMMARY OF THE CONTRACT

GENERAL

     The purpose of the Contract is (1) to permit an Owner to accumulate funds on a tax-deferred basis by investing in one or more alternatives, and (2) to permit the Owner or the Owner's designee to receive annuity income payments starting on the Income Date. An Owner may invest in one or more of the eight Sub-Accounts of the Variable Account and in the Company's Fixed Account. Each Sub-Account will, in turn, invest solely in one of the following Portfolios:


    VI TRUST PORTFOLIOS                       SA TRUST PORTFOLIOS
----------------------------               -------------------------
Emerging Growth Portfolio                  Growth & Income Portfolio
International Equity
  Portfolio                                Bond Portfolio
Income Opportunity Portfolio
Value Plus Portfolio
Balanced Portfolio
Standby Income Portfolio


An investment in the Fixed Account will be held and managed by the Company through its general account. See "The VI Trust and the SA Trust" and "The Fixed Account."


     Assets allocated by Owners to the Variable Account are held by Separate Account 1. Such assets are segregated from other assets of the Company but not from assets attributable to other variable annuity contracts issued through Separate Account 1. Owners bear the investment risk with respect to the Sub-Accounts which they select, and there is no guarantee that amounts invested by the Owner in the Sub-Accounts will increase or retain their value. See "The Variable Account." The Company guarantees that amounts allocated by an Owner to the Fixed Account will earn interest at a rate determined periodically by the Company and in effect at the time of each investment. See "The Fixed Account."



MINIMUM AND MAXIMUM INVESTMENTS



     A Contract may be purchased on a non-qualified basis or on a qualified basis as part of a plan which qualifies under Sections 401, 403(b), 408 or 457 of the Code. The initial Purchase Payment must be at least $2,000 for Non-Qualified Contracts and $1,000 for Qualified Contracts. Each subsequent payment must be at least $100. If payments are made under an automatic or scheduled installment plan, the minimums may be satisfied by purchase payments made on an annualized basis of not less than $600. If no Purchase Payments have been received for two full years and both (a) the total Purchase Payments less any partial withdrawals and (b) the Contract Value are less than $2,000, the Company will, after 14 days prior written notice to the Owner, terminate the Contract and pay the Surrender Value to the Owner. The cumulative total of all Purchase Payments under a Contract may not exceed $500,000 without the prior consent of the Company. See "Purchase of a Contract."


VARIABLE ANNUITY SERVICE CENTER

     Investments in or withdrawals from a Contract, transfers of amounts to or from the Variable Account and other directions with respect to the investment of Purchase Payments should be directed to the Company at the Touchstone Variable Annuity Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850 (the "TOUCHSTONE VARIABLE ANNUITY SERVICE CENTER").

TEN-DAY FREE LOOK

     To be sure that the Owner is satisfied with the Contract, the Owner has a ten-day "FREE LOOK." Within ten days of the date the Contract is received by the Owner, it may be returned to the Company at the Touchstone Variable Annuity Service Center. If the Contract is received by the Company within such time, the Company will void the Contract, and the Contract Value, plus any amount deducted from the initial Purchase Payment prior to allocation to the Sub-Accounts or the Fixed Account, will then be refunded in full unless otherwise required by state or federal law. See "Free Look Privilege."

INVESTMENT OPTIONS

     Purchase Payments will be invested by the Company, in the proportions that the Owner directs, in the Fixed Account and the Sub-Accounts. See "Allocation of Purchase Payments." The Variable Account currently has eight Sub-Accounts, each of which invests exclusively in one of the VIT Portfolios or one of the SAT

Portfolios. The VIT Portfolios are the Emerging Growth, International Equity, Income Opportunity, Value Plus, Balanced and Standby Income Portfolios. The SAT Portfolios are the Growth & Income and Bond Portfolios.


     Information regarding the investment objectives of the VIT Portfolios and the SAT Portfolios is set forth under the caption "The VI Trust and the SA Trust" herein. More detailed information regarding the SAT Portfolios will be found under the caption "Investment Objectives, Policies and Restrictions" in
Part II of this Prospectus. Detailed information regarding the VIT Portfolios will be found in the VI Trust Prospectus.

     Owners may transfer funds among Sub-Accounts once every 30 days. One transfer from the Variable Account to the Fixed Account may be made during any Contract Year. One transfer from the Fixed Account to the Variable Account also may be made during any Contract Year. The maximum amount of a transfer from the Fixed Account to the Variable Account is 25% of the Fixed Account Value. See "Transfers."

PURCHASE PAYMENTS

     The Owner may elect to allocate Purchase Payments to the Sub-Accounts or the Fixed Account or any combination of these alternatives. Purchase Payments will be processed by the Company on the day received at the Touchstone Variable Annuity Service Center, if received in good order no later than the close of regular trading on the New York Stock Exchange (the "NYSE") on any Valuation Date. Payments received in good order later in the day, or on any day that is not a Valuation Date, will be processed on the next Valuation Date. Regular trading on the NYSE usually closes at 4:00 p.m. Eastern Time. Purchases by the Sub-Accounts of shares of the corresponding VIT Portfolios or of interests in the corresponding SAT Portfolios will be made on the next Valuation Date following processing, at the value of the corresponding Portfolio on the date of processing. As the value of the investments of the Sub-Accounts in the corresponding Portfolios increases or decreases, the Variable Account Value increases or decreases. See "Allocation of Purchase Payments."

WITHDRAWALS AND SURRENDER

     Prior to the Income Date, the Owner may withdraw all or part of the Contract Value. A withdrawal of all of the Contract Value is a "SURRENDER." During the first seven years following the receipt of a Purchase Payment, such withdrawals (to the extent they exceed available "free" amounts, as described under the caption "Surrender Charge -- 'Free' Amounts") generally will be subject to a Surrender Charge. See "Surrender Charge." This charge is 7% of the amount of any Purchase Payment withdrawn less than two years following receipt of such payment and decreases over time. The charge is reduced to zero after the seventh year from the receipt of a Purchase Payment.

     The minimum partial withdrawal is $250, and the Contract Value following any partial withdrawal must be at least $2,000. Where permitted by applicable law, the Company will waive the Surrender Charge if the Owner or the Annuitant is confined to a long term care facility or hospital (as defined in the Contract) for at least 30 days prior to surrender. The Company reserves the right to waive the Surrender Charge in certain other circumstances. See "Surrenders and Partial Withdrawals" and "Surrender Charge." Certain withdrawals may be subject to a penalty on premature distributions as well as to federal income tax. See "Federal Income Taxation."

INCOME OPTIONS

     The Contract offers four fixed annuity payment options, unless otherwise limited by applicable state insurance laws. Income may be paid in installments, either for a fixed period of one to 30 years or in a fixed amount. Income also may be paid under one of two life income alternatives. Other annuity income options may be selected with prior approval of the Company. If no income option is selected by the Owner, the Contract provides for a monthly annuity payment, beginning on the Income Date if the Annuitant is then living, payable for life with ten years certain. See "Selection of Annuity Income Option." If the Annuitant dies after the Income Date, the amount and manner of any continuing payments will depend upon the income option selected.

DEATH BENEFIT

     If the Annuitant dies before the Income Date, the Company will pay a Death Benefit to the Beneficiary selected by the Owner. See "Death Benefit."

CHARGES

     Surrender Charge. The Company does not deduct a sales charge from Purchase Payments made for Contracts. However, if any part of the Contract Value is withdrawn, the Company will, with certain exceptions, deduct from the Owner's Contract Value a Surrender Charge not to exceed 7% of the lesser of the following amounts: (1) the total amount of all purchase payments made within 84 months prior to the date of the request to surrender, and (2) the amount surrendered. This charge, when applicable, is imposed to permit the Company to recover sales expenses that have been incurred by the Company. See "Surrenders and Partial Withdrawals" and "Surrender Charge."

     Contract Maintenance and Contract Administration Charges. In addition, on each Contract Anniversary (and upon surrender) the Company will deduct an annual maintenance charge (the "CONTRACT MAINTENANCE CHARGE")of $35 from the Contract Value. In certain states, the Company may waive, reduce or eliminate such charge. The Company also will deduct on a daily basis an administration charge (the "CONTRACT ADMINISTRATION CHARGE") at an annual rate equal to 0.15% of the Variable Account Value. These charges are to reimburse the Company for administrative expenses related to the issue and maintenance of the Contract. The Company does not expect to recover from these charges an amount in excess of accumulated administrative expenses. See "Administrative Charges."

     Mortality and Expense Risk Charges. The Company deducts on a daily basis a charge to compensate for the mortality risk assumed by the Company (the "MORTALITY RISK CHARGE") at an annual rate equal to 0.80% of the Variable Account Value. The Company also deducts on a daily basis a charge at an annual rate equal to 0.40% of the Variable Account Value as compensation for the Company's risk in agreeing not to increase administrative charges on the Contracts regardless of actual administrative costs (the "EXPENSE RISK CHARGE"). See "Mortality and Expense Risk Charges."


     Other. Premium taxes payable to any governmental entity will be charged against the Contracts. See "Premium Taxes" and "Other Taxes."


     The Company may include as a component of the Net Investment Factor (see "Accumulation Unit Value") a charge or credit for any taxes reserved, which are determined by the Company to have resulted from the investment operations of any Sub-Account. See "Allocation of Purchase Payments" and "Other Taxes."

     The Portfolios of the VI Trust and of the SA Trust accrue management fees and other expenses daily and pay them monthly. See "Expenses of VIT Portfolios and SAT Portfolios."

     THE FOREGOING SUMMARY IS INTENDED TO PROVIDE ONLY AN OVERVIEW OF THE MORE SIGNIFICANT ASPECTS OF THE CONTRACT. DETAILED INFORMATION IS PROVIDED IN SUBSEQUENT SECTIONS OF THIS PROSPECTUS AND IN THE CONTRACT. THE CONTRACT (INCLUDING ANY AMENDMENTS, RIDERS AND ENDORSEMENTS) TOGETHER WITH THE APPLICATION FORM CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE OWNER AND THE COMPANY AND SHOULD BE RETAINED BY THE OWNER.

                            ACCUMULATION UNIT VALUES


         (for an accumulation unit outstanding throughout the periods)



                                                     UNIT VALUE    UNIT VALUE    NUMBER OF
                                                    AT BEGINNING     AT END      UNITS AT
             YEAR ENDED DECEMBER 31,                  OF YEAR       OF YEAR     END OF YEAR
             -----------------------                ------------   ----------   -----------
Emerging Growth Sub-Account
1995**............................................   10.000000     11.687169        14,972
1996..............................................   11.687169     12.817847       236,639
1997..............................................   12.817847     16.905544       921,086
International Equity Sub-Account
1995**............................................   10.000000     11.230830        15,645
1996..............................................   11.230830     12.350885       252,346
1997..............................................   12.350885     13.984724       939,980
Income Opportunity Sub-Account
1995**............................................   10.000000     12.515143        20,015
1996..............................................   12.515143     15.727477       334,062
1997..............................................   15.727477     17.401250     1,296,326
Growth & Income Sub-Account
1995**............................................   10.000000     12.490239        28,701
1996..............................................   12.490239     14.161478       451,141
1997..............................................   14.161478     16.749955     1,858,720
Balanced Sub-Account
1995**............................................   10.000000     11.962842        28,416
1996..............................................   11.962842     13.782738       266,916
1997..............................................   13.782738     16.130170     1,153,567
Bond Sub-Account
1995**............................................   10.000000     11.262524        28,863
1996..............................................   11.262524     11.395131       235,025
1997..............................................   11.395131     12.137441       936,431
Standby Income Sub-Account
1995**............................................   10.000000     10.317194        42,991
1996..............................................   10.317194     10.711418       306,751
1997..............................................   10.711418     11.140654     1,033,781


---------
**Operations commenced on February 23, 1995.

     For information explaining how Accumulation Unit Value is calculated for the various Sub-Accounts, see "Accumulation Unit Value."

                            PERFORMANCE INFORMATION

     Separate Account 1 may advertise certain performance information regarding the Sub-Accounts from time to time. Such performance information will be based upon historical performance and is not intended to predict future performance under an actual Contract.

     Average annual total return quotations represent the average compounded rate of return on a hypothetical initial investment of $1,000. Average annual total return reflects all historical investment results, less all charges and deductions applied against a Sub-Account (including any Surrender Charge that might apply if an Owner terminated the Contract at the end of the indicated period, but excluding any deductions for premium taxes).

The rate for each Sub-Account is computed by comparing a hypothetical initial investment of $1,000 in the Sub-Account to the hypothetical Surrender Value of that investment at the end of specifically defined 1, 5 and 10 year periods or for the life of the Contract.

     In reports or other communications to shareholders or in advertising material, non-standardized total return figures, such as aggregate total return figures and non-annualized figures, may also be quoted. These figures will be accompanied by standardized total return figures calculated as described above. The performance of a Sub-Account may be compared with that of other separate accounts as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of separate accounts. The performance information also may include evaluations of the separate accounts published by nationally recognized ranking services and by financial publications that are nationally recognized.

     It is important to note that total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes in more detail the methods used to determine total return.

               FACTS ABOUT THE COMPANY, THE VARIABLE ACCOUNT AND
                               THE FIXED ACCOUNT

THE COMPANY

     The Company is a stock life insurance company organized under the laws of the State of Ohio on December 1, 1980. The Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888. Both companies are in the business of issuing insurance and annuity contracts. The executive offices of both companies are located at 400 Broadway, Cincinnati, Ohio 45202 and their telephone number is (513) 629-1800.

THE SEPARATE ACCOUNT

     The Variable Account is held by Separate Account 1, a separate investment account of the Company established pursuant to Ohio law on July 27, 1992. Separate Account 1 is used to support the Contracts described in this Prospectus and other variable annuity contracts of the Company and for other purposes permitted by law. Separate Account 1 is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 ACT"). Separate Account 1 consists of Variable Account assets held for the benefit of Owners and assets held, through similar accounts, for the benefit of owners of other variable annuity contracts issued by Separate Account 1.

     The Company owns the assets of Separate Account 1. As required by law, however, the assets of Separate Account 1 are kept separate from the Company's general account assets and any other separate account assets and are held exclusively for the benefit of Owners and Beneficiaries of the Contracts and of other variable annuity contracts issued by Separate Account 1. These assets may not be charged with liabilities from any other business which the Company may conduct. The Company is obligated to pay all benefits provided under the Contracts and all benefits provided under other variable annuity contracts issued by Separate Account 1.

     Each Sub-Account of the Variable Account is administered and accounted for as part of the general business of the Company; however, the income, capital gains or capital losses of each Sub-Account are credited to or charged against the assets held in that Sub-Account in accordance with the terms of each Contract without regard to the income, capital gains or capital losses of any other Sub-Account or arising out of any other business of the Company.


     THE VI TRUST AND THE SA TRUST


     The Variable Account consists of eight Sub-Accounts, each of which invests exclusively in one of the Portfolios of the VI Trust or in one of the Portfolios of the SA Trust. Each Trust is an open-end diversified management investment company. The VI Trust is organized as a Massachusetts business trust and the SA Trust is organized as a New York master trust.

     The investment objective of each Sub-Account is the same as the corresponding Portfolio, each of which is described briefly below. There is no assurance that any Contract or Portfolio will meet its investment objective.

                                 VIT PORTFOLIOS


          EMERGING GROWTH PORTFOLIO has a primary investment objective of capital appreciation with income as a secondary investment objective. The Portfolio attempts to achieve its investment objective through investment primarily in the common stock of smaller, rapidly growing companies.



          INTERNATIONAL EQUITY PORTFOLIO has an investment objective of long term capital appreciation through investment primarily in equity securities of companies based outside the United States.



          INCOME OPPORTUNITY PORTFOLIO has an investment objective of high current income through investment in high yield, non-investment grade debt securities (commonly known as "junk bonds") of both U.S. and non U.S. issuers and in mortgage-related securities. To the extent consistent with its primary objective, the Portfolio will also seek capital appreciation.



          VALUE PLUS PORTFOLIO has an investment objective of long-term growth of capital through investment primarily in common stocks which are considered by its Portfolio Advisor to be fundamentally undervalued in relation to earnings, cash flow and financial strength.


          BALANCED PORTFOLIO has an investment objective of growth of capital and income through investment in common stocks and fixed-income securities.

          STANDBY INCOME PORTFOLIO has an investment objective of high current income to the extent consistent with relative stability of principal which it attempts to achieve through investment in short-term, investment grade debt securities.

                                 SAT PORTFOLIOS

          GROWTH & INCOME PORTFOLIO has an investment objective of long term capital appreciation and dividend income through investment primarily in common stocks of high quality companies.

          BOND PORTFOLIO has an investment objective of providing a high level of current income primarily through investment in investment grade bonds.

     Each Portfolio listed below may invest a portion of its total assets in non-investment grade (or "junk") bonds. These bonds entail greater risk of untimely interest and principal payments, default and price volatility than higher rated securities and may present problems of liquidity and valuation. Investments in these Portfolios may not be appropriate for all investors.


                            PERCENTAGE OF PORTFOLIO'S TOTAL ASSETS THAT MAY BE
        PORTFOLIO                 INVESTED IN NON-INVESTMENT GRADE BONDS
        ---------           --------------------------------------------------
International Equity        Up to 35% of the Portfolio's total assets
Portfolio of VI Trust
Income Opportunity          Up to 100% of the Portfolio's total assets
Portfolio of VI Trust
Growth & Income             Up to 5% of the Portfolio's total assets
Portfolio of SA Trust
Bond Portfolio of SA Trust  Up to 35% of the Portfolio's total assets


For more information about non-investment grade bonds, see "Medium and Lower Rated and Unrated Securities" in the VI Trust Prospectus and in Part II of this Prospectus.

     MORE COMPLETE INFORMATION ABOUT THE SIX PORTFOLIOS OF THE VI TRUST, INCLUDING THE ASSOCIATED RISKS, IS SET FORTH IN THE VI TRUST PROSPECTUS. SIMILAR INFORMATION WITH RESPECT TO THE GROWTH & INCOME AND THE BOND PORTFOLIOS OF THE SA TRUST IS CONTAINED IN PART II OF THIS PROSPECTUS. PROSPECTIVE PURCHASERS OF CONTRACTS

SHOULD READ THE VI TRUST PROSPECTUS AND PART II OF THIS PROSPECTUS IN CONJUNCTION WITH THE INFORMATION REGARDING THE VARIABLE ACCOUNT CONTAINED HEREIN.


     Both the VI Trust and the SA Trust have entered into investment advisory agreements with Touchstone Advisors, Inc. (the "ADVISOR"). The Advisor, in turn, has entered into portfolio advisory agreements with separate investment advisors selected for each Portfolio (the "PORTFOLIO ADVISORS"). It is the responsibility of the Advisor to select the Portfolio Advisors, subject to the review and approval of the Trustees of the VI Trust or the SA Trust, as the case may be, and to review the ongoing investment strategy of each Portfolio Advisor and the performance of the Portfolios.



     Each Trust has entered into agreements with Investors Bank and Trust Company ("INVESTORS BANK" or the "ADMINISTRATOR") pursuant to which Investors Bank provides administrative and fund accounting services for each Trust.



ADDITIONS, DELETIONS AND SUBSTITUTIONS OF INVESTMENTS


     The Company may from time to time make additional Sub-Accounts available. These Sub-Accounts will invest in investment portfolios that the Company deems suitable for the Contracts.

     The Company also has the right, upon approval of affected Owners or approval of the SEC, to substitute a new investment portfolio or similar investment option for the Portfolio in which a Sub-Account invests. A substitution may become necessary if, in the Company's judgment, the Portfolio or other investment option no longer suits the purposes of the Contracts. This may happen due to unsatisfactory investment performance, a change in laws or regulations, a change in a Portfolio's investment objectives or restrictions, because the Portfolio is no longer available for investment, or for some other reason. The Company would obtain prior approval from the SEC to the extent required and any other required approvals before making such a substitution.

     The Company also reserves the right to eliminate Sub-Accounts from the Variable Account or to combine two or more Sub-Accounts. In addition, the Company reserves the right to operate Separate Account 1 as a management investment company under the 1940 Act or any other form permitted by law or to deregister Separate Account 1 under the 1940 Act in the event such registration no longer is required.

THE FIXED ACCOUNT

     Due to exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (the "1933 ACT") and the Company's general account has not been registered as an investment company under the 1940 Act. Accordingly, interests in the Fixed Account are not subject to the provisions of those acts, and the Company has been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account.

     As noted earlier, an Owner may allocate purchase payments or transfer all or part of the Owner's Contract Value to the Fixed Account. Funds allocated or transferred to the Fixed Account will not fluctuate with the investment experience of the Company's general account. The Company guarantees that the portion of an Owner's Contract Value that is held in the Fixed Account will accrue interest at an effective annual rate of at least 3%.

     When any part of a Purchase Payment is allocated to the Fixed Account or an amount is transferred into the Fixed Account, an interest rate will be assigned to that amount. That rate will be guaranteed by the Company for one year from the receipt of the Purchase Payment or transferred amount. At the end of that year, a new interest rate, which will be guaranteed by the Company for at least one year, will be assigned to that Purchase Payment or transferred amount and related earnings. Thereafter, interest rates assigned to that amount and to subsequent Purchase Payments or to subsequent transferred amounts allocated to the Fixed Account will be similarly guaranteed for successive periods of at least one year. Therefore, different interest rates may apply to different amounts in the Fixed Account depending upon when the amount was initially allocated by the Owner, and the interest rate applicable to any particular amount may vary over time.

     The interest rate credited to a Purchase Payment or transferred amount by the Company may differ from the rate being earned by the Company's general account and may differ from the interest rates being credited to other funds in the general account, whether such funds were received at the same time as the Purchase Payment or transferred amount or at a different time. In no event will any interest rate credited be less than an effective annual rate of 3%. The amount of an Owner's Fixed Account Value and the amount of interest credited will be included in statements sent to Owners.

                                  THE CONTRACT

PURCHASE OF A CONTRACT


     GENERAL

     The Company offers Contracts only in states in which it has received the necessary regulatory approvals to do so. Contracts may be Qualified or Non-Qualified. Qualified Contracts are accorded special federal income tax treatment under the Code. Generally, Qualified Contracts may be purchased only in connection with plans which qualify under Sections 401, 403(b), 408 or 457 of the Code. Qualified Contracts contain provisions restricting the timing and amount of payments to and distributions from such Contracts. See "Federal Income Taxation."

     MINIMUM/MAXIMUM INVESTMENTS

     The purchase of a Non-Qualified Contract requires a minimum initial Purchase Payment of $2,000. The minimum initial Purchase Payment for a Qualified Contract is $1,000. Initial payments of $50 (or $600 annualized) are permitted if such payments are made under an automatic or scheduled installment plan, such as pre-authorized checking account deduction, salary deduction or electronic funds transfer. Subsequent Purchase Payments under both types of Contracts must be at least $100 (at least $50 if made under an automatic or scheduled installment plan), and may be made at any time. The maximum cumulative total of all Purchase Payments under any Contract may not exceed $500,000 without prior approval by the Company.

     If no Purchase Payments have been received for two full years and both (a) the total Purchase Payments less any partial withdrawals and (b) the Contract Value are less than $2,000, the Company requires that the deficiency be paid within 14 days of notice to the Owner. If it is not paid, the Company will terminate the Contract and pay the Surrender Value to the Owner.

     PURCHASE PROCEDURE

     To purchase a Contract, the purchaser must submit the initial Purchase Payment and the completed Application Form in good order to the Company at the Touchstone Variable Annuity Service Center. The proposed Annuitant must be no older than 85 years old. The Contract becomes effective on the Contract Date, which is stated on page 3 of the Contract. The Contract Date will be the Valuation Date on which the initial Purchase Payment and the Application Form are received in good order at the Touchstone Variable Annuity Service Center, if they are received by the close of regular trading on the NYSE. If they are received after the close of regular trading on the NYSE, the effective date of the Contract will be the following Valuation Date. Regular trading on the NYSE usually closes at 4:00 p.m. Eastern Time.

     If an incomplete Application Form is received, the Company will request additional information to complete the application. If the Application Form remains incomplete for five business days after its receipt, the Company will return the initial Purchase Payment unless the purchaser consents to a delay.

FREE LOOK PRIVILEGE

     A Contract may be returned for a refund within 10 days after the Owner receives it (the "FREE LOOK PERIOD"). If the Owner chooses not to retain the Contract, it must be returned to the Company at the Touchstone Variable Annuity Service Center within the free look period. In such circumstances, the Company will cancel the Contract and refund promptly an amount that in most cases will be equal to the Owner's Contract Value, plus any amount deducted from the initial Purchase Payment prior to allocation to the

Sub-Accounts or the Fixed Account. The laws of certain states require the Company to return other amounts to Owners pursuant to the free look privilege; in such states, such amounts will be returned. Similarly, the laws of certain states require a free look period longer than 10 days; Owners living in such states will have a free look period conforming to applicable state law.


ALLOCATION OF PURCHASE PAYMENTS


     Allocation of the initial Purchase Payment will be made according to the instructions given by the Owner on the Application Form. Each allocation must be in whole percentages of at least 5%, and the sum of the allocation percentages must equal 100%. Absent written instructions from the Owner, subsequent Purchase Payments will be allocated in the same manner as the most recent written allocation, or the initial allocation, if unchanged. Each Owner should periodically review his or her allocations under the Contract in light of market conditions and his or her own financial objectives.

     The initial Purchase Payment is allocated as of the Contract Date. For all subsequent Purchase Payments allocated to Sub-Accounts, Accumulation Units will be credited at the Accumulation Unit Value calculated as of the close of business on the Valuation Date such Purchase Payment is received in good order at the Touchstone Variable Annuity Service Center if received before the close of regular trading on the NYSE on such Valuation Date. For payments received after the close of regular trading on the NYSE, Accumulation Units will be credited at the Accumulation Unit Value calculated as of the next Valuation Date. Regular trading on the NYSE usually closes at 4:00 p.m. Eastern Time.

     The number of Accumulation Units for each Sub-Account of the Variable Account is determined by dividing the amount of the Purchase Payment allocated to the Sub-Account by the Accumulation Unit Value for the Sub-Account as of the close of business on the applicable Valuation Date. The Accumulation Unit Value for each Sub-Account was set arbitrarily at $10 when the first Portfolio interest was purchased by the Sub-Account. Thereafter, Accumulation Unit Value fluctuates from day to day depending upon the investment performance of the Portfolio in which the Sub-Account is invested.

ACCUMULATION UNIT VALUE

     The procedure used to calculate Accumulation Unit Value for the Sub-Accounts that invest in Portfolios of the VI Trust and the procedure used to calculate Accumulation Unit Value for the Sub-Accounts that invest in Portfolios of the SA Trust are described below. The procedures do not produce different results. Rather, they reflect different accounting treatment at the Portfolio level, with interests in the VI Trust being calculated on a per share basis and interests in the SA Trust being calculated on a percentage basis.

     ACCUMULATION UNIT VALUE -- VIT SUB-ACCOUNTS

     The value of an Accumulation Unit at the close of any Valuation Period is determined for each Sub-Account that invests in a VIT Portfolio (a "VIT SUB-ACCOUNT") by multiplying the Accumulation Unit Value of the Sub-Account at the close of the immediately preceding Valuation Period by the "VIT NET INVESTMENT FACTOR" (described below). Depending upon investment performance of the VIT Portfolio in which the Sub-Account is invested, the Accumulation Unit Value may increase or decrease.

     The VIT Net Investment Factor for each VIT Sub-Account for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

     (a) equals:

       (1) the net asset value per share of the corresponding VIT Portfolio at the end of the current Valuation Period, plus

       (2) the per share amount of any dividend or capital gain distribution made by the VIT Portfolio on shares held in the Sub-Account if the "ex-dividend" date occurs during the current Valuation Period, plus or minus

       (3) a per share charge or credit for any taxes reserved, which are determined by the Company to have resulted from the investment operations of the Sub-Account during the current Valuation Period;

     (b) is the net asset value per share of the corresponding VIT Portfolio determined at the end of the immediately preceding Valuation Period;

       and

     (c) is a factor representing the charges deducted from the Sub-Account on a daily basis for the daily portion of the annual Mortality and Expense Risk Charge (1.20%) and the annual Contract Administration Charge (0.15%).


     ACCUMULATION UNIT VALUE -- GROWTH & INCOME AND BOND SUB-ACCOUNTS


     The value of an Accumulation Unit at the close of any Valuation Period is determined for the Growth & Income and Bond Sub-Accounts by multiplying the Accumulation Unit Value at the close of the immediately preceding Valuation Period by the "SAT NET INVESTMENT FACTOR" (described below). Depending upon investment performance of the SAT Portfolio in which the Sub-Account is invested, the Accumulation Unit Value may increase or decrease.

     The SAT Net Investment Factor for each of the Growth & Income and Bond Sub-Accounts for any Valuation Period is equal to one plus the net result of (a) divided by (b) where:

     (a) is the accrued gain or loss in the Sub-Account for the Valuation Period, including investment income, capital gains and losses, adjusted by:

       (1) charging the Sub-Account a dollar amount representing the portion of the annual Mortality and Expense Risk Charge (1.20%) and the annual Contract Administration Charge (0.15%) that is allocable to the Sub-Account for the Valuation Period, and

       (2) charging or crediting the Sub-Account for any tax charge or tax credit determined by the Company to have resulted from the investment operations of the Sub-Account during the Valuation Period;

       and

     (b) is the value of the Sub-Account as of the close of the immediately preceding Valuation Period.

FIXED ACCOUNT VALUE

     Fixed Account Value is calculated on a daily basis, and consists of (1) the sum of all Purchase Payments allocated to the Fixed Account, plus (2) any Variable Account Value transferred to the Fixed Account, plus (3) interest credited by the Company to the Fixed Account, less (4) any amounts transferred from the Fixed Account to the Variable Account, less (5) any amounts withdrawn for charges or deductions, or in connection with any surrenders or partial withdrawals (which include Surrender Charges, if any, and any share of the Contract Maintenance Charge taken from the Fixed Account). See "The Fixed Account."

DOLLAR COST AVERAGING

     An Owner may direct the Company, at any time prior to the Income Date, to transfer automatically specified dollar or percentage amounts (or earnings amounts) from the Fixed Account or from the Standby Income Sub-Account to other Sub-Accounts on a monthly or quarterly basis. This automatic transfer, known as "Dollar Cost Averaging," may be selected by an Owner subject to the following requirements:

     (1) The Contract Value must be at least $10,000.

     (2) Each Dollar Cost Averaging transfer must be at least $200.

     (3) Each allocation to a Sub-Account must be at least 5% of the amount transferred.

     (4) Dollar Cost Averaging must be effective for a period of at least 12 months.

     All Dollar Cost Averaging transfers for all Contracts will be made effective on the monthly or quarterly anniversary of the Contract Date as requested by the Owner.

     Owners may elect to participate in Dollar Cost Averaging by notifying the Company in writing. Forms for this purpose are available from the Touchstone Variable Annuity Service Center.

     Dollar Cost Averaging will terminate when any of the following occurs: (1) the number of designated transfers has been completed, (2) the portion of the Contract Value in the Fixed Account or in the Standby Income Sub-Account is insufficient to complete the next scheduled transfer, (3) the Owner requests termination in writing, or (4) the Contract is terminated. The Company also reserves the right to terminate Dollar Cost Averaging, on a prospective basis, upon 30 days' written notice to Owners. There is no charge at this time for Dollar Cost Averaging, but the Company reserves the right to charge a fee for this service.

TRANSFERS

     Subject to the conditions described below, an Owner may transfer all or part of the Contract Value among the Sub-Accounts and the Fixed Account.

     (1) The minimum transfer amount is $250.

     (2) Transfers among Sub-Accounts other than by Dollar Cost Averaging may be made once every 30 days.

     (3) Each allocation to a Sub-Account must be at least 5% of the amount transferred.

     (4) An Owner may only transfer from one or more Sub-Accounts to the Fixed Account once each Contract Year, and from the Fixed Account to one or more Sub-Accounts once each Contract Year (except in the case of Dollar Cost Averaging).

     (5) When transferring from the Fixed Account, the amount of the transfer (excluding Dollar Cost Averaging transfers) is limited to a maximum of 25% of the Fixed Account Value.

     The Company will effect transfers pursuant to proper written or telephone instructions received at the Touchstone Variable Annuity Service Center which clearly specify the requested changes. Requests received in good order at the Touchstone Variable Annuity Service Center by the close of regular trading on the NYSE on any Valuation Date will be effected that day. Requests received after the close of regular trading on the NYSE will be effected on the next Valuation Date. Regular trading on the NYSE usually closes at 4:00 p.m. Eastern Time.

     The Company will not honor telephone transfer instructions unless proper authorization has been provided either (1) in the completed Application Form, or
(2) in a properly completed telephone transfer authorization form. If the proper authorization is on file at the Touchstone Variable Annuity Service Center, requests for transfers may be made by calling 1-800-669-2796 (press 2) between 8:00 a.m. and 4:00 p.m. Eastern Time on any Valuation Date. Telephone transfer instructions must include a precise identification of the Owner's Contract and Social Security number. A personal identification number ("PIN") also may be required. The Company will accept telephone requests for transfers from any person presenting the required information and claiming to be the Owner. All or part of any telephone conversation relating to transfer instructions may be recorded by the Company.

     The Company will not be liable for following instructions received by telephone that it reasonably believes to be genuine. The Company has established certain procedures, some of which are described above, to confirm that telephone instructions are genuine. If it does not follow reasonable procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

     Telephone transfer instructions apply only to previously invested Purchase Payments and may not be employed to change the investment allocation of future Purchase Payments under the Contract. Allocation of future Purchase Payments can be changed only by proper written request. See "Allocation of Purchase Payments."

     The Company currently imposes no charges for any such transfer, but reserves the right to modify availability of and conditions for transfers at any time, including the right to charge transfer fees. The Company reserves the right to modify, suspend or discontinue the telephone transfer privilege at any time and without prior notice.


SURRENDERS AND PARTIAL WITHDRAWALS


     While the Contract is in force and prior to the Income Date or the death of the Annuitant, the Company will, upon proper written notification by the Owner, allow the Owner to surrender all, or withdraw part, of the Contract Value, less any Surrender Charge and any applicable Contract Maintenance Charge and premium taxes. See "Surrender Charge." A withdrawal may not be less than $250, and it may not reduce the Contract Value to less than $2,000.


     For information about amounts that may be withdrawn without any Surrender Charge (so called "free" amounts), see "Surrender Charge -- Free Amounts".


     Any amount withdrawn will result in the liquidation of Accumulation Units from each applicable Sub-Account and liquidation of value from the Fixed Account in the ratio that the value of each Sub-Account and the Fixed Account bears to the total Contract Value. The Owner must specify in writing in advance which Accumulation Units or value are to be liquidated if some other ratio is desired.

     All surrenders and partial withdrawals from the Variable Account will be paid within seven days of receipt of written notification, subject to postponement of either calculation or payment, or both, for any of the following reasons:

     (1) The New York Stock Exchange is closed other than for customary weekend and holiday closings;

     (2) Trading on the New York Stock Exchange is restricted;

     (3) An emergency exists as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the net assets of the Variable Account; or

     (4) The SEC, by order, permits postponement of payments for the protection of security holders.

Applicable regulations of the SEC shall determine whether the conditions prescribed in (2) and (3) exist.

     Payments resulting from surrenders or withdrawals from the Fixed Account may be deferred for up to six months.

     Since the Owner assumes the investment risk with respect to amounts held in the Sub-Accounts and because certain surrenders and partial withdrawals are subject to a Surrender Charge, the total amount paid upon surrenders and partial withdrawals under the Contracts may be more or less than the total Purchase Payments made.


     Tax Matters. The Internal Revenue Code imposes a penalty tax equal to 10% of the amount treated as taxable income on most surrenders and partial withdrawals made from Contracts prior to the Owner or the Annuitant (as applicable) reaching age 59 1/2. See "Tax Treatment of Withdrawals from Non-Qualified Contracts" and "Tax Treatment of Withdrawals from Qualified Contracts."


     SYSTEMATIC WITHDRAWALS


     An Owner may elect in writing to withdraw from the Contract a specified dollar amount of at least $100 on a monthly, quarterly, semiannual or annual basis. Such systematic withdrawals will be accomplished by liquidating, on a pro rata basis, Accumulation Units from all Sub-Accounts to which Contract Value is allocated and value from the Fixed Account. Surrender Charges may apply to such withdrawals. However, Accumulation Units representing only income earned on the Contract will be liquidated first to satisfy systematic withdrawals, and no Surrender Charges will apply to liquidations of such Accumulation Units. Surrender Charges will apply, however, to systematic withdrawals that require liquidation of Accumulation Units representing Purchase Payments. See "Surrender Charge -- Free Amounts."

     An Owner may discontinue systematic withdrawals at any time by notifying the Company in writing. The Company reserves the right to discontinue offering systematic withdrawals, on a prospective basis, upon 30 days' written notice to Owners. Any such discontinuation would not affect systematic withdrawal plans already in operation. The Company also reserves the right to assess a processing fee for this service. Based upon the Company's present costs, the Company does not expect that such fee would exceed $5 per transaction.



     Tax Matters. The Internal Revenue Code imposes a penalty tax equal to 10% of the amount treated as taxable income on most surrenders and partial withdrawals made from Contracts prior to the Owner or the Annuitant (as applicable) reaching age 59 1/2. See "Tax Treatment of Withdrawals from Non-Qualified Contracts" and "Tax Treatment of Withdrawals from Qualified Contracts."



SELECTION OF ANNUITY INCOME OPTION


     INCOME DATE SELECTION


     The Income Date is the later of the Contract Anniversary on or following the Annuitant's 80th birthday and the 10th Contract Anniversary, unless otherwise indicated on page 3 of the Contract. The Income Date can be changed to any date by written request to the Company, if such written request is received on or prior to the scheduled Income Date. Special rules apply to the selection of Income Dates for Qualified Contracts. See "Tax Treatment of Withdrawals from Qualified Contracts."


     ANNUITY PAYOUT PLANS

     Annuity payments will be made to the payee(s) designated by the Owner. If no payee is designated, the Annuitant will be the payee. The Owner may change payee(s) at any time by written notice to the Company.

     The Owner may apply the Surrender Value less any applicable premium tax under any one of the annuity payout plans specified in the Contract and described below. A change of annuity payout plan is permitted prior to the Income Date upon 31 days' prior written notice to the Company. In the absence of an election, annuity payments will be made in accordance with Life income Plan 2A described below, with monthly payments guaranteed for ten years. Annuity payments will be made monthly (or, if requested, quarterly, semiannually or annually) except that: (1) proceeds of less than $1,000 shall be paid in a single sum and (2) the Company may change the frequency of payment to avoid periodic payments of less than $50.

     The annuity payout plans currently available under the Contract are described below.


    Installment Income Plan 1A  Fixed period -- Paid in equal monthly payments for the number of years selected, but not more than 30 years.
    Installment Income Plan 1B  Fixed Amount -- Paid in equal monthly installments of $5 or more for each $1,000 applied until the full amount, with
                                compound interest at not less than 3% a year, is used up.
    Life Income Plan 2A         One Life -- Paid in equal monthly payments during the
                                lifetime of the Annuitant. The Company guarantees payments for either 10 years or 20 years, and for as long as the
                                Annuitant lives. The amount of the monthly payment is based on the Annuitant's sex and age on the date of the first
                                payment and on the number of years for which payments are
                                guaranteed. Payments may not be commuted (i.e., paid in a
                                lump sum).
    Life Income Plan 2B         Joint and Survivor -- Paid in equal monthly payments during the lifetimes of the Annuitant and another designated
                                person. Payments will continue as long as either person is living. The amount of each payment is based on both persons'
                                sex and age on the date of the first payment. If either one dies before the due date of the first payment, the Company will make payments during the survivor's lifetime under Life
                                Income Plan 2A, with payments guaranteed for 10 years.
                                Payments may not be commuted.

     Unless limited in any jurisdiction by applicable state insurance laws, each of the plans is available under Non-Qualified Contracts. Under a Qualified Contract, Installment Income Plans 1A and 1B are available provided that any period certain does not extend beyond the life expectancy of the Annuitant. Under a Qualified Contract, Life Income Plans 2A and 2B are available, provided that any period certain may not extend beyond the life expectancy of the Annuitant or joint life expectancies of the Annuitants.

DEATH BENEFIT

     If the Annuitant dies before the Income Date, the Company will pay a death benefit to the Beneficiary designated by the Owner (the "DEATH BENEFIT"). The Death Benefit will be calculated as of the Valuation Date on which satisfactory proof of death and Death Benefit payment instructions are received in good order by the Company (the "BENEFIT DETERMINATION DATE"). If the Company does not receive Death Benefit payment instructions within 60 days of receipt of satisfactory proof of death, it reserves the right to make payment of the Death Benefit in a lump sum. No Surrender Charge is made in connection with the payment of a Death Benefit.

     If the Annuitant dies prior to the first day of the calendar month after the Annuitant's 80th birthday, the Death Benefit will equal the greatest of (1) the Contract Value on the Benefit Determination Date, (2) the sum of all Purchase Payments less any amounts withdrawn (which include any Surrender Charge thereon) and (3) if the Annuitant dies after the seventh Contract Anniversary, the Contract Value on the most recent septennial Contract Anniversary (i.e., years 7, 14, 21, etc.), plus any Purchase Payments made since such Contract Anniversary and less any amounts withdrawn (which include any Surrender Charge thereon) since that Contract Anniversary.

     If the Annuitant dies on or after the first day of the calendar month after the Annuitant's 80th birthday (but before the Income Date), the Death Benefit will equal the Contract Value on the Benefit Determination Date.

     If the Annuitant dies after the Income Date, the benefits, if any, remaining to be paid will depend upon the annuity payout plan in effect. See "Annuity Payout Plans."

                                    CHARGES

     All charges under the Contract are described below.

PREMIUM TAXES

     Certain states or other governmental entities impose premium taxes, with rates that range up to 3.5% of the Purchase Payment. Some states assess the tax at the time Purchase Payments are made, and others assess at the time annuity payments begin. The Company will pay the premium tax at the time imposed by applicable law. The Company reserves the right to deduct for the tax, however, at the time the tax is paid, at the time the Contract is surrendered or amounts are withdrawn, when the Death Benefit is paid or when the annuity payments begin.

OTHER TAXES

     The Company reserves the right to deduct the amount of certain taxes (other than premium taxes) that it may have to pay. See "Federal Income Tax Information."

ADMINISTRATIVE CHARGES

     The Company incurs costs in establishing and maintaining the Contracts, and in maintaining records and systems and issuing reports to Owners. The administrative charges discussed below have been established at the levels indicated to reimburse the Company for its expected actual costs of administering the Contracts over time.

     CONTRACT MAINTENANCE CHARGE

     On each Contract Anniversary before the Income Date, an annual Contract Maintenance Charge is deducted from the Contract Value to cover such costs. The Contract Maintenance Charge is also deducted on any date not a Contract Anniversary on which the Owner fully surrenders the Contract, or on the Income Date. The Contract Maintenance Charge for the first ten Contract Years is $35. After the tenth Contract Anniversary the charge is the lesser of (a) $35 and (b) 0.17% of the Contract Value. This charge will be deducted by liquidating on a pro-rata basis Accumulation Units from all Sub-Accounts to which Contract Value is allocated and value from the Fixed Account. In states in which it has received regulatory approval, the Company may waive, reduce or eliminate the Contract Maintenance Charge.

     CONTRACT ADMINISTRATION CHARGE

     On each Valuation Date, the Company deducts from the Accumulation Unit Value a Contract Administration Charge that is the daily equivalent of an effective annual rate of 0.15%. This charge is assessed only against the Sub-Accounts of the Variable Account and is not imposed against the portion, if any, of the Contract Value allocated to the Fixed Account.


MORTALITY AND EXPENSE RISK CHARGES



     As compensation for its assumption of mortality and expense risks, the Company deducts from the Accumulation Unit Value Mortality and Expense Risk Charges that are the daily equivalent of an effective annual rate of 1.20%. These charges are not imposed against any portion of the Contract Value allocated to the Fixed Account.


     The Company bears a "MORTALITY RISK" because the Company is taking the risk that its actuarial estimate of mortality rates may prove inaccurate. This would result if the Annuitant lives longer than expected, or if the Annuitant dies prior to the Income Date at a time when the Death Benefit guaranteed by the Company is higher than the Contract Value. The Company bears an "EXPENSE RISK" because the costs of issuing and administering Contracts may be greater than expected when setting the administrative charges. Of the 1.20% total charge, 0.80% is for assuming the mortality risk and 0.40% is for assuming the expense risk. The Company may realize a gain from the charge for these risks to the extent that the charge is not needed to provide for benefits and expenses under the Contracts.

SURRENDER CHARGE

     Surrenders And Withdrawals. Since no deduction for a sales charge is made from the Purchase Payments, a Surrender Charge is imposed on certain surrenders and partial withdrawals to cover expenses relating to the promotion, sale and distribution of the Contracts. The Surrender Charge is assessed on each Purchase Payment (except for certain "free" amounts described below) from which amounts are being withdrawn and is based upon the number of years since the Purchase Payment was received. For purposes of computing the Surrender Charge (except in connection with a systematic withdrawal of earnings), amounts will be deemed to be withdrawn from Purchase Payments first, and in the order they were received, before any amounts in excess of Purchase Payments are withdrawn from the Contract Value. To the extent permitted by applicable law, no Surrender Charge shall be assessed (1) at the death of the Annuitant, or (2) if, at the time of withdrawal, the Owner or the Annuitant has been confined to a long-term care facility or hospital (as defined in the Contract) for at least 30 days.

     The Surrender Charge applies to Purchase Payments (except for certain "free" amounts described below) as follows:


                                                     SURRENDER CHARGE AS
 COMPLETED YEARS                                        PERCENTAGE OF
  FROM DATE OF                                       AMOUNT OF PURCHASE
PURCHASE PAYMENT                                      PAYMENT WITHDRAWN
----------------                                      -----------------
       less than 1..................................         7%
       1............................................         7%
       2............................................         6%
       3............................................         5%
       4............................................         4%
       5............................................         2%
       6............................................         1%
       7 and later..................................         0%


     The Company reserves the right to reduce or eliminate the Surrender Charge when Contracts are sold to a trustee, employer or similar entity pursuant to a retirement plan or when Contracts are otherwise sold to a group such that the Company saves sales expenses, except in states where such reduction or elimination is prohibited. Whether the Surrender Charge will be reduced or eliminated depends upon a number of factors, including the size of the group, the total amount of Purchase Payments received from the group and the manner in which they are made, the type of plan involved, the costs to the Company of distribution and other circumstances, all as evaluated at the sole discretion of the Company. In no event will reduction or elimination of the Surrender Charge be permitted where such reduction or elimination will unfairly discriminate against any person or where prohibited by state law.

     If the Surrender Charge is insufficient to cover the distribution expenses of the Contracts, the deficiency will be met from the Company's general account, including amounts derived from the Mortality and Expense Risk Charge.

     Annuitization (Commencement of Annuity Payments). A Surrender Charge is also imposed if annuity payments begin during the first seven Contract Years. However, if the Owner elects an Income Date that is at least two years after the Contract Date and selects a payout plan with at least five years of level payments, the Surrender Charge will be waived. If the Owner later (but within seven years after the Contract Date) elects, where permitted, to take the commuted value of the remaining payments, a Surrender Charge will be imposed at the rates shown in the above table, calculated as of the date of commutation.

     "Free" Amounts. Any Purchase Payments received more than seven years prior to the withdrawal (less any amounts previously withdrawn) may be withdrawn free of any Surrender Charge. In addition, for Purchase Payments that have been in the Contract for more than one year and for less than seven years, the Owner may withdraw, without a Surrender Charge, up to 10% of the Contract Value. This free withdrawal privilege is non-cumulative and is available each Contract Year for amounts of eligible Purchase Payments not already withdrawn. Free withdrawal amounts are deemed withdrawn on a first-in, first-out basis; that is, withdrawals are deemed to come from the oldest Purchase Payments first. To the extent that withdrawal amounts exceed the available "free" amounts, they also will be taken from the oldest Purchase Payments first, with the Surrender Charge being based on the number of years such Purchase Payments have been invested in the Contract. With respect to Contracts owned by charitable remainder trusts, the Owner may, in states where regulatory approval has been received, withdraw without Surrender Charge the amount by which the Contract Value at any given time exceeds the aggregate Purchase Payments.


EXPENSES OF VIT PORTFOLIOS AND SAT PORTFOLIOS


     Each VIT Portfolio and each SAT Portfolio incurs various operating expenses. For the VIT Portfolios these expenses are more fully described in the prospectus for the VIT Portfolios. For the Growth & Income and Bond

Portfolios, they are described in Part II of this Prospectus. All such expenses are borne indirectly by Owners in that they reduce the net asset value of the Portfolios.

     Under Sponsor Agreements with the VI Trust and the SA Trust, the Sponsor has agreed to reimburse each Portfolio for the amounts by which total operating expenses, on an annual basis, exceed the following percentages of the average daily net assets of the various Portfolios:


                                                           EXPENSE CAP
                                                           -----------
VI TRUST
---------------------------------------------------------
Emerging Growth Portfolio................................     1.15%
International Equity Portfolio...........................     1.25%
Income Opportunity Portfolio.............................     0.85%
Value Plus Portfolio.....................................     1.25%
Balanced Portfolio.......................................     0.90%
Standby Income Portfolio.................................     0.50%
SA TRUST
---------------------------------------------------------
Growth & Income Portfolio................................     0.85%
Bond Portfolio...........................................     0.75%


     Operating expenses, for purposes of expense reimbursement, include fees of the Advisor, fees of the Administrator, amortization of organizational expenses, legal and accounting fees and Sponsor fees, but do not include interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses. The Sponsor Agreements may be terminated by the Sponsor as of the end of any calendar quarter upon not less than 30 days prior written notice. The Sponsor's agreement to reimburse a Portfolio also terminates as to a Portfolio if the Sponsor ceases to be the investment advisor to that Portfolio. See "Sponsor." Under the Sponsor Agreements, the Sponsor is entitled to an annual fee of 0.20% of average daily net assets, but the Sponsor has waived such fees through December 31, 1998.

                               OTHER INFORMATION

DISTRIBUTION OF THE CONTRACTS


     Contracts are distributed through Touchstone Securities, Inc. (the "DISTRIBUTOR"). The Distributor is a wholly-owned subsidiary of IFS Financial Services, Inc. ("IFS") which is a wholly-owned subsidiary of the Company. The principal business address of the Distributor is 311 Pike Street, Cincinnati, Ohio 45202.

     The Distributor will pay sales commissions to those individuals or entities who sell the Contracts. Commissions may be calculated as a percentage of the Purchase Payments received or as a trail commission that is determined as a percentage of the Contract Value. In addition, under certain circumstances the Distributor may pay production bonuses which take into account, among other things, the total Purchase Payments that have been made under Contracts associated with the broker-dealer. Additional payments may be made for other services not directly related to the sale of the Contracts. These expenses are not passed on to the Owner of the Contract except to the extent absorbed by any Mortality and Expense Risk Charges or by Surrender Charges on Purchase Payments withdrawn during the first seven years following their receipt. See "Surrender Charge" and "Mortality and Expense Risk Charge."


STATEMENTS TO OWNERS


     Prior to the Income Date, a confirmation of each Purchase Payment and certain other transactions, such as transfers and partial withdrawals, will be sent to the Owner.

     At least once in each Contract Year prior to the Income Date, each Owner will be sent a statement that includes the Variable Account Value and the Fixed Account Value as of a date not more than four months prior to the mailing date of such statement. Each Owner whose Contract Value is measured in any part by

Accumulation Units in the Variable Account also will receive semiannual reports containing financial statements for Separate Account 1. At least one such report in each year will be accompanied by a list of portfolio securities of each of the Portfolios underlying the Sub-Accounts and any other information required by applicable law or regulation.


ADJUSTMENT OF UNITS AND VALUES


     The Company reserves the right to change the number and value of the Accumulation Units credited to any Contract, without the consent of the Owner or any other person, provided strict equity is preserved and the change does not otherwise affect the benefits, provisions or investment return of the Contract.

VOTING RIGHTS

     Prior to the Income Date the Company will vote shares of each VIT Portfolio and the interest in each SAT Portfolio owned by the Variable Account according to instructions received from Owners whose Contract Value includes Accumulation Units in the Variable Account. However, if the 1940 Act or any related regulations or interpretations should change and the Company decides it may be permitted to vote shares (or interests) of the Portfolios in its own right, it may do so.

     Persons entitled to give voting instructions will be determined as of the record date for meetings of shareholders of any or all of the Portfolios. Prior to the Income Date, the Owner has the right to direct the vote by the Company at such meetings of that portion of the shares of any VIT Portfolio (or interest in any SAT Portfolio) held in the Sub-Account that is attributable to the Owner's Contract.

     The Company calculates that portion of the shares (interest, in the case of the SA Trust) in the Portfolio that the Owner may direct the Company to vote by applying the Owner's percentage interest, if any, in a particular Sub-Account to the total number of shares (interest, in the case of the SA Trust) attributable to such Sub-Account as of the record date. Fractional votes will be counted. The Company reserves the right to modify the manner in which it calculates the weight given to voting instructions where such change is necessary to comply with then-current federal regulations or interpretations of those regulations.

     The Company will determine 90 days or less before the applicable meeting the number of shares in each VIT Portfolio (or, in the case of the SA Trust, the portion of the interest in each SAT Portfolio) that each Owner can instruct the Company to vote. At least 14 days before such meeting, the Company will mail to each Owner materials enabling him or her to instruct the Company how to vote.

     If voting instructions are not received from an Owner, the Company will vote the shares of the VI Trust (or interest in the SAT Portfolio) attributable to such Owner in the same proportion as the voting instructions which are received from other Owners. The Company also will vote shares or interest it holds in the Sub-Accounts that are not attributable to Owners in the same manner. Under certain circumstances, the Company may be required by state regulatory authorities to disregard voting instructions. This could happen if such instructions would change the sub-classification or investment objectives of the Portfolios, or result in approval or disapproval of an investment advisory contract.

     Under federal regulations, the Company also may disregard instructions to vote for Owner-initiated changes in investment policies or the investment advisor if the Company disapproves of the proposed changes. The Company would disapprove of a proposed change only if it were contrary to state law, prohibited by state regulatory authorities, or if the Company concluded that the change would result in overspeculative or unsound investment practices. If the Company disregards voting instructions, it will include a summary of its actions in the next report to Owners.

SUBSTITUTED SECURITIES

     Shares of the VIT Portfolios or interests in the SAT Portfolios may not always be available for purchase by the Sub-Accounts of the Variable Account, or the Company may decide that further investment in any such shares or interest or in any such Portfolios is no longer appropriate in view of the purposes of the Variable Account. In either event, shares of or an interest in another open-end investment company or unit investment trust may be substituted both for the Portfolio shares or interest already purchased by the corresponding Sub-Accounts and/or as the security to be purchased in the future, provided that these substitutions have been approved by the Securities and Exchange Commission. In the event of any substitution pursuant to this provision, the Company may make an appropriate endorsement to the Contract to reflect the substitution.

                           OTHER CONTRACT PROVISIONS

MISSTATEMENT OF AGE OR SEX


     If the age or sex of the Annuitant is misstated to the Company, the Company will change any benefits under the Contract to those which the proceeds would have purchased had the correct age and sex been stated. If the misstatement is not discovered until after annuity payments have started, any overpayments will be charged, with compound interest, against subsequent payments. Any amount the Company owes as the result of underpayments will be paid, with compound interest, in a lump sum.

ASSIGNMENT

     An Owner may assign a Non-Qualified Contract in writing, but may not assign a Qualified Contract except as may be allowed under applicable law and the documents governing the plan. The Company will not be bound by any assignment until written notice of the assignment is received and recorded at the Touchstone Variable Annuity Service Center. The rights of the Owner and any Beneficiary will be affected by an assignment, and the Company disclaims any responsibility for the validity or tax consequences of any assignment.

LOANS

     Loans may be permitted under Qualified Contracts purchased in connection with a plan established under Section 403(b), if the plan documents permit such loans. Loans are not permitted under any other type of Contract.

NO DIVIDENDS

     The Contracts are "non-participating." That means that they do not provide for dividends. Investment results under the Contracts are reflected in benefits.

                         FEDERAL INCOME TAX INFORMATION

     PROSPECTIVE OWNERS SHOULD CONSULT THEIR OWN TAX ADVISORS PRIOR TO PURCHASING A CONTRACT.

     THE FOLLOWING DISCUSSION IS NOT INTENDED AND SHOULD NOT BE RELIED UPON AS TAX ADVICE, BUT MERELY AS A SYNOPSIS OF CERTAIN FEDERAL INCOME TAX LAWS. ALTHOUGH THE FOLLOWING DISCUSSION IS BASED UPON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS CURRENTLY INTERPRETED, THERE IS NO GUARANTEE THAT THOSE LAWS AND INTERPRETATIONS WILL NOT CHANGE. THE DISCUSSION DOES NOT TAKE INTO ACCOUNT STATE OR LOCAL TAX LAWS WHICH MAY AFFECT THE PURCHASE OF A CONTRACT OR THE BENEFITS PAID OUT UNDER A CONTRACT, AND DOES NOT CONSIDER FEDERAL ESTATE AND GIFT TAXES AND STATE AND LOCAL ESTATE, INHERITANCE AND OTHER SIMILAR TAXES WHICH WILL DEPEND UPON THE INDIVIDUAL SITUATION OF EACH OWNER OR BENEFICIARY.


QUALIFICATION AS AN "ANNUITY CONTRACT"


     The following discussion is based upon the Company's assumption that the Contract will be treated as an "annuity contract" under the Code. The Company does not guarantee the tax status of any Contract. A purchaser bears the complete risk that the Contract may not be treated as an "annuity contract" under federal income tax laws. Disqualification of the Contract as an annuity contract generally would result in imposition of federal income tax to the Owner with respect to yearly earnings allocable to the Contract prior to the receipt of payments under the Contract.

     DIVERSIFICATION

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of all variable annuity contracts. The Code generally provides that a variable contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("TREASURY DEPARTMENT"), adequately diversified. The Code contains a safe harbor provision which provides that variable contracts such as the Contracts meet the diversification requirements if, as of the end of each quarter, (1) the underlying assets meet the diversification standards prescribed elsewhere in the Code for an entity to be classified as a regulated investment company and (2) no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

     In March 1989, the Treasury Department issued regulations that established diversification requirements for the investment portfolios such as the Portfolios underlying variable contracts such as the Contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described in
Section 817(h) of the Code. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the investment portfolio is represented by any one investment;
(2) no more than 70% of the value of the total assets of the investment portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the investment portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the investment portfolio is represented by any four investments.

     The Variable Account, through each of the VIT Portfolios and each of the SAT Portfolios, intends to comply with the diversification requirements of the Code and the regulations. The Advisor has agreed to manage the Portfolios so as to comply with such requirements.

     EXCESSIVE CONTROL

     The Treasury Department has from time to time suggested that guidelines may be forthcoming under which a variable annuity contract will not be treated as an annuity contract for tax purposes if the owner of the contract has excessive control over the investments underlying the contract (i.e., the owner is able to transfer values among Sub-Accounts with only limited restrictions). If a variable contract is not treated as an annuity contract, the owner of such contract would be considered the owner of the assets of a separate account, and income and gains from that account would be included each year in the owner's gross income. No such guidelines have been issued to date.

     The issuance of such guidelines, or regulations or rulings dealing with excessive control issues, might require the Company to impose limitations on an Owner's right to transfer all or part of the Contract Value among the Sub-Accounts and the Fixed Account or to make other changes in the Contract as necessary to attempt to prevent an Owner from being considered the owner of any assets of the Variable Account. The Company therefore reserves the right to make such changes. It is not known whether any such guidelines, regulations or rulings, if adopted, would have retroactive effect.

     REQUIRED DISTRIBUTIONS

     Additionally, in order to qualify as an annuity contract under the Code, a Non-Qualified Contract must meet certain requirements regarding distributions in the event of the death of the Owner. In general, if the Owner dies before the entire value of the Contract is distributed, the remaining value of the Contract must be distributed according to provisions of the Code. Upon the death of an Owner prior to commencement of annuity payments, (1) the amounts accumulated under a Contract must be distributed within five years, or (2) if distributions to a designated beneficiary within the meaning of Section 72 of the Code (a "DESIGNATED BENEFICIARY") begin within one year of the Owner's death, distributions are permitted over a period not extending beyond the life (or life expectancy) of the designated beneficiary.

     The above rules are modified if the designated beneficiary is the surviving spouse. The surviving spouse is not required to take distributions from the Contract under the above rules as a beneficiary and may continue the

Contract and take distributions under the above rules as if the surviving spouse were the original Owner. If distributions have begun prior to the death of the Owner, such distributions must continue at least as rapidly as under the method in effect at the date of the Owner's death (unless the method in effect provides that payments cease at the death of the Owner).


     For Qualified Contracts issued in connection with tax-qualified plans and traditional individual retirement annuities, the plan documents and rules will determine mandatory distribution rules. However, under the Code, distributions from Contracts issued under Qualified Plans (other than traditional and Roth individual retirement annuities and certain governmental or church-sponsored Qualified Plans) for employees who are not 5% owners of the sponsoring employer generally must commence no later than April 1 of the calendar year following the calendar year in which the employee terminates employment or reaches age 70 1/2, whichever is later. Such distributions must be made over a period that does not exceed the life expectancy of the employee or the joint and last survivor life expectancy of the employee and a designated beneficiary. Distributions from Contracts issued under traditional individual retirement annuities (but not Roth
IRAs) or to 5% owners of the sponsoring employer from Contracts issued under Qualified Plans (other than certain governmental or church-sponsored Qualified Plans) must commence by April 1 of the calendar year after the calendar year in which the individuals reach age 70 1/2 even if they have not terminated employment. A penalty tax of 50% may be imposed on any amount by which the required minimum distribution in any year exceeds the amount actually distributed.



     If the Contract is a Qualified Contract issued in connection with a traditional individual retirement annuity, a SIMPLE account, or a plan which qualifies under Sections 403(b), 408 or 457 of the Code, the Company will send a notice to the Owner when the Owner or Annuitant, as applicable, reaches age
70 1/2. The notice will summarize the required minimum distribution rules and advise the Owner of the date that such distributions must begin from the Qualified Contract or other traditional individual retirement annuities of the Owner. The Owner has sole responsibility for requesting distributions under the Qualified Contract or other traditional individual retirement annuities (to the extent permitted by the Code) that will satisfy the minimum distribution rules. In the case of a distribution from a Qualified Contract issued under a plan which qualifies under Section 401 of the Code, the Company will not send a notice when the Owner or Annuitant, as applicable, reaches age 70 1/2, and the Owner (or the employer sponsoring the Qualified Plan) has sole responsibility for requesting distributions under the Qualified Contract that will satisfy the minimum distribution rules.


     MULTIPLE CONTRACTS

     The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year period to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including accelerated taxation of the gain deemed distributed from such combination of contracts. Owners should consult a tax advisor prior to purchasing more than one non-qualified annuity contract in any calendar year period.


QUALIFIED CONTRACTS AND QUALIFIED PLANS


     GENERAL

     The Qualified Contracts offered by this Prospectus are designed to be suitable for use under various types of plans which qualify under Sections 401, 403(b), 408 or 408A of the Code ("QUALIFIED PLANS") and under plans which qualify under Section 457 of the Code ("SECTION 457 PLANS"). Because of the minimum purchase payment requirements, such Contracts may not be appropriate for some retirement plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan.

     Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan usually are subject to the terms and conditions of such plan regardless of the terms and conditions of Qualified Contracts issued pursuant to such plan. Although the Company provides administration for Qualified Contracts, it does not provide administrative support for Qualified Plans. Qualified Contracts may include special provisions restricting Contract provisions that may otherwise be available and described in this Prospectus. Generally, Qualified Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. See "Tax Treatment of Withdrawals from Qualified Contracts."

     On July 8, 1983, the Supreme Court decided in Arizona Governing Committee
v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. Accordingly, Contracts sold by the Company in connection with Qualified Plans (excluding individual retirement annuities) will utilize annuity tables which do not differentiate on the basis of sex.

     The following are general descriptions of the types of Qualified Plans with which the Qualified Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are complex, change frequently and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain tax advice prior to purchasing a Contract issued under a Qualified Plan.


     SECTION 401 QUALIFIED PENSION OR PROFIT-SHARING PLANS


     Section 401 of the Code permits self-employed individuals (which includes persons conducting a trade or business through a partnership) to establish various types of Qualified Plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" plans. Section 401 of the Code also permits corporate employers and certain non-profit organizations to establish various types of Qualified Plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plans. Permissible contributions to such plans for the benefit of such persons will not be includable in the gross income of such persons for federal income tax purposes until distributed from the plans.

     The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all such plans including on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See "Tax Treatment of Withdrawals from Qualified Contracts."

     SECTION 403(b) PLANS

     Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includable in the gross income of employees for federal income tax purposes until the employees receive distributions from the Contracts.

     The amount of contributions to a tax-sheltered annuity is limited to certain maximums imposed by the Code. Contributions also may need to comply with nondiscrimination rules, which may further limit contributions for highly compensated employees. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions and withdrawals. See "Withdrawal Limitations for Tax-Sheltered Annuities."


     Loans from Section 403(b) Plans. With respect to Section 403(b) Plans, the Contract provides for loans that conform to the specific terms set forth in the Contract and Code Section 72(p). In general, the maximum amount and other terms and conditions of loans from a Contract are determined as though the Contract was a qualified plan covered under Title I of ERISA. Among other things, the Contract specifically requires that each such loan must be a minimum of $1,000 and that the maximum term for repayment of loans (other than residential purchase loans) is 5 years, at an interest rate comparable to that charged by commercial lenders for similar loans. Residential purchase loans may be repaid over a 15-year period. Under the Contract, an Owner may, subject to certain requirements, receive loans from a Contract that is issued as a 403(b) tax-sheltered annuity beginning 30 days after the date of issue.

     A Contract cannot be surrendered or annuitized while a Contract loan is outstanding, unless the Contract Value can be reduced by the outstanding loan balance plus interest and such reduction satisfies Section 403(b)(11) of the Code if applicable.

     TRADITIONAL IRAS

     The Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Subject to applicable limitations, certain amounts contributed to a traditional IRA may be deductible from the individual's gross income for federal income tax purposes. A Qualified Contract can be used in connection with a traditional IRA that is governed under Section 408 of the Code.

     The maximum amount that may be contributed to all traditional IRAs for the benefit of an individual for any tax year beginning on or after January 1, 1998 will generally be equal to the lesser of (a) $2,000 or (b) the compensation includible in the individual's income (for federal income tax purposes) with respect to such tax year.

     A special rule applies if the individual for whom the contributions are being made files a joint federal income tax return with his or her spouse for the applicable tax year but has compensation includible in income (for federal income tax purposes) with respect to such tax year that is less than the taxable compensation of his or her spouse for such tax year (such as will occur when the individual is a "nonworking spouse"). In such case, the maximum amount that may be contributed to all traditional IRAs for such individual with respect to such tax year can generally be up to the lesser of (a) $2,000 or (b) the sum of the taxable compensation of such individual for such tax year plus the taxable compensation of his or her spouse for such tax year (minus any deduction allowed his or her spouse with respect to such tax year for contributions to traditional IRAs and any contributions made by his or her spouse to Roth IRAs with respect to such tax year).


     Annual contributions cannot be made to a traditional IRA for an individual after he or she has attained age 70 1/2.


     Contributions to traditional IRAs in excess of the contribution limits summarized above may be subject to certain tax penalties or other restrictions.

     In determining the deduction limit on contributions made to all traditional IRAs held for the benefit of an individual with respect to any tax year beginning on or after January 1, 1998, the $2,000 limit noted above begins to be phased out if (1) such individual (or, if applicable, his or her spouse) is an active participant in an employer-provided tax-qualified retirement plan for a plan year ending within such tax year and (2) his or her adjusted gross income (for federal income tax purposes) with respect to such tax year exceeds a certain amount (the "initial traditional IRA limit"). In addition, if the individual is an active participant in an employer-provided tax-qualified retirement plan for a plan year ending within such tax year, such $2,000 limit is reduced to zero if such adjusted gross income is equal to or in excess of a higher amount (the "totally phased out traditional IRA limit").

     For this purpose, the initial traditional IRA limit for any tax year is generally:

     (1) $150,000 if the applicable individual is not an active participant in an employer-provided tax-qualified retirement plan at any time in a plan year ending within such tax year but whose spouse has been such an active participant;

     (2) $50,000 (increasing in stages in tax years beginning after 1998 until it is $80,000 for tax years beginning in 2007 and thereafter) if the applicable individual files a joint federal income tax return for such tax year and has been an active participant in an employer-provided tax-qualified retirement plan at any time in a plan year ending within such tax year;

     (3) $30,000 (increasing in stages in tax years beginning after 1998 until it is $50,000 for tax years beginning in 2005 and thereafter) if the applicable individual files a separate federal income tax return for such tax year, is not married and has been an active participant in an employer-provided tax-qualified retirement plan at any time in a plan year ending within such tax year; or

     (4) $0 if the applicable individual files a separate federal income tax return for such tax year, is married and has been an active participant in an employer-provided tax-qualified retirement plan at any time in a plan year ending within such tax year.

     Further, for this purpose, the totally phased out traditional IRA limit for any individual and with respect to any tax year prior to 2007 is an amount that is $10,000 above the initial traditional IRA limit applicable to such individual and tax year. The $10,000 amount will be increased to $20,000 with respect to a tax year beginning in 2007 or later if the applicable individual files a joint federal income tax return for such tax year.

     Under certain conditions, distributions from other traditional IRAs or Qualified Plans may be rolled over or transferred to a traditional IRA on a tax-deferred basis. Traditional IRAs are subject to limitations on eligibility, contributions, transferability and distributions. See "Tax Treatment of Withdrawals from Qualified Contracts."

     Sales of Contracts for use with traditional IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish a traditional IRA. Purchasers of Contracts to be qualified as traditional IRAs should obtain tax advice as to the tax treatment and suitability of such an investment.

     ROTH IRAS

     A Qualified Contract can also be used in connection with a Roth IRA that is governed under Section 408A of the Code. Unlike a traditional IRA, no contributions to a Roth IRA can, under any circumstances, be deducted by an individual. Instead, all contributions made to a Roth IRA are nondeductible.

     Subject to the following discussion, the maximum amount that may be contributed to all Roth IRAs for the benefit of an individual with respect to any tax year will generally be equal to the amount (if any) by which (1) the lesser of $2,000 or the compensation includible in the individual's income (for federal income tax purposes) with respect to such tax year exceeds (2) the aggregate amount of contributions made for the benefit of such individual with respect to such tax year to all traditional IRAs.

     A special rule applies if the individual for whom the contributions are being made files a joint federal income tax return with his or her spouse for the applicable tax year but has an amount of compensation includible in income (for federal income tax purposes) with respect to such tax year that is less than the taxable compensation of his or her spouse for such tax year (such as will occur when the individual is a "nonworking spouse"). In such case, subject to the following discussion, the maximum amount that may be contributed to all Roth IRAs for such individual with respect to such tax year can generally be up to the amount (if any) by which (1) the lesser of $2,000 or the sum of the taxable compensation of such individual for such tax year plus the taxable compensation of his or her spouse for such tax year (minus any deduction allowed his or her spouse with respect to such tax year for contributions to traditional IRAs and any contributions made for his or her spouse to Roth IRAs with respect to such tax year) exceeds (2) the aggregate amount of contributions made for the benefit of such individual with respect to such tax year to all traditional IRAs.

     The maximum contribution amount that can be made to Roth IRAs for any individual with respect to any tax year under the rules described above generally begins to be phased out for such individual if his or her adjusted gross income (for federal income tax purposes) with respect to such tax year exceeds a certain amount (the "initial Roth IRA limit") and is reduced to zero (so that no contributions can be made to Roth IRAs for his or her benefit for such tax year) if his or her adjusted gross income for such tax year is equal to or in excess of a higher amount (the "totally phased out Roth IRA limit").

     For this purpose, the initial Roth IRA limit and the totally phased out Roth IRA limit are generally:

     (1) $150,000 and $160,000, respectively, if the applicable individual files a joint federal income tax return for such tax year;

     (2) $95,000 and $110,000, respectively, if such individual files a separate federal income tax return for such tax year and is not married; and

     (3) $0 and $15,000, respectively, if such individual files a separate return for such tax year and is married.

     Unlike traditional IRAs, if otherwise permitted, annual contributions can be made to Roth IRAs for an individual even after he or she has attained age 70 1/2.

     Similar to traditional IRAs, contributions made to Roth IRAs in excess of the contribution limits summarized above may be subject to certain tax penalties or other restrictions.


     Rollover Contributions to a Roth IRA. Under certain conditions described in Sections 408(d)(3) and 408A(e) of the Code, an individual may be able to roll over a distribution from a Roth IRA or a traditional IRA to a Roth IRA on a tax-deferred basis during any tax year; except that such a rollover from a traditional IRA to a Roth IRA can be made in a tax year only if (1) the applicable individual's adjusted gross income (for federal income tax purposes) with respect to such tax year is $100,000 or less and (2) such individual is not a married individual filing a separate federal income tax return for such tax year. Any proper rollover is not taken into account in determining the amount of annual contributions made to Roth IRAs for purposes of the contribution limits described above.



     However, if any distribution from an individual's traditional IRA is rolled over to a Roth IRA held for the benefit of such individual, the individual must generally include in income (for federal income tax purposes) the amount of such distribution. Under a special rule applicable to any such distribution made before January 1, 1999, such distribution is included in income only ratably over the four-tax year period beginning with the tax year in which the distribution is made. No early distribution penalty tax under Section 72(t) of the Code, which generally provides a 10% penalty in cases of distributions from IRAs unless the applicable individual is age 59 1/2 or in certain other situations, will apply to such a distribution.


     Any individual considering a rollover to a Roth IRA should review the conditions applicable to making such a rollover that are set forth in Sections 408(d)(3) and 408A(e) of the Code.

     If an individual's traditional IRA is converted into a Roth IRA, it is generally subject to the same tax rules and limits that would apply to a distribution from a traditional IRA that is rolled over to a Roth IRA.

     Like traditional IRAs, Roth IRAs are subject to limitations on eligibility, contributions, transferability and distributions. See "Tax Treatment of Withdrawals from Qualified Contracts." Sales of Contracts for use with Roth IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure must be given to persons desiring to establish a Roth IRA. Purchasers of Contracts to be qualified as Roth IRAs should obtain tax advice as to the tax treatment and suitability of such an investment.

     SIMPLIFIED EMPLOYEE PENSION PLANS

     Employers may establish what is known as a simplified employee pension plan ("SEP") under Section 408(k) of the Code. Employer contributions to a SEP can be invested in an individual retirement annuity selected by a participant in the SEP. Contributions generally must be made as a uniform percentage of employee compensation and are excluded from gross income of the employee for federal income tax purposes. Employer contributions to a SEP cannot exceed the lesser of $30,000 or 15% of an employee's eligible compensation (which may not exceed $160,000 for the year 1998, indexed to reflect certain cost-of-living changes for 1999 and later years).

     The Code also permits employees of certain small employers to have SEP contributions made on the basis of salary reduction if the SEP was established as a salary reduction SEP no later than December 31, 1996. Such salary reduction contributions may not exceed $10,000 for 1998, indexed annually for inflation.

     The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all such plans including on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimi-nation in eligibility and participation, and the tax treatment of distributions, withdrawals and surrenders. See "Tax Treatment of Withdrawals from Qualified Contracts."


     SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE)


     Employers that establish a Savings Incentive Match Plan for Employees (a "SIMPLE IRA") under Section 408(p) of the Code may make employee salary deferral contributions and employer contributions to individual retirement annuities established for the eligible employees. Employees who have earned or expect to earn $5,000 or more annually may defer the lesser of $6,000 or 100% of earned income through a salary deferral arrangement. Employee salary deferrals are not includable in the employee's federal taxable gross income.

     The employer must make a company contribution (not to exceed $6,000 annually) based on one of two schedules. The schedules are either (1) a dollar for dollar matching contribution for all employees who make salary deferral contributions based on the employee's salary deferral up to a maximum of 3% of the employee's compensation, or (2) a 2% nonelective contribution for all eligible employees based on compensation (which may not exceed $160,000 for 1998). Employers sponsoring SIMPLE IRAs may not maintain other qualified retirement plans.

     The Code places certain limitations and restrictions on these plans including: manner and timing of contributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; tax treatment of distributions, withdrawals and surrenders; frequency of notification and eligibility to participate; and annual employee reporting. See "Tax Treatment of Withdrawals from Qualified Contracts."

     SECTION 457 DEFERRED COMPENSATION PLANS


     Under Section 457 of the Code, governmental and certain other tax exempt employers may establish deferred compensation plans for the benefit of their employees and may purchase annuity contracts in connection with those plans. Under such plans, contributions made for the benefit of an employee will not be includable in the employee's gross income for federal income tax purposes until distributed from the plan. If the program is considered an "eligible deferred compensation plan" under the Code, an individual generally may contribute, on a tax-deferred basis, subject to the reductions described below, the lesser of $8,000 or 33 1/3% of gross income from the employer. Amounts so deferred may be used by the employer to purchase Contracts pursuant to this Prospectus.


     Contributions to a Section 457 Plan must be reduced by amounts (1) excluded from income under Section 403(b) (tax sheltered annuities), Section 402(e)(3) (elective salary deferrals under Section 401(k) or 403(b) plans), Section 402(h)(1)(B) (elective salary deferrals under Simplified Employee Pensions) or
Section 402(k) (SIMPLE IRAs) of the Code or (2) for which a deduction is allowed under Section 501(c)(18) (for certain "employee pay-all" plans created before June 25, 1959) for the taxable year.

     Under a Section 457 Plan that is not a governmental plan, all the plan assets, including any Contract, must remain solely the property of the employer subject only to the claims of the employer's general creditors until such time as made available to the participant or beneficiary. The employee has no present rights or vested interest in the Contract and is entitled to payment only under the terms of the plan.

     Under a governmental Section 457 Plan that is maintained by a state, a political subdivision of a state, or any agency or instrumentality of a state or political subdivision, all assets of a Section 457 Plan must be held in a trust, a custodial account or an annuity contract for the exclusive benefit of participants and their beneficiaries.

     Distributions from such plans generally are not permitted prior to termination of employment except in cases of unforeseeable emergencies (as defined in Treas. Reg. Section 1.457-2(b)(4)).

FEDERAL INCOME TAXATION

     GENERAL

     Section 72 of the Code governs taxation of annuities in general. Except as described below for Owners who are not natural persons, an Owner is not taxed on increases in the value of the Contract when those increases occur. Instead, an Owner is taxed only when a distribution occurs, either in the form of a lump sum payment or as annuity payments under the payout plan selected.

     For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the sum of the Purchase Payments. For a Qualified Contract, there may be no cost basis in the Contract within the meaning of Section 72 of the Code. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

     For annuity payments under Non-Qualified Contracts, a fixed portion of each payment is excludable from gross income as a tax-free recovery of the Owner's Purchase Payments (if any), and the balance is taxed at ordinary income tax rates. The excludable portion can be determined by dividing (1) the Owner's Purchase Payments (in the case of Non-Qualified Contracts only, as adjusted for any period-certain or refund guarantee), less any withdrawals from those Purchase Payments, by (2) the number of years over which it is anticipated that the annuity will be paid. The method of determining the number of years over which payments are anticipated is different for Qualified and Non-Qualified Contracts. If annuity payments continue beyond the anticipated number of years, such payments will be fully taxable.

     Owners who are not natural persons generally must include in income any increase in the excess of the Contract's Value over the "investment in the contract" during the taxable year. As a result, Contracts used in connection with unfunded deferred compensation plans of private employers (sometimes called "top hat" plans) generally are currently subject to income tax on such increase in value. There are some exceptions to this rule, including an exception for Contracts owned by certain tax-qualified plans. A prospective Owner that is not a natural person may wish to discuss availability of these exceptions with its own tax advisor.

     Annuity payments or other amounts received under all Contracts are subject to income tax withholding under the Code unless the recipient is eligible to elect not to have taxes withheld and so elects. However, annuity payments to former employees under deferred compensation plans pursuant to Section 457 of the Code are subject to income tax withholding as if such payments are wages. Also, amounts that are "eligible rollover distributions" are subject to mandatory withholding unless distributed as "direct rollovers." See "Tax Treatment of Withdrawals from Qualified Contracts." Amounts so withheld will vary among recipients depending upon the tax status of the recipient and the type of payment.

     Owners, Annuitants and Beneficiaries under the Contracts should seek financial advice about the tax consequences of any withdrawals or other distributions.


     TAX TREATMENT OF ASSIGNMENTS


     An assignment or pledge of a Contract may be a taxable event. An Owner should therefore consult his or her tax advisors prior to assigning any Contract.


     TAX TREATMENT OF WITHDRAWALS FROM NON-QUALIFIED CONTRACTS


     Section 72 of the Code governs treatment of all payments (including withdrawals of Contract Value) from annuity contracts. Applied to a Contract, it provides that if the Contract Value exceeds the aggregate Purchase Payments made, any payment that is not received as an annuity payment will be treated as coming first from earnings and then, only after the earnings portion is exhausted, as coming from the principal. If the Contract contains investments in the Contract made prior to August 14, 1982, special taxation rules apply to such withdrawals and related earnings. These special rules provide that any amount withdrawn that is not received as an annuity payment will be treated as coming first from principal and then, only after the principal portion is exhausted, as coming from earnings. Withdrawn earnings are includable in gross income.

     Section 72 further provides that a 10% penalty will apply to the income portion of amounts received other than under the following circumstances:

     (1) on or after the date the taxpayer reaches age 59 1/2;

     (2) on or after the death of the Owner;

     (3) if the taxpayer is totally disabled (as defined in Section 72(m)(7) of the Code);

     (4) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and the joint annuitant;

     (5) amounts attributable to investment in the Contract prior to August 14, 1982; or

     (6) under an immediate annuity within the meaning of Code Section 72(u)(4).

     The above paragraph does not apply to Qualified Contracts. However, separate withdrawal restrictions and tax penalties and restrictions may apply to such Qualified Contracts. See "Tax Treatment of Withdrawals from Qualified Contracts."


     TAX TREATMENT OF WITHDRAWALS FROM QUALIFIED CONTRACTS


     The discussion in this section applies to Qualified Plans other than traditional and Roth IRAs. It does not apply to Section 457 Plans.

     Distributions from Qualified Contracts purchased under Qualified Plans generally are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions. Special rules described below apply to distributions from Qualified Contracts that are rolled over to a traditional individual retirement account, a traditional individual retirement annuity or another Qualified Plan.

     If an employee or the Beneficiary receives from a Qualified Plan (not including distributions from an individual retirement account, individual retirement annuity or tax-sheltered annuity) a "lump sum distribution" as defined in Section 402(d)(4) of the Code, the taxable portion of the distribution may be subject to special tax treatment. For most individuals receiving lump sum distributions after age 59 1/2 and on or before December 31, 1999, the tax rate may be determined under five-year income averaging provisions of the Code. Those who reached age 50 on or before January 1, 1986 instead may elect to use a ten-year income averaging. In addition, such individuals may elect capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974.


     Rollover Distributions. Distributions from Qualified Contracts purchased under Qualified Plans (but not from IRAs) that are "eligible rollover distributions" are subject to certain direct rollover and federal income tax withholding rules.



     A distribution is not an "eligible rollover distribution" and cannot be paid as a direct rollover if (1) it represents the return of "after-tax" employee contributions, (2) it is part of a series of payments made for a period of ten years or more, (3) to the extent it is a "required minimum distribution" that is made after age 70 1/2 and is required by law, or (4) it is made for certain other reasons. The administrator of the Qualified Plan will provide additional information about these tax rules when a distribution is made.


     The Qualified Plan is required to give the Owner, Annuitant or Beneficiary (as applicable) the choice of having payments that are eligible rollover distributions paid in one of the following ways:

     (1) a "direct rollover" to a traditional IRA or to certain other types of Qualified Plans, or

     (2) a "direct payment" to the Owner, Annuitant or Beneficiary.


     Direct Rollovers. If a direct rollover is chosen, the payment will be made directly to the traditional IRA or other Qualified Plan. Such payment will not be subject to federal income tax in the year the direct rollover is made, but will be taxed later when it is taken out of the traditional IRA or other Qualified Plan. Nonspouse Beneficiaries cannot elect direct rollovers.



     Direct Payments. If a payment to the Owner, Annuitant or Beneficiary is chosen, he or she will receive only 80% of the payment because the Qualified Plan administrator is required to withhold 20% of the payment and send it to the Internal Revenue Service to be credited against federal income taxes. Also, the Owner, Annuitant or Beneficiary will be taxed on the payment for the year it is made unless he or she rolls the payment over to a traditional IRA or certain other types of Qualified Plans within 60 days of receiving the payment. Nonspouse Beneficiaries cannot make such rollovers. If the Owner, Annuitant or Beneficiary wants to roll over 100% of a payment, he or she must find other funds to replace the 20% that was withheld.


TAX TREATMENT OF DISTRIBUTIONS FROM ROTH IRAS


     Any distribution from a Roth IRA that is considered a qualified distribution is not includible in income for federal income tax purposes and hence also is not subject to the early distribution penalty tax under Section 72(t) of the Code.

     A distribution from a Roth IRA is treated as a "qualified distribution" for this purpose if (1) it is made after the end of the five-tax year period beginning with the first tax year for which a contribution was made to a Roth IRA for the benefit of the applicable individual (or, to the extent any portion of such distribution is allocable to a rollover contribution, if it is made after the end of the five-tax year period beginning with the tax year in which the rollover contribution was made) and (2) it meets one of the following conditions:

     (a) It is made on or after the date the individual attains age 59 1/2;

     (b) It is made to a beneficiary or the individual's estate on or after the death of the individual;

     (c) It is attributable to the individual's being disabled (within the meaning of Section 72(m)(7) of the Code); or

     (d) It meets the conditions of a "qualified first-time homeowner distribution," which are summarized below. See "Penalty Tax on Withdrawals from Qualified Contracts and IRAs."

     Any distribution from a Roth IRA that is not considered a qualified distribution under the above rules is generally excluded from income (for federal income tax purposes) to the extent it does not, when added to all previous distributions from such Roth IRA, exceed the aggregate amount of contributions made to such Roth IRA and is included in income (and may be subject to the early distribution penalty tax under Section 72(t) of the Code) to the extent it does exceed such amount.


     PENALTY TAX ON WITHDRAWALS FROM QUALIFIED CONTRACTS AND IRAS


     Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from a Qualified Plan or an IRA, including Contracts issued in connection with plans that are qualified under Code Sections 401, 403(b), 408 and 408A. To the extent amounts are not includable in gross income because they have been properly rolled over (as direct rollovers or as rollovers of other payments) to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed.

     In addition, the tax penalty will not apply to the following distributions:

     (1) distributions made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2;

     (2) distributions following the death or disability of the Owner or Annuitant (as applicable) (disability is defined in Section 72(m)(7) of the Code);

     (3) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and the designated beneficiary (provided that if the Qualified Plan is other than an IRA, distributions do not begin before the Owner or Annuitant separates from service);

     (4) for Qualified Plans other than IRAs, distributions to an Owner or Annuitant (as applicable) who has separated from service after attaining age 55;

     (5) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care;

     (6) for Qualified Plans other than IRAs, distributions made to an alternate payee pursuant to a qualified domestic relations order;

     (7) distributions to unemployed individuals for health insurance premiums under certain conditions;

     (8) for traditional IRAs and Roth IRAs, "qualified educational distributions"; and

     (9) for traditional IRAs and Roth IRAs, "qualified first-time homeowner distributions."

     A "qualified educational distribution" refers to any distribution received by an individual to the extent it does not exceed the expenses for tuition, fees, books, supplies, and equipment required for the enrollment or attendance of the individual, his or her spouse or any child or grandchild of the individual or his or her spouse at a qualified post-secondary institution of education (less certain scholarships or other assistance received for the same expenses).

     A "qualified first-time homeowner distribution" refers to any distribution received by an individual to the extent it is used by him or her, before the close of the 120th day after the day on which it is received, to pay the costs of acquiring, constructing or reconstructing a principal residence of a first-time homebuyer who is such individual, his or her spouse or any child, grandchild or ancestor of such individual or his or her spouse. No more than $10,000 can be excluded in the aggregate from the early distribution penalty tax by an individual under this exception over all tax years.


     REQUIRED DISTRIBUTIONS FROM QUALIFIED CONTRACTS, IRAS AND SECTION 457 PLANS


     Distributions from a Qualified Contract issued in connection with a Qualified Plan or a traditional IRA generally must commence by April 1 of the calendar year after the calendar year in which the Owner or Annuitant, as applicable, reaches age 70 1/2 (or, if later, by April 1 of the calendar year after the calendar year in which he or she terminates employment in the case of a Qualified Plan but not in the case of a traditional IRA). Distributions from a Qualified Contract issued in connection with a traditional IRA and distributions to 5% owners of the sponsoring employer from Contracts issued under Qualified Plans (other than certain governmental or church-sponsored Qualified Plans) must commence by April 1 of the calendar year after the calendar year in which the Owner or Annuitant, as applicable, reaches age 70 1/2 even if he or she has not terminated employment.

     Required distributions must be made in minimum annual amounts determined under rules issued pursuant to the Code. See "Required Distributions."

     Other rules apply to a Qualified Contract issued in connection with a Qualified Plan or a traditional IRA to determine when and how required minimum distributions must be made in the event of the death of the Owner or Annuitant. The plan or IRA documents will contain such rules. In addition, if the Owner's or Annuitant's surviving spouse is the beneficiary of the interest in the Qualified Plan or the traditional IRA, the surviving spouse may be able to elect to defer the commencement of distributions past the commencement date that otherwise would apply, to roll over a distribution to the surviving spouse's own IRA or to treat a traditional IRA as his or her own.

     Under certain conditions, distributions from other traditional IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into a traditional IRA or another Qualified Plan. Persons seeking to roll over distributions in such a manner should obtain tax advice as to the limitations imposed by the Code on such rollovers.

     Roth IRAs. A Roth IRA is not subject to the requirements governing distributions and they will not apply unless the applicable Roth IRA document itself imposes such requirements. However, minimum distributions may be required from a Roth IRA after the death of the individual for whose benefit the Roth IRA was established, in accordance with the rules of the Code and the IRS. In general, such rules appear to require that the funds held under the individual's Roth IRA be completely distributed by the end of the calendar year in which the fifth annual anniversary of the date of the death of the individual occurs. As an alternative, if distributions to the individual's beneficiary as designated under the Roth IRA begin by the end of the calendar year immediately following the calendar year in which the individual's death occurs (or, if the designated beneficiary is the individual's surviving spouse, by the later of the end of the calendar year immediately following the calendar year in which the individual dies or the end of the calendar year in which the individual would have attained age 70 1/2), distributions from the individual's Roth IRA may be able to be made over a period not extending beyond the life (or life expectancy) of the designated beneficiary.


     Section 457 Plans. Distributions from a Contract issued in connection with a Section 457 Plan generally must meet the same rules as distributions from Qualified Plans. See "Required Distributions." However, in the case of a distribution from such a Contract which does not begin before the death of the Owner or Annuitant, distributions must be made over a period not exceeding 15 years (or, if greater, the life expectancy of the surviving spouse if that spouse is the beneficiary).


     WITHDRAWAL LIMITATIONS FOR SIMPLE IRAS



     Because contributions to a SIMPLE IRA are placed in traditional IRAs, many of the traditional IRA rules apply to SIMPLE IRAs. In addition, during the first two years after the individual first participates in any salary reduction arrangement that is part of a SIMPLE IRA, any amounts distributed from the SIMPLE IRA are subject to a 25% early withdrawal penalty imposed by the IRS unless the distributions are rolled over to another SIMPLE retirement account or unless one of the exceptions to the Section 72(t) tax, as discussed above, applies. During this first two year period, employees may transfer SIMPLE IRAs to other SIMPLE IRAs without a 25% early withdrawal penalty. Employees who have not reached age 59 1/2 and do not qualify for one of the exceptions to the
Section 72(t) tax must wait two years after first participating in the SIMPLE IRA before transferring employee and/or employer contributions to other IRAs or IRA rollover annuities under Section 408(d)(3). After the two year period, the normal IRA rules regarding withdrawals apply to SIMPLE IRAs.



     WITHDRAWAL LIMITATIONS FOR TAX-SHELTERED ANNUITIES



     Effective January 1, 1989, the Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b) (11) of the Code) to circumstances only: (1) when the Owner attains age 59 1/2; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); or (5) in the case of hardship. However, withdrawals for hardship are restricted to the portion of the Owner's Contract Value which represents contributions by the Owner and does not include any investment results. The limitations on withdrawals apply only to salary reduction contributions made after December 31, 1988 and to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers between certain Qualified Plans. Owners should consult their own tax counsel or other tax advisor regarding any distributions.


                               LEGAL PROCEEDINGS

     There are no material legal proceedings, other than ordinary routine litigation incidental to the businesses of the Company, Separate Account 1, the Distributor, the Advisor or IFS, to which any of these entities is a party or to which any of their respective property is subject.

                              FINANCIAL STATEMENTS

     Financial Statements of the Company and of Separate Account 1 may be found in the Statement of Additional Information, which may be obtained without charge by calling the Touchstone Variable Annuity Service Center at 1-800-669-2796 (press 2).

              PART II -- DISCUSSION OF SELECT ADVISORS PORTFOLIOS

                                    SUMMARY

GENERAL

     Select Advisors Portfolios (the "SA TRUST") is a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on February 7, 1994. The SA Trust includes nine separate portfolios, two of which, the Growth & Income Portfolio and the Bond Portfolio (each as "SAT PORTFOLIO" and collectively the "SAT PORTFOLIOS"), are discussed in this Part II.

     Each of the SAT Portfolios has a different investment objective and different policies and practices.


          GROWTH & INCOME PORTFOLIO has an investment objective of long term capital appreciation and dividend income through investment primarily in common stocks of high quality companies.



          BOND PORTFOLIO has an investment objective of providing a high level of current income primarily through investment in investment grade bonds.


     For further information regarding the investment objectives, policies and restrictions of each of the SAT Portfolios, see "Investment Objectives, Policies and Restrictions." There can, of course, be no assurance that the investment objectives of the SAT Portfolios can be achieved. Except for certain investment restrictions designated as fundamental in this Prospectus or the Statement of Additional Information, the investment objectives and policies of any SAT Portfolio may be changed by the Trustees of the SA Trust without the approval of the investors in the respective Portfolio.

RISKS

     There are certain risks associated with the investment policies of each SAT Portfolio. The value of a Sub-Account will fluctuate with the value of the underlying securities in the corresponding SAT Portfolio in which all of the Sub-Account's assets are invested.

     To the extent that a Portfolio invests in income securities, the market value of those securities will be affected by general changes in interest rates, which may result in either increases or decreases in the value of those securities. To the extent that a Portfolio invests in securities of foreign issuers and governments, the Portfolio may face risks that are different from those associated with investment in domestic securities. The Growth & Income Portfolio and Bond Portfolio may invest up to 5% and 35%, respectively, of its total assets in non-investment grade bonds, commonly known as junk bonds. These bonds entail greater risk of untimely interest and principal payments, default and price volatility than higher rated securities, and may present problems of liquidity and valuation. For additional information, see "Investment Objectives, Policies and Restrictions" and "Investment Techniques, Risk Factors and Investment Restrictions."

ADVISORS

     Each SAT Portfolio is managed by one or more Portfolio Advisors selected by the Board of Trustees of the SA Trust based on the recommendations of the Advisor. The Advisor is paid advisory fees for the general management of the SAT Portfolios. The Portfolio Advisors are paid fees by the Advisor to manage the assets of each of the SAT Portfolios. See "Management of the Portfolios."

SUB-ACCOUNTS

     Each SAT Portfolio corresponds to a Sub-Account of the Variable Account. The investment objectives of each Sub-Account are the same as the investment objectives of its corresponding SAT Portfolio, and each Sub-Account invests the funds it receives from Owners only in an interest in the corresponding SAT Portfolio.

     Owners electing to allocate a portion of their Purchase Payments to the Variable Account acquire interests in the Sub-Account(s) that they select. Each Sub-Account, in turn, holds an interest in the corresponding SAT Portfolio. Owners do not invest directly in the corresponding SAT Portfolio. See "Purchase Payments."

Similarly, Owners that surrender or make withdrawals from their Contracts do not directly redeem interests in the Portfolios. See "Surrenders and Partial Withdrawals."

     Although Owners who allocate all or any portion of their Purchase Payments to the Growth & Income and Bond Sub-Accounts do not directly own interests in the SAT Portfolios or the SA Trust, they do have voting rights in certain circumstances. If at any time any Sub-Account is requested to vote on a matter regarding the corresponding SAT Portfolio, the Company will solicit the directions of each Owner who has allocated Contract Value to such Sub-Account and will cast the votes of the Sub-Account in accordance with the directions received from such Owners. See "Voting Rights."

OTHER INVESTORS

     Owners should be aware that each SAT Portfolio also receives investments from certain sub-accounts of other variable annuity contracts issued by Separate Account 1, and may also receive investments from other separate accounts of the Company or of other insurance companies. Owners should be aware that other investors in an SAT Portfolio could control the results of voting on any matter submitted to investors in that Portfolio. In certain instances, such as a change in an SAT Portfolio's fundamental policies, it might be advisable for the affected Sub-Account (subject to receipt of required approvals) to redeem its investment in the Portfolio. Substantial redemptions could result in that Portfolio effecting any such redemption by means of a distribution in kind of securities held by the Portfolio. Any such distribution in kind could adversely affect the diversification and liquidity of the Sub-Accounts' investments. In addition, the Sub-Account could incur brokerage and other transaction costs in order to convert the resulting securities to cash.

     As is true with many investments generally, investors in the SAT Portfolios (including the Sub-Accounts) may be affected by the actions of other large or controlling investors. For example, the decision of a large investor to redeem its shares could result in higher operating expenses and a corresponding reduction in return. Large redemptions could, as well, cause a Sub-Account's holdings to become less diverse, resulting in increased risk.

                              FINANCIAL HIGHLIGHTS

     The following table shows ratios to average net assets and other financial data for each SAT Portfolio for the periods indicated and was derived from financial statements audited by Coopers & Lybrand L.L.P., the SA Trust's independent accountants, whose report thereon appears in the SA Trust's Annual Report which is incorporated by reference in the SA Trust's Statement of Additional Information. The Annual Report, which includes further information about each Portfolio's performance, is available without charge and upon request by calling (800) 669-2796.


                                          GROWTH & INCOME PORTFOLIO                    BOND PORTFOLIO
                                    -------------------------------------   -------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,    1997      1996      1995     1994(A)    1997      1996      1995     1994(A)
---------------------------------   -------   -------   -------   -------   -------   -------   -------   -------
Ratios and supplemental data (b):
  Net assets at end of period
    (000's).......................  $46,563   $21,971   $13,894   $9,923    $24,684   $14,979   $12,304   $10,104
Ratios to average net assets:
  Expenses........................     0.85%     0.85%     0.85%    0.85%      0.75%     0.75%     0.75%     0.75%
  Net investment income...........     1.28%     1.07%     1.27%    2.06%      6.28%     6.16%     6.91%     6.76%
  Expenses, without waiver and
    reimbursement.................     1.47%     1.71%     1.77%    2.94%      1.49%     1.72%     1.58%     2.67%
Portfolio turnover................      153%       69%       96%       0%        79%       79%       80%        0%
Average commission rate (c).......  $0.0551   $0.0571                            --        --



---------


(a) The Portfolios commenced operations on November 21, 1994.

(b) Ratios are annualized. Portfolio turnover is not annualized.

(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary between periods and funds depending on the volume and character of trades executed in various markets whose trading practices and commission rate structures may differ.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

GROWTH & INCOME PORTFOLIO

     The investment objective of the Portfolio is long term capital appreciation and dividend income by investing primarily in a diversified portfolio of dividend-paying common stocks, preferred stock and securities convertible into common stocks. The Portfolio may also purchase such securities which do not pay current dividends but which offer prospects for growth of capital and future income. Convertible securities (which may be current coupon or zero coupon securities) are bonds, notes, debentures, preferred stocks and other securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Portfolio may also invest in non-convertible preferred stocks consistent with the Portfolio's objective. Under normal conditions, at least 80% of the Portfolio's total assets will be invested in common stocks and at least 65% of the Portfolio's total assets will be invested in common stocks that, at the time of investment, pay regular dividends.

     The Portfolio will generally invest a majority of its assets in common stocks of issuers with total market capitalization of $1 billion or greater at the time of purchase, but may invest in securities of companies having various levels of market capitalization, including smaller companies whose securities may be more volatile and less liquid than securities issued by larger companies with higher levels of net worth. Investments will be in companies in various industries.

     The Portfolio may also invest up to 20% of its total assets in foreign securities, including securities of foreign issuers in the form of ADRs. The Portfolio may not invest more than 5% of its total assets in the securities of companies based in an emerging market. See "Investment Techniques, Risk Factors and Investment Restrictions -- Foreign Securities" and "-- Risks Associated with Emerging Markets Securities."

     The Portfolio may invest under normal circumstances up to 20% of its total assets in preferred stocks, convertible preferred stock, bonds, convertible debentures and other fixed income instruments (the "Fixed Income Instruments"). Within this 20% limitation, the Portfolio may invest in any combination of Fixed Income Instruments subject to the following additional limitations:


    TYPE OF FIXED INCOME INSTRUMENTS             RATINGS                 LIMITATION
    --------------------------------             -------                 ----------
Convertible Fixed Income Instruments....  Rated as least Ba by    Up to 20% of the
                                          Moody's or BB by S&P    Portfolio's total assets
Non-convertible Fixed Income
  Instruments...........................  Rated at least Baa by   Up to 20% of the
                                          Moody's or BBB by S&P   Portfolio's total assets
Non-convertible Fixed Income
  Investments...........................  Rated below Baa by      Up to 5% of the
                                          Moody's or BBB by S&P   Portfolio's total assets


     See "Investment Techniques, Risk Factors and Investment
Restrictions -- Convertible Securities" and "-- Medium and Lower Rated and Unrated Debt Securities."

     The Portfolio may invest up to 10% of its total assets in real estate investment trusts ("REITs"), which pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. See "Investment Techniques, Risk Factors and Investment Restrictions -- Real Estate Investment Trusts."

     The Portfolio may also invest up to 5% of its total assets in Standard & Poor's Depositary Receipts ("SPDRs") in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs. SPDRs represent ownership in a unit investment trust that holds a portfolio of stocks designed to track the performance of the S&P 500 Index. SPDRs are traded on the American Stock Exchange. See "Investment Techniques, Risk Factors and Investment Restrictions -- Standard & Poor's Depositary Receipts."

BOND PORTFOLIO

     The investment objective of the Portfolio is to provide high current income primarily through investments in investment grade bonds. Investment grade bonds are those rated at least Baa by Moody's or BBB by S&P or unrated bonds considered by the Portfolio Advisor to be of comparable quality. Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in the following types of securities: U.S. Treasury obligations, corporate bonds, debentures, mortgage related securities issued by various governmental agencies, such as GNMA and government related organizations, such as FNMA and FHLMC, including collateralized mortgage obligations ("CMOs"), privately issued mortgage related securities (including CMOs), stripped U.S. Government and mortgage related securities, non-publicly registered securities, asset backed securities and Eurodollar certificates of deposit and Eurodollar bonds. The Portfolio will also invest in preferred stock.

     No more than 60% of the Portfolio's total assets will be invested in mortgage related securities. The Portfolio will not invest in any bond rated lower than B by S&P or by Moody's. The Portfolio will invest less than 35% of its assets in U.S. or foreign non-investment grade (or junk) bonds and preferred stock. High risk, lower quality debt securities are regarded as predominantly speculative with respect to the issuer's ability to pay interest and repay principal in accordance with the terms of the obligation. The market value of debt securities held by the Portfolio and the net asset value of the Portfolio will be affected by general changes in interest rates. The market value of debt securities held by the Portfolio can be expected to vary inversely to changes in prevailing interest rates. See "Medium and Lower-Rated and Unrated Securities" and "-- Fixed-Income and Other Debt Securities."

     Up to 20% of the Portfolio's assets may be invested in fixed-income securities denominated in foreign currencies. These foreign securities must meet the same rating and quality standards as the Portfolio's U.S. dollar-denominated investments. See "Foreign Securities."

     The average maturity of the Portfolio will be between five and fifteen years. The average maturity of the Portfolio's holdings may be shortened in order to preserve capital if the Portfolio Advisor anticipates a rise in interest rates. Conversely, the maturity may be lengthened to maximize returns if interest rates are expected to decline.

GENERAL

     The investment objective of an SAT Portfolio may be changed without the approval of the investors in the Portfolio, but not without 30 days prior written notice to the investors in the Portfolio (and notice by the corresponding Sub-Account to its Owners). If a Sub-Account's investment objective is changed, an Owner should consider whether the Sub-Account remains an appropriate investment in light of his or her then-current financial position and needs. There can, of course, be no assurance that the investment objective of any SAT Portfolio will be achieved.

           SPECIAL INFORMATION CONCERNING HUB AND SPOKE(R) STRUCTURE

     The SA Trust is utilizing certain proprietary rights, know-how and financial services referred to as Hub and Spoke(R) from Signature Financial Group, Inc.

     The Growth & Income and Bond Sub-Accounts seek to achieve their investment objectives by investing all of their respective assets in the corresponding SAT Portfolio, each of which is a series of a separate registered investment company with the same investment objectives as the Sub-Account. In addition to selling an interest to the corresponding Sub-Account, each SAT Portfolio may sell interests to certain sub-accounts of other variable annuity contracts issued by Separate Account 1, and to other separate accounts of the Company or of other insurance companies. Such investors will invest in an SAT Portfolio on the same terms and conditions and will pay a proportionate share of that Portfolio's expenses. However, the other investors investing in the SAT Portfolio are not required to sell their shares at the same public offering price as the Sub-Account due to variations in sales commissions and other operating expenses. Therefore, Owners investing in either the Growth & Income or Bond Sub-Account should be aware that these differences may result in differences in returns experienced by investors in the different investment vehicles that invest in a Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in an SAT Portfolio is available from the Distributor at (800) 669-2796 (press 3).

     Smaller investors in an SAT Portfolio may be materially affected by the actions of larger investors in the Portfolio. For example, if a larger investor withdraws from a Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, a Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility exists as well for traditionally structured investment vehicles which have large or institutional investors.)

     Also, investors with a greater pro rata ownership in an SAT Portfolio could have effective voting control of the operations of the Portfolio. Whenever a Sub-Account is requested to vote on matters pertaining to the corresponding Portfolio (other than a vote by the Sub-Account to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Company will solicit voting instructions of each Owner who has allocated Contract Value to the Sub-Account and will cast all of the votes of the Sub-Account in the same proportion as the voting instructions received from Owners. Owners who do not provide voting instructions will not affect the Sub-Account's vote at the Portfolio meeting. The percentage of a Sub-Account's votes representing Owners not providing voting instructions will be voted by the Company in the same proportion as the Sub-Account Owners who do, in fact, provide voting instructions.

     Certain changes in a Portfolio's investment objective, policies or restrictions might cause a Sub-Account to withdraw its interest in an SAT Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Sub-Account could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Sub-Account. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

                          MANAGEMENT OF THE PORTFOLIOS

GENERAL

     The business of the SA Trust is governed by a board of trustees (the "TRUSTEES" or "BOARD OF TRUSTEES") who are elected by a vote of the investors in the Portfolios. The Trustees exercise broad supervision over the affairs of the SA Trust. They have retained the services of the Advisor, a subsidiary of IFS (in turn a subsidiary of the Company), to serve as the investment advisor to each of the SAT Portfolios.


     Under the terms of the investment advisory agreement between the SA Trust and the Advisor (the "ADVISORY AGREEMENT"), it is the Advisor's responsibility to select, subject to review and approval by the Trustees, one or more Portfolio Advisors. The Advisor is responsible for the continuing evaluation, selection and monitoring of the Portfolio Advisors. Each Portfolio Advisor makes all the day-to day decisions to purchase and sell particular portfolio securities.


     For its services, the Advisor receives an advisory fee from each SAT Portfolio. The Advisor in turn pays each Portfolio Advisor a fee for its services. The Advisor or any Portfolio Advisor may waive any or all of its advisory fees.

     The allocation of the fees paid by the SAT Portfolios to the Advisor, showing the amount received by the Advisor and the amounts paid by it to the two Portfolio Advisors, is set forth below. Such fees are computed daily and paid monthly at an annual rate equal to the percentage specified below of the value of the average daily net assets of the SAT Portfolio:

               GROWTH & INCOME PORTFOLIO
               -------------------------
Advisor................................................  0.80% on the first $150 million
                                                         0.75% thereafter
Portfolio Advisor
  Scudder Kemper Investments, Inc......................  0.50% on the first $150 million
                                                         0.45% thereafter

                    BOND PORTFOLIO
                    --------------
Advisor................................................  0.55%
Portfolio Advisor
  Fort Washington Investment Advisors, Inc.............  0.30%


     Fort Washington Investment Advisors, Inc. ("FORT WASHINGTON") is an affiliate of the Advisor, and the Advisor may be subject to a conflict of interest when making decisions regarding the retention and compensation of that particular Portfolio Advisor. However, the Advisor's decisions, including the identity of a Portfolio Advisor and the specific amount of the Advisor's compensation to be paid to the Portfolio Advisor, are subject to review and approval by a majority of the Board of Trustees and separately by a majority of such Trustees who are not affiliated with the Advisor or any of its affiliates.



PORTFOLIO ADVISORS


     The following sets forth certain information about each of the Portfolio Advisors. The individuals employed by the Portfolio Advisor who are primarily responsible for the day-to-day investment management of the Portfolio are named below.

     SCUDDER KEMPER INVESTMENTS, INC. ("SCUDDER KEMPER") serves as the Portfolio Advisor to the Growth & Income Portfolio. Scudder, Stevens & Clark, Inc, ("Scudder"), which registered in 1943 as an investment advisor under the Investment Advisers Act of 1940, as amended (the "ADVISERS ACT"), served as the Portfolio Advisor to the Portfolio until December 31, 1997. As of December 31, 1997, a strategic alliance between Scudder and Zurich Group ("Zurich") was completed, the operations of Scudder and Zurich Kemper Investments, Inc, a subsidiary of Zurich, were combined, and the combined operations were named Scudder Kemper Investments, Inc. Scudder Kemper is owned 69.5% by Zurich and 30.5% by senior employees of Scudder Kemper. Scudder Kemper provides investment advisory services to mutual fund investors, retirement and pension plans, institutional and corporation clients, insurance companies, and private family and individual accounts. As of December 31, 1997, Scudder Kemper had assets under management of more than $200 billion. Zurich is a leading, internationally recognized provider of insurance and financial services in non-life and life insurance, and reinsurance as well as asset management.


     Robert T. Hoffman, Lori Ensinger, Benjamin W. Thorndike and Kathleen T. Millard are the individuals primarily responsible for the day-to-day management of the Growth & Income Portfolio. Mr. Hoffman, Lead Product Manager, joined Scudder in 1990. He has 13 years of experience in the investment industry, including several years of pension fund management experience. Lori Ensinger, Lead Portfolio Manager, focuses on stock selection and investment strategy. She has worked as a portfolio manager since 1983 and joined Scudder in 1993. Benjamin W. Thorndike, Portfolio Manager, is the Growth & Income Portfolio's chief analyst and strategist for convertible securities. Mr. Thorndike, who has 18 years of investment experience, joined Scudder in 1983. Kathleen T. Millard, Portfolio Manager, has been involved in the investment industry since 1983 and has worked as a portfolio manager since 1986. Ms. Millard, who joined Scudder in 1991, focuses on strategy and stock selection. Scudder Kemper's principal executive officers are located at 345 Park Avenue, New York, New York.


     Scudder Kemper may use its affiliated broker to execute portfolio transactions for the Growth & Income Portfolio provided the commissions paid to the affiliated broker are reasonable and fair in comparison to commissions paid to other brokers in connection with comparable transactions. The Board of Trustees reviews transactions executed through an affiliated broker on a quarterly basis.

     FORT WASHINGTON serves as the Portfolio Advisor to the Bond Portfolio. Fort Washington is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. Fort Washington has been registered as an investment advisor under the Advisers Act since 1990. Fort Washington provides investment advisory services to individual and institutional clients. As of December 31, 1997, Fort Washington had assets under management of $9 billion. Roger M. Lanham and Brendan White are the individuals primarily responsible for the day-to-day investment management of the Bond Portfolio. Mr. Lanham is a CFA and has been with Western & Southern/Fort Washington since 1981. Mr. White is a CFA and has been with Western & Southern/Fort Washington since 1993. Fort Washington's principal executive offices are located at 420 East Fourth Street, Cincinnati, Ohio 45202.

                      INVESTMENT TECHNIQUES, RISK FACTORS
                          AND INVESTMENT RESTRICTIONS


TECHNIQUES AND RISK FACTORS


     The following are descriptions of certain types of securities invested in by the SAT Portfolios, certain investment techniques employed by those Portfolios and risks associated with utilizing either the securities or the investment techniques.

Foreign Securities

     Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.


Risks Associated with Emerging Markets Securities


     "Emerging markets" securities include the securities of issuers based in some of the world's underdeveloped markets, including Eastern Europe. These typically include countries where per capita GNP is less than $8,355. Investments in securities of issuers based in such countries entail all of the risks of investing in foreign issuers outlined in this section but to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies that may restrict a Portfolio's investment opportunities including restrictions on investing in issuers in industries deemed sensitive to relevant national interests; and (iv) in the case of Eastern Europe, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

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

     So long as the Communist Party continues to exercise a significant or, in some cases, dominant role in Eastern European countries, investments in such countries will involve risk of nationalization, expropriation and confiscatory taxation. The former communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation. There is no assurance that such expropriation will not occur in the future at the hands of either an existing non-communist regime or upon the return to power of the Communist Party. In the event of any such expropriation, a Portfolio could lose a substantial portion of any investments it has made in the affected countries. Finally, even though the currencies of less developed countries may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to Portfolio shareholders.

Currency Exchange Rates

     A Portfolio's share value may change significantly when the currencies, other than the U.S. dollar, in which the Portfolio's investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

ADRS, EDRS and CDRS

     American Depositary Receipts ("ADRs") are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), may also be purchased by the Portfolios. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities.

Convertible Securities

     Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities.

     While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.


Fixed-Income and Other Debt Instrument Securities


     Fixed-income and other debt instrument securities include all bonds, high yield or "junk" bonds, municipal bonds, debentures, U.S. Government securities, mortgage-related securities including government stripped mortgage-related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of the Portfolios will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Portfolios. The market value of the obligations held by a Portfolio can be expected to vary inversely to changes in prevailing interest rates. As a result, investors in the Portfolio should anticipate that the market value of the obligations held by the Portfolio generally will increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising. Investors in the Portfolio also should recognize that, in periods of declining interest rates, a Portfolio's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a

Portfolio from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Portfolio may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

     Ratings made available by S&P and Moody's are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, a Portfolio Advisor also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

     Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See "When-Issued and Delayed-Delivery Securities."


Medium and Lower Rated and Unrated Securities


     Securities rated in the fourth highest category by S&P or Moody's, BBB and Baa, respectively, although considered investment grade, possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

     Generally, medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds", offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

     The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower-rated securities, the Portfolio Advisor's research and credit analysis are an especially important part of managing securities of the type held by a Portfolio. In light of these risks, the Board of Trustees has instructed the Portfolio Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

     In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Portfolios to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective net asset values. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Portfolios to purchase and may also have the effect of limiting the ability of a Portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves conversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Portfolio may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

     Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of these securities by the Portfolio, but the Portfolio Advisor will consider this event in its determination of whether the Portfolio should continue to hold the securities.

U.S. Government Securities

     Each Portfolio may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

     Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

Mortgage Related Securities

     Each Portfolio may invest in mortgage related securities. There are several risks associated with mortgage related securities generally. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage related security.

     Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities remaining in a Portfolio. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Portfolio. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Portfolio will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Portfolio's yield will correspondingly decline. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Portfolio purchases mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

     CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

     Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Portfolio Advisor, the investment restriction limiting a Portfolio's investment in illiquid instruments to not more than 15% of the value of its net assets will apply.

Stripped Mortgage Related Securities

     These securities are either issued and guaranteed, or privately-issued but collateralized by securities issued, by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage related certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. The Portfolio will invest in stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when its Portfolio Advisor believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by the Portfolio.

     Investing in stripped mortgage related securities involves the risks normally associated with investing in mortgage related securities. See "Mortgage Related Securities" above. In addition, the yields on stripped mortgage related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only stripped mortgage related securities and increasing the yield to maturity on principal-only stripped mortgage related securities. Sufficiently high prepayment rates could result in a Portfolio not fully recovering its initial investment in an interest-only stripped mortgage related security. Under current market conditions, the Portfolio expects that investments in stripped mortgage related securities will consist primarily of interest-only securities. Stripped mortgage related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Portfolio will be able to effect a trade of a stripped mortgage related security at a time when it wishes to do so. The Portfolio will acquire stripped mortgage related securities only if a secondary market for the securities exists at the time of acquisition. Except for stripped mortgage related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board of Trustees, the Portfolios will treat stripped mortgage related securities as illiquid and will limit its investments in these securities, together with other illiquid investments, to not more than 15% of net assets.

Zero Coupon Securities

     Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations, in which case the Portfolio will forego the purchase of additional income producing assets with these funds. Zero coupon securities include STRIPS, that is, securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry System ("CUBES"),

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

which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Custodial Receipts

     Custodial receipts or certificates, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investors Growth Receipts ("TIGRs") and Financial Corporation certificates ("FICO Strips"), are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government Security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt a Portfolio is authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.


When-Issued and Delayed-Delivery Securities


     To secure prices deemed advantageous at a particular time, each Portfolio may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. A Portfolio will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Portfolio may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

     Securities purchased on a when-issued or delayed-delivery basis may expose a Portfolio to risk because the securities may experience fluctuations in value prior to their actual delivery. The Portfolio does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

Real Estate Investment Trusts

     The Growth & Income Portfolio may invest in REITs, which can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments on real estate mortgages in which they are invested. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

     Investment in REITs is subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). REITs are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

Standard & Poor's Depositary Receipts

     The Growth & Income Portfolio may invest in SPDRs. SPDRs typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. There can be no assurance that this can be accomplished as it may not be possible for the Portfolio to replicate and maintain exactly the composition and relative weightings of the S&P 500 Index securities. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment.

Repurchase Agreements

     Each of the Portfolios may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. A Portfolio may enter into repurchase agreements with respect to U.S. government securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the respective Board of Trustees. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Portfolio Advisor, acting under the supervision of the Advisor and the Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Portfolio enters into repurchase agreements. In entering into a repurchase agreement, a Portfolio bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement. Repurchase agreements are considered to be collateralized loans under the 1940 Act.


Reverse Repurchase Agreements and Forward Roll Transactions


     The Portfolios may enter into reverse repurchase agreements and forward roll transactions. In a reverse repurchase agreement the Portfolio agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. Forward roll transactions are equivalent to reverse repurchase agreements but involve mortgage-backed securities and involve a repurchase of a substantially similar security. At the time the Portfolio enters into a reverse repurchase agreement or forward roll transaction it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements and forward roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. Reverse repurchase agreements and forward roll transactions are considered to be borrowings by a Portfolio for purposes of the limitations described in "Certain Investment Restrictions" below and in the Statement of Additional Information.

Lending Portfolio Securities

     To generate income for the purpose of helping to meet its operating expenses, each Portfolio may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 30% of a Portfolio's assets taken at value. A Portfolio's loans of securities will be collateralized by cash, letters of credit or U.S. Government securities. The cash or instruments collateralizing a Portfolio's loans of securities will be maintained at all times in a segregated account with the Portfolio's custodian, or with a designated subcustodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Portfolio is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially. For further information regarding measures to be taken to protect a lending Portfolio, see the Statement of Additional Information.

Illiquid Securities

     No Portfolio may invest more than 15% of its net assets in securities which are illiquid or otherwise not readily marketable. If a security becomes illiquid after purchase by the Portfolio, the Portfolio will normally sell the security unless to do so would not be in the best interests of shareholders.


Non-Publicly Traded ("Restricted") Securities and Rule 144A Securities


     Each Portfolio may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. If a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Portfolio's 15% limit on illiquid securities. The Board of Trustees of the SA Trust, with advice and information from the respective Portfolio Advisor, will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from such Portfolio Advisor, the Board of Trustees of the Portfolio Trust will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline, a Portfolio's illiquidity could be increased and the Portfolio could be adversely affected.

     No Portfolio will invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

Temporary Investments

     For temporary defensive purposes during periods when the Portfolio Advisor of a Portfolio believes, in consultation with the Advisor, that pursuing the Portfolio's basic investment strategy may be inconsistent with the best interests of its shareholders, the Portfolio may invest its assets without limit in the following money market instruments: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit, master notes, time deposits and bankers' acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper.

     In addition, for the same purposes the Portfolio Advisor may invest without limit in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least AA by S&P or Aa by Moody's or, if unrated, are determined by the Portfolio Advisor to be of equivalent quality. Each Portfolio also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis.

Derivatives

     The Portfolios may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as certain mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. A Portfolio Advisor will use derivatives only in circumstances where the Portfolio Advisor believes they offer the most economic means of improving the risk/reward profile of the Portfolio. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative. A description of the derivatives that the Portfolios may use and some of their associated risks is found below.


Futures Contracts and Related Options


     Each Portfolio may enter into futures contracts and purchase and write
(sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the Portfolio Advisor that such contracts are necessary or appropriate in the management of the Portfolio's assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Portfolio intends to purchase.

     No Portfolio will hedge more than 25% of its total assets by selling futures, buying puts, and writing calls under normal conditions. In addition, no Portfolio will buy futures or write puts whose underlying value exceeds 25% of its total assets, and no Portfolio will buy calls with a value exceeding 5% of its total assets.

     A Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Portfolio's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into.

     A Portfolio may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Portfolio's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to a Portfolio Advisor's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or a Portfolio may not be able to close a futures or options position without incurring a loss in the event of adverse price movements. For additional information, see "Futures Contracts and Options on Futures Contracts" in the Statement of Additional Information.


Options on Stock


     Each Portfolio may write and purchase options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period. A covered call option with respect to which a Portfolio owns the underlying stock sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by a Portfolio exposes the Portfolio during the term of the option to a decline in price of the underlying stock.

     To close out a position when writing covered options, a Portfolio may make a "closing purchase transaction" which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. The Portfolio will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio may make a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased. See also "Options on Securities" in the Statement of Additional Information.


Options on Securities Indexes


     Each Portfolio may purchase and write put and call options on securities indexes listed on domestic and, in the case of those Portfolios which may invest in foreign securities, on foreign exchanges. A securities index fluctuates with changes in the market values of the securities included in the index.

     Options on securities indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a security index gives the holders the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in price of a particular security. Accordingly, successful use by a Portfolio of options on security indexes will be subject to the Portfolio Advisor's ability to predict correctly movement in the direction of that securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities. For further information regarding index options, see "Options on Securities Indexes" in the Statement of Additional Information.

Forward Currency Contracts

     Each Portfolio may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Portfolio's securities are or may be denominated. Forward currency contracts are agreements to exchange one currency for another, for example, to exchange a certain amount of U.S. dollars for a certain amount of French francs at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated with a currency trader and fixed for the term of the contract at the time that the Portfolio enters into the contract.

     In hedging specific portfolio positions, a Portfolio may enter into a forward contract with respect to either the currency in which the positions are denominated or another currency deemed appropriate by the Portfolio Advisor. The amount the Portfolio may invest in forward currency contracts is limited to the amount of the Portfolio's aggregate investments in foreign currencies. Risks associated with entering into forward currency contracts include the possibility that the market for forward currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of a Portfolio to negotiate with the dealer to enter into an offsetting transaction. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance that an active forward currency contract market will always exist. These factors will restrict a Portfolio's ability to hedge against the risk of devaluation of currencies in which a Portfolio holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. See also "Forward Currency Contracts" in the Statement of Additional Information for further information concerning forward currency contracts.

Asset Coverage

     To assure that a Portfolio's use of futures and related options, as well as when-issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Portfolio will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by establishing a segregated account with the SA Trust's custodian containing liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

CERTAIN INVESTMENT RESTRICTIONS

     The SA Trust, on behalf of each SAT Portfolio, has adopted certain investment restrictions that are enumerated in detail in the Statement of Additional Information. The following are summaries of some of these restrictions. The full text of all of the restrictions is set forth in the Statement of Additional Information.

     1. Neither Portfolio may, with respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer or acquire more than 10% of the outstanding voting securities of any one issuer, except U.S. Government securities.

     2. Neither Portfolio may invest more than 25% of its total assets in securities of issuers in any one industry.

     3. Each Portfolio may borrow money as a temporary measure from banks in an aggregate amount not exceeding one-third of the value of the Portfolio's total assets to meet redemptions and for other temporary or emergency purposes not involving leveraging. Reverse repurchase agreements and forward roll transactions involving mortgage-related securities will be aggregated with bank borrowings for purposes of this calculation. Neither Portfolio may purchase securities while borrowings exceed 5% of the value of the Portfolio's total assets.

     4. Neither Portfolio will invest more than 15% of the value of its net assets in securities that are illiquid, including certain government stripped mortgage related securities, repurchase agreements maturing in more than seven days and that cannot be liquidated prior to maturity and securities that are illiquid by virtue of the absence of a readily available market. Securities that have legal or contractual restrictions on resale but have a readily available market, such as certain Rule 144A securities, are deemed not illiquid for this purpose. No Portfolio may invest more than 10% of its assets in restricted securities (excluding Rule 144A securities).

PORTFOLIO TURNOVER

     Generally, the SAT Portfolios will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. The SAT Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. Active trading will increase a Portfolio's rate of turnover, certain transaction expenses and the incidence of short-term capital gain taxable as ordinary income. An annual turnover rate of 100% would occur when all the securities held by the Portfolio are replaced one time during a period of one year. The turnover rates of the Growth & Income Portfolio and the Bond Portfolio for 1997 and 1996 were 153% and 82% and 79% and 79%, respectively.

                           MANAGEMENT OF THE SA TRUST

BOARD OF TRUSTEES


     Overall responsibility for management and supervision of the SA Trust rests with its Board of Trustees. The Trustees approve all significant agreements between the SA Trust and the persons and companies that furnish services to the SA Trust and the Portfolios, including agreements between the SA Trust and each of the Custodian, the Advisor and the Administrator. Due to the services provided by the Advisor and the Administrator, the Trust currently has no employees and its officers are not required to devote their full time to the affairs of the SA Trust. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the SA Trust.

SPONSOR

     Touchstone Advisors, Inc., as Sponsor to the SA Trust pursuant to a Sponsor Agreement, provides oversight of the various service providers to the SA Trust, including the Administrator, Custodian and Transfer Agent. As Sponsor to the SA Trust, Touchstone Advisors reserves the right to receive a sponsor fee from each Portfolio equal on an annual basis to 0.20% of the average daily net assets of that Portfolio for its then current fiscal year. The Sponsor Agreement may be terminated (1) by the Sponsor as of the end of any calendar quarter on not less than 30 days prior written notice or (2) by the SA Trust at any time on not less than 30 days prior written notice. The Sponsor has advised the SA Trust that it will waive all fees under the Sponsor Agreement through December 31, 1998.


ADMINISTRATOR, FUND ACCOUNTING AGENT, CUSTODIAN AND TRANSFER AGENT


     Investors Bank, 200 Clarendon Street, Boston, Massachusetts 02116, serves as administrator, fund accounting agent, custodian and transfer agent for the SA Trust. Investors Bank was organized in 1969 as a Massachusetts-chartered trust company and is a wholly-owned subsidiary of Investors Financial Services Corp., a publicly-held corporation and holding company registered under the Bank Holding Company Act of 1956.

     As administrator and fund accounting agent, Investors Bank provides, on behalf of the SA Trust, accounting, clerical and bookkeeping services; the daily calculation of net asset values; state securities registration services; corporate secretarial services; assistance in the preparation of management reports; preparation and filing of tax returns, registration statements, and reports to shareholders and to the SEC. Investors Bank also provides personnel to serve as certain officers of the SA Trust.

     As custodian, Investors Bank holds cash, securities and other assets of the SA Trust as required by the 1940 Act. As transfer agent, Investors Bank is responsible for maintaining records of shareholder interests for the SA Trust.

     For its services as fund accounting agent and administrator, each SAT Portfolio pays fees to Investors Bank that are computed and paid monthly. Such fees equal, in the aggregate, 0.12% on an annual basis of the average daily net assets of all the portfolios and funds for which Investors Bank acts as fund accounting agent and administrator up to $1 billion in assets and 0.08% on an annual basis of average daily net assets which exceed $1 billion, subject to certain annual minimum fees. As compensation for its services as custodian to the SA Trust, Investors Bank receives fees, computed and paid monthly, that aggregate 0.03% on an annual basis of the average daily net assets of all the portfolios and funds for which Investors Bank acts as custodian up to $500 million and 0.02% on an annual basis of such average daily net assets for the next $500 million and 0.01% on an annual basis of such average daily net assets which exceed $1 billion.


ALLOCATION OF EXPENSES OF THE PORTFOLIOS


     Each SAT Portfolio bears its own expenses, which generally include all costs not specifically borne by the Advisor, the SAT Portfolio Advisors and the Administrator. Included among a Portfolio's expenses are: costs incurred in connection with its organization; investment management and administration fees; sponsor fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the SA Trust's legal existence and shareholder relations. Under separate agreements with the SA Trust, the Sponsor has agreed to reimburse each SAT Portfolio to the extent that the aggregate operating expenses of the Portfolio exceed agreed upon expense limitations (the "EXPENSE CAP"). The Sponsor's obligation to reimburse the SA Trust for such amounts may be terminated by the Sponsor as of the end of any calendar quarter by giving at least 30 days prior written notice.

                             PURCHASE AND VALUATION
PURCHASE

     Interests in the Growth & Income and Bond Portfolios are not offered to the public and are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Growth & Income and Bond Portfolios may be made only by a limited number of insurance company separate accounts. This Prospectus and its accompanying Statement of Additional Information do not constitute an offer to sell, or the solicitation of an offer to buy, any "security" (within the meaning of the 1933 Act) of the Portfolios.

VALUATION

     The net asset value of each SAT Portfolio is determined as of the close of regular trading on the NYSE on each day on which the NYSE is open for trading, by deducting the amount of the Portfolio's liabilities from the value of its assets. At the close of each such business day, the value of each Sub-Account's interest in the Portfolio will be determined by multiplying the net asset value of the corresponding Portfolio by the percentage, effective for that day, that represents the Sub-Account's share of the aggregate interests in that Portfolio.

     Generally, a Portfolio's investments are valued at market value or, in the absence of a market value, at fair value as determined by or under the direction of the SA Trust's Board of Trustees.

     Securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees of the SA Trust. A security that is primarily traded on a domestic stock exchange is valued at the last sales price on that exchange or, if no sales occurred during the day, at the current quoted bid price. All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost (which involves valuing an investment at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment) when the Board of Trustees of the SA Trust has determined that amortized cost represents fair value.

     An option that is written by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is equal to the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes the maximum price change in a single trading session permitted by an exchange (a "limit move") with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board of Trustees of the SA Trust.

     All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith by the Board of Trustees of the SA Trust.

     In carrying out the valuation policies of the Board of Trustees of the SA Trust, independent pricing services may be consulted. Further information regarding the SA Trust's valuation policies is contained in the Statement of Additional Information.

                             ADDITIONAL INFORMATION


DESCRIPTION OF BENEFICIAL INTERESTS, LIABILITIES, VOTING RIGHTS AND REPORTS


     Each investor in an SAT Portfolio, including the corresponding Sub-Account, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected.

     The investor's percentage of the aggregate beneficial interests in the Portfolio will then be re-computed as the percentage equal to the fraction (1) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (2) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business on the following business day.


     The SA Trust was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated February 7, 1994. The interests of the SA Trust are divided into separate series. No series of the SA Trust has any preference over any other series.


     The Declaration of Trust provides that the Sub-Accounts and other entities investing in the Portfolios (e.g., other insurance company separate accounts) will each be liable for all obligations of the corresponding Portfolio. However, the risk of a Sub-Account incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the corresponding Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the SA Trust believe that a Sub-Account and the Owners having Contract Value therein will not be adversely affected by reason of the Sub-Account investing in the corresponding SAT Portfolio.

     Each Sub-Account will be involved only in votes that affect the corresponding SAT Portfolio. Sub-Accounts investing in the SAT Portfolios will, however, vote with all other interestholders of the SA Trust's Portfolios to elect Trustees of the SA Trust and for certain other matters. Under certain circumstances the investors of one or more series of the SA Trust (including the SAT Portfolios) could control the outcome of these votes. Each Portfolio will vote separately on matters affecting only that Portfolio. Under certain circumstances, other investors in a Portfolio could control the outcome of these votes.

     The SA Trust sends to each shareholder a semi-annual report and an audited annual report. At least one such report in each year will include a list of the investment securities held by the SAT Portfolios. See "Statements to Owners."

           TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION


                                                              PAGE
                                                              ----
Part I -- Discussion Regarding the Variable Annuity
  Contracts.................................................    1
Part II -- Discussion Regarding the Select Advisors
  Portfolios................................................    5
     Summary................................................    5
     Investment Objectives, Techniques, Policies and
      Restrictions..........................................    5
     Portfolio Transactions and Brokerage Commissions.......   21
     Valuation of Securities and Redemption in Kind.........   23
     Management of the SA Trust.............................   25
     Organization of the SA Trust...........................   30
     Taxation...............................................   30
     Financial Statements...................................   31


     No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the related Statement of Additional Information and related official sales literature in connection with the offering of the Contracts, and if given or made, such other information or representations must not be relied upon as having been authorized by Separate Account 1, the Company, the Advisor or the Distributor. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                     WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
                               SEPARATE ACCOUNT 1


                       FLEXIBLE PURCHASE PAYMENT DEFERRED
                           VARIABLE ANNUITY CONTRACTS


                          ----------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 1998

                          ----------------------------


         This Statement of Additional Information is not a prospectus, but contains information in addition to that set forth in the current prospectus dated May 1, 1998 (the "PROSPECTUS") for certain variable annuity contracts ("CONTRACTS") offered by Western-Southern Life Assurance Company (the "COMPANY") through its Separate Account 1 ("SEPARATE ACCOUNT 1"), and should be read in conjunction with the Prospectus. Unless otherwise noted, the terms used in this Statement of Additional Information have the same meanings as those set forth in the Prospectus.



         A copy of the Prospectus may be obtained by calling the Touchstone Variable Annuity Service Center at 1-800-669-2796 (press 2) or by written request to the Company at P.O. Box 2850, Cincinnati, Ohio 45201-2850.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


PART I - DISCUSSION REGARDING THE VARIABLE ANNUITY CONTRACTS..............................................1
         General..........................................................................................1
         Safekeeping of Assets............................................................................1
         Distribution of the Contracts....................................................................1
         Sub-Account Performance..........................................................................2
         Fixed Annuity Income Payments....................................................................4
         Independent Accountants..........................................................................4

PART II - DISCUSSION REGARDING THE SELECT ADVISORS PORTFOLIOS.............................................4

SUMMARY...................................................................................................4

INVESTMENT OBJECTIVES, TECHNIQUES, POLICIES AND RESTRICTIONS..............................................5

INVESTMENT OBJECTIVES.....................................................................................5

INVESTMENT TECHNIQUES.....................................................................................5
         Certificates of Deposit and Bankers' Acceptances.................................................5
         Commercial Paper.................................................................................6
         Lower-Rated Debt Securities......................................................................6
         Illiquid Securities..............................................................................6
         Foreign Securities:  Special Considerations Concerning Eastern Europe............................7
         Lending Portfolio Securities.....................................................................8
         Futures Contracts and Options on Futures Contracts...............................................8
                  General.................................................................................8
                  Futures Contracts.......................................................................8
                  Options on Futures Contracts............................................................10
                  Options on Foreign Currencies...........................................................11
                  Additional Risks of Options on Futures Contracts, Forward
                           Contracts and Options on Foreign Currencies....................................12
         Options on Securities............................................................................13
         Options on Securities Indexes....................................................................15
         Forward Currency Contracts.......................................................................16
         Rating Services..................................................................................17

INVESTMENT RESTRICTIONS...................................................................................17
         Fundamental Policies.............................................................................18
         Additional Restrictions..........................................................................19

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS..........................................................21

VALUATION OF SECURITIES AND REDEMPTION IN KIND............................................................23

MANAGEMENT OF THE SA TRUST................................................................................25
         Trustees of the SA Trust.........................................................................25

         Officers of the SA Trust.........................................................................25
         Trustee Compensation Table.......................................................................27
         Advisor, Portfolio Advisors, Administrator and Sponsor...........................................27
                  Advisor.................................................................................27
                  Portfolio Advisors......................................................................28
                  Administrator, Custodian and Fund Accounting Agent......................................28
                  Sponsor.................................................................................29
         Counsel and Independent Accountants..............................................................30

ORGANIZATION OF THE SA TRUST..............................................................................30

TAXATION..................................................................................................30
         Taxation of the Portfolios.......................................................................30
         Sub-Account Diversification......................................................................30

FINANCIAL STATEMENTS......................................................................................31

PART I - DISCUSSION REGARDING THE VARIABLE ANNUITY CONTRACTS

GENERAL

         Except as otherwise indicated herein, all capitalized terms shall have the meanings assigned to them in the Prospectus.

         The Company is subject to regulation by the Ohio Department of Insurance, which periodically examines its financial condition and operations. The Company also is subject to the insurance laws and regulations of all jurisdictions in which it offers Contracts. Copies of the Contract have been filed with, and, where required, approved by insurance regulators in those jurisdictions. The Company must submit annual statements of its operations, including financial statements, to such state insurance regulators so that they may determine solvency and compliance with applicable state insurance laws and regulations.

         The Company and Separate Account 1 have filed a Registration Statement regarding the Contracts with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933. The Prospectus and this Statement of Additional Information do not contain all of the information in the Registration Statement.

SAFEKEEPING OF ASSETS

         The assets of Separate Account 1 are held by the Company, separate from the Company's general account assets and any other separate accounts that the Company has or will establish. The Company maintains records of all purchases and redemptions of the interests in the Portfolios held by the Sub-Accounts. The Company maintains fidelity bond coverage for the acts of its officers and employees.

DISTRIBUTION OF THE CONTRACTS

         As disclosed in the Prospectus, the Contracts are distributed through Touchstone Securities, Inc. (the "DISTRIBUTOR"), which is a wholly-owned subsidiary of IFS Financial Services, Inc.

("IFS"). IFS is a wholly-owned subsidiary of the Company. The Distributor is a member of the National Association of Securities Dealers, Inc. The offering of the Contracts is continuous, and the Company does not anticipate discontinuing offering the Contracts, although it reserves the right to do so.

         Sales commissions attributable to the Contracts and paid by the Company to the Distributor and amounts retained by the Distributor are shown below for the periods indicated.


                                                                         Amounts Retained by
     Period                                    Sales Commissions Paid        Distributor
     ------------------------------------------------------------------------------------------
     For the period from February 23, 1995 to      $  159,807               $   26,967
     December 31, 1995

     For the year ended December 31, 1996          $1,902,186               $  305,688

     For the year ended December 31, 1997          $7,686,342               $  790,452


SUB-ACCOUNT PERFORMANCE

         The performance of the Sub-Accounts may be quoted or advertised by the Company in various ways. All performance information supplied by the Company in advertising is based upon historical results of the Sub-Accounts and the Portfolios and is not intended to indicate future performance of either one. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration. The value of an Accumulation Unit and total returns fluctuate in response to market conditions, interest rates and other factors.

         Average annual total returns are calculated by determining the average annual compounded rates of return over one, five and ten year periods (or since commencement of operations) that would equate an initial hypothetical investment to the ending redeemable value according to the following formula:

         P (1 + T)[to the power of N] = ERV where:

                P     =    a hypothetical initial Purchase Payment of $1,000
                T     =    average annual total return
                n     =    number of years and/or portion of a year
                ERV   =    ending redeemable value of a hypothetical initial Purchase Payment of $1,000 at the end of the applicable period

The following table sets forth the type of total return data for each of the Sub-Accounts that will be used in advertising, in each case for the period ended December 31, 1997.

TYPE OF         EMERGING      INTERNATIONAL  INCOME          GROWTH &                                      STANDBY
PERFORMANCE     GROWTH        EQUITY         OPPORTUNITY     INCOME         BALANCED       BOND            INCOME
Data            Sub-Account   Sub-Account    Sub-Account     Sub-Account    Sub-Account    Sub-Account     Sub-Account

Total Return     21.39%          2.73%          0.14%           7.78%         6.53%          -3.99%        -6.49%
For Year

Total Return     31.89%         13.23%         10.64%          18.28%        17.03%           6.51%         4.01%
For Year
Measured by
Change In
Accumulation
Unit Value **

Average          15.12%          7.24%         16.35%          14.73%        13.13%           1.60%        -1.73%
Annual Total
Return Since
Inception*

Total Return     69.06%         39.85%         74.01%          67.50%        61.30%          21.37%        11.41%
Since
Inception
Measured By
Change In
Accumulation
Unit Value**

*    Based on a period beginning February 28, 1995.

** Calculated by determining the change in the Accumulation Unit Value from the beginning of the period to the end of the period and dividing such amount by the Accumulation Unit Value at the end of the period.


         While average annual total returns are convenient means of comparing investment alternatives, investors should realize that any Sub-Account's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of any Sub-Account.

         Average annual total return is calculated as required by applicable regulations. In addition to average annual total returns, a Sub-Account may quote cumulative total returns reflecting the simple change in value of any investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount.

         "Total return" or "average annual total return" quoted in advertising reflects all aspects of a Sub-Account's return, including the effect of reinvestment by the Sub-Account of Portfolio income and capital gain distributions and any change in the Sub-Account's value over the applicable period. Such quotations reflect Contract Maintenance, Contract Administration and Mortality and Expense Risk Charges. Since the Contract is intended as a long-term investment, total return calculations will assume that no partial withdrawals from the hypothetical Contract occurred during the applicable period, but that a Surrender Charge would be incurred upon the hypothetical withdrawal at the end of the applicable period.

         Any total return quotation provided for a Sub-Account should not be considered as representative of the performance of the Sub-Account in the future, since the net asset value will vary based not only on the type, quality and maturities of the securities held in the corresponding Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the

Sub-Account and the corresponding Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Sub-Account to total returns published for other investment companies or other investment vehicles.

         The Company may advertise examples of the effects of dollar cost averaging, whereby an Owner periodically invests a fixed dollar amount in a Sub-Account, thereby purchasing fewer Accumulation Units when prices are high and more Accumulation Units when prices are low. While such a strategy does not assure a profit nor guard against a loss in a declining market, the Owner's average cost per Accumulation Unit can be lower than if fixed numbers of Accumulation Units had been purchased at the same intervals. In evaluating dollar cost averaging, Owners should consider their ability to continue purchasing Accumulation Units during periods of low price levels.

         Performance information for any Sub-Account may be compared, in reports to Owners and in advertising, to stock indices, other variable annuity separate accounts or other products tracked by Lipper Analytical Services, or other widely used independent research firms, which rank variable annuities and investment companies by overall performance, investment objectives and assets. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges and investment management costs.

FIXED ANNUITY INCOME PAYMENTS


         The Contracts provide only for fixed annuity payment options. The amount of such payments is calculated by applying the Surrender Value at annuitization, less any applicable premium tax, to the income payment rates for the income payment option selected. Annuity payments will be the larger of:


         1. the income based on the rates shown in the Contract's Annuity Tables for the income payment option chosen; and

         2. the income calculated by applying the proceeds as a single premium at the Company's current rates in effect on the date of the first annuity payment for the same option.

         Annuity payments under any of the income payment options will not vary in dollar amount and will not be affected by the future investment performance of the Variable Account.

INDEPENDENT ACCOUNTANTS


         The financial statements of Western-Southern Life Assurance Company Separate Account 1 and the financial statements of Western-Southern Life Assurance Company, included in this registration statement and described on pages 31-32, have been included herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.


PART II - DISCUSSION REGARDING THE SELECT ADVISORS PORTFOLIOS

                                     SUMMARY

         Except as otherwise indicated herein, all capitalized terms have the meanings assigned to them in the Prospectus.

          As described in the Prospectus, each Sub-Account seeks to achieve its investment objectives by investing all the investable assets of the Sub-Account in a diversified open-end management investment company having the same investment objectives as such Sub-Account. These investment companies are, respectively, Emerging Growth Portfolio, International Equity Portfolio, Income Opportunity Portfolio, Value Plus Portfolio, Growth & Income Portfolio, Balanced Portfolio, Bond Portfolio and Standby Income Portfolio (each a "PORTFOLIO" or, collectively, the "PORTFOLIOS"). Detailed information regarding the Emerging Growth, International Equity, Income Opportunity Value Plus, Balanced and Standby Income Portfolios (the "VIT PORTFOLIOS") is contained in the separate prospectus of the Select Advisors Variable Insurance Trust (the "VI TRUST") that accompanies the Prospectus. Detailed information regarding the Growth & Income Portfolio and the Bond Portfolio (the "SAT PORTFOLIOS") is contained in Part II of the Prospectus and this Statement of Additional Information.


         As disclosed in the Prospectus, Touchstone Advisors, Inc. (the "ADVISOR") is the investment advisor of each Portfolio, and the specific investments of each Portfolio are managed on a day-to-day basis by their respective portfolio advisors (collectively, the "PORTFOLIO ADVISORS"). Investors Bank & Trust Company ("INVESTORS BANK" or the "ADMINISTRATOR") serves as administrator and fund accounting agent to each Portfolio.

          INVESTMENT OBJECTIVES, TECHNIQUES, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVES

         The investment objective(s) of each Sub-Account is described in the Prospectus. There can be no assurance that any Sub-Account will achieve its investment objective(s). See THE VI TRUST AND THE SA TRUST in the Prospectus.

                              INVESTMENT TECHNIQUES

         Since the investment characteristics of each Sub-Account will correspond directly to those of the corresponding SAT Portfolio, the following is a discussion of certain investments of and techniques employed by the SAT Portfolios.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

         Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COMMERCIAL PAPER

         Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         For a description of commercial paper ratings, see the Appendix.

LOWER-RATED DEBT SECURITIES

         While the market for high yield corporate debt securities (commonly known as "junk bonds") has been in existence for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield, high risk bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels.


         The market for junk bonds may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, such lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees of the SA Trust, including the use of outside pricing services. Judgment plays a greater role in valuing high yield, high risk corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.


         In considering investments for the Portfolio, the Portfolio Advisor will attempt to identify those issuers of high yielding debt securities ("junk bonds") whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Portfolio Advisor's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

         A Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Portfolio.

         For a description of bond ratings, see the Appendix to the Prospectus.

ILLIQUID SECURITIES

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 ACT"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as "private placements" or "restricted securities" and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Portfolio might not be able to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Portfolio might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

         The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Advisor and each Portfolio Advisor anticipate that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         Each Portfolio Advisor will monitor the liquidity of Rule 144A securities in the respective Portfolio's portfolio under the supervision of the SA Trust's Board of Trustees. In reaching liquidity decisions, each Portfolio Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

FOREIGN SECURITIES:  SPECIAL CONSIDERATIONS CONCERNING EASTERN EUROPE

         Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) potentially less social, political and economic stability;
(ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Portfolios' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the Commonwealth of Independent States.

         So long as the Communist Party continues to exercise a significant or, in some cases, dominant role in Eastern European countries investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The former communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future at the hands of either an existing non-communist regime or upon the return to power of the Communist Party. In the event of such expropriation, a Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the interests of a Portfolio's shareholders.

LENDING PORTFOLIO SECURITIES

         By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities loaned, including accrued interest, rises above the value of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         GENERAL

         The successful use of futures contracts and options on futures contracts draws upon the Portfolio Advisor's skill and experience with respect to such instruments and usually depends on the Portfolio Advisor's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, an SAT Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         FUTURES CONTRACTS

         An SAT Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. An SAT Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury bonds, Treasury Notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities and three-month U.S. Treasury bills. An SAT Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

         At the same time a futures contract is purchased or sold, the SAT Portfolio must allocate cash or securities as a deposit payment ("INITIAL DEPOSIT"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the SAT Portfolio will incur brokerage fees when it purchases or sells futures contracts.

         The purpose of the acquisition or sale of a futures contract, in the case of an SAT Portfolio which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, an SAT Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. When a Portfolio enters into a futures contract for any purpose, the Portfolio will establish a segregated account with the Portfolio's custodian to collateralize or "cover" the Portfolio's obligation consisting of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Portfolio Advisor may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although each applicable Portfolio Advisor believes that use of such contracts will benefit the respective Portfolio, if the Portfolio Advisor's investment judgment about the general direction of interest rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if an SAT Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. An SAT Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

         OPTIONS ON FUTURES CONTRACTS

         Each SAT Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when an SAT Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, an SAT Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

         The amount of risk an SAT Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         An SAT Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio would exceed 5% of the market value of the total assets of the Portfolio.

         OPTIONS ON FOREIGN CURRENCIES

         Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, an SAT Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         Options on foreign currencies may be written for the same types of hedging purposes. For example, where an SAT Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the SAT Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         Each SAT Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and liquid securities in a segregated account with its custodian.

         Each SAT Portfolio also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

         ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

         Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transaction. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting an SAT Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery or currency, the fixing of dollar settlement prices or prohibitions on exercise.

         As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. An SAT Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

OPTIONS ON SECURITIES

         The SAT Portfolios may write (sell), to a limited extent, only covered call and put options ("COVERED OPTIONS") in an attempt to increase income. However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

         When an SAT Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "EXERCISE PRICE") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the SAT Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("NET PREMIUM"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

         When an SAT Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the SAT Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

         An SAT Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

         When an SAT Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the SAT Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

         When an SAT Portfolio writes a call option, it will "cover" its obligation by segregating the underlying security on the books of the Portfolio's custodian or by placing liquid securities in a segregated account at the Portfolio's custodian. When an SAT Portfolio writes a put option, it will "cover" its obligation by placing liquid securities in a segregated account at the Portfolio's custodian.

         An SAT Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         An SAT Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("PROTECTIVE PUTS") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the SAT Portfolio's portfolio securities. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

         Each SAT Portfolio has adopted certain other nonfundamental policies concerning option transactions which are discussed below. The Portfolio's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "CODE"), for qualification as a regulated investment company.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         An SAT Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Portfolio Advisor will monitor the creditworthiness of dealers with whom a Portfolio enters into such options transactions under the general supervision of the Board of Trustees.

OPTIONS ON SECURITIES INDEXES

         Options on securities indexes give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.

Such options will be used for the purposes described above under "Options on Securities" or, to the extent allowed by law, as a substitute for investment in individual securities.

         Options on securities indexes entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indexes is more likely to occur, although the SAT Portfolio generally will only purchase or write such an option if the Portfolio Advisor believes the option can be closed out.

         Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. An SAT Portfolio will not purchase such options unless the Advisor and the respective Portfolio Advisor each believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         Price movements in an SAT Portfolio's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Portfolio Advisor may be forced to liquidate portfolio securities to meet settlement obligations.

         When a Portfolio writes a put or call option on a securities index it will cover the position by placing liquid securities in a segregated asset account with the Portfolio's custodian.

FORWARD CURRENCY CONTRACTS

         Because, when investing in foreign securities, a Portfolio buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Portfolios from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

         A forward currency contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. Each SAT Portfolio maintains with its custodian a segregated account of liquid securities in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         An SAT Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into a Portfolio Advisor's long-term investment decisions, an SAT Portfolio will not routinely enter into foreign currency hedging transactions with respect to security transactions. However, the Portfolio Advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in a Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event the SAT Portfolio's ability to utilize forward currency contracts in the manner set forth in the Prospectus may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject a Portfolio to certain risks.

         The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into forward currency contracts at attractive prices and this will limit the SAT Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

RATING SERVICES

         The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Portfolio Advisors also make their own evaluation of these securities, subject to review by the Board of Trustees of the SA Trust. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Portfolio to eliminate the obligation from its portfolio, but a Portfolio Advisor will consider such an event in its determination of whether a Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Funds' Prospectuses is set forth in the Appendix to this Statement of Additional Information.

                             INVESTMENT RESTRICTIONS

         The investment restrictions described below as "fundamental policies" of each SAT Portfolio may not be changed with respect to any Portfolio without the approval of a "majority of the outstanding voting securities" of the SAT Portfolio. "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" under the Investment Company Act of 1940, as amended (the "1940 ACT"), and as used in this Statement of Additional Information and the Prospectus, means, with respect to the Portfolio, the lesser of (i) 67% or more of the outstanding voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Portfolio.

FUNDAMENTAL POLICIES

         The fundamental policies of each SAT Portfolio are described below. No investment restriction of an SAT Portfolio shall prevent a Portfolio from investing all of its assets in an open-end investment company with substantially the same investment objectives).

         1. No SAT Portfolio may borrow money or mortgage or hypothecate assets of the Portfolio, except that, in an amount not to exceed 1/3 of the current value of the Portfolio's net assets, it may borrow money (including through reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below.

         2. No SAT Portfolio may underwrite securities issued by other persons except insofar as the Portfolio may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.

         3. No SAT Portfolio may make loans to other persons except: (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value);
(b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.

         4. The Bond Portfolio may not purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, for its portfolio, real estate acquired as a result of the Portfolio's ownership of securities).

         5. No SAT Portfolio may concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Portfolio's investment objective(s), up to 25% of its total assets may be invested in any one industry.

         6. No SAT Portfolio may issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

         7. No SAT Portfolio may with respect to 75% of its total assets taken at market value, invest in assets other than cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio and to not more than 10% of the outstanding voting securities of such issuer.

         8. The Growth & Income Portfolio may not purchase or sell real estate except that (a) the Portfolio may invest in (i) securities of entities that invest or deal in real estate, mortgages, or interests therein and (ii) securities secured by real estate or interests therein and (b) the Portfolio may hold and sell real estate acquired as a result of the Portfolio's ownership of securities.

         9. The Growth & Income Portfolio may not purchase or sell interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business.

ADDITIONAL RESTRICTIONS

         Neither SAT Portfolio will, as a matter of operating policy (changeable by the respective Board of Trustees without a shareholder vote) (except that no operating policy shall prevent a Portfolio from investing all of its assets in an open-end investment company with substantially the same investment objectives), do any of the following:

         1. borrow money (including through reverse repurchase agreements or forward roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Portfolio may purchase any security while outstanding borrowings exceed 5%;

         2. pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

         3. purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         4. sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

         5. invest for the purpose of exercising control or management;

         6. purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio; provided further that, except in the case of a merger or consolidation, the Portfolio shall not purchase any securities of any open-end investment company unless the Portfolio (1) waives the investment advisory fee, with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

         7. invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued the security) excluding (a) Rule 144A securities determined to be liquid by the Board of Trustees of the SA Trust; and (b) commercial paper that is sold under Section 4(2) of the Securities Act of 1933 which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Board of Trustees of the SA Trust have determined the commercial paper to be liquid; or (ii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Board of Trustees of the SA Trust have determined that the commercial paper is equivalent quality and is liquid);


         8. invest more than 10% of the Portfolio's total assets in securities that are restricted from being sold to the public without registration under the Securities Act of 1933 (other than Rule 144A securities deemed to be liquid by the Trustees of the SA Trust);

         9. purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

         10. make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolios have no current intention to engage in short selling);

         11. purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Portfolio's aggregate investment in such classes of securities will exceed 5% of its total assets;

         12. write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Portfolio's net assets; (c) the securities subject to the exercise of the call written by the Portfolio must be owned by the Portfolio at the time the call is sold and must continue to be owned by the Portfolio until the call has been exercised, has lapsed, or the Portfolio has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Portfolio will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio has purchased a closing put, which is a put of the same series as the one previously written); and

         13. buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's total net assets; and
(c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's total assets.


         Each Portfolio also will comply with the applicable investment limitations found in the laws and regulations of any state in which the corresponding Sub-Account investing in the Portfolio is registered.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

         The Portfolio Advisors for the SAT Portfolios are responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each SAT Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, the Advisor, the Portfolio Advisors or their subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of a Portfolio are frequently placed by the Portfolio

Advisor with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

         The Portfolio Advisors seek to evaluate the overall reasonableness of any brokerage commissions paid through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions. In placing orders for the purchase and sale of securities for a Portfolio, the Portfolio Advisors take into account such factors as price, commission (if any, negotiable in case of national securities exchange transactions), size of order, difficulty of execution and skill required of the executing broker-dealer. The Portfolio Advisors review on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         The Portfolio Advisors are authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for a Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. A Portfolio Advisor may use this research information in managing an SAT Portfolio's assets, as well as the assets of other clients.

         Consistent with the policy stated above, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Board of Trustees may determine, the Portfolio Advisors may consider sales of shares of the SA Trust and of other investment company clients of the Advisor or the Portfolio Advisor as a factor in the selection of broker-dealers to execute portfolio transactions. The Portfolio Advisor will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

         Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

         Although certain research, market and statistical information from brokers and dealers can be useful to a Portfolio and to the corresponding Portfolio Advisor, it is the opinion of the management of the Portfolios that such information is only supplementary to the Portfolio Advisor's own research effort, since the information must still be analyzed, weighed and reviewed by the Portfolio Advisor's staff. Such information may be useful to the Portfolio Advisor in providing services to clients other than the SAT Portfolios, and not all such information is used by the Portfolio Advisor in connection with such Portfolios. Conversely, such information provided to the Portfolio Advisor by brokers and dealers through whom other clients of the Portfolio Advisor effect securities transactions may be useful to the Portfolio Advisor in providing services to the Portfolios.

         In certain instances there may be securities which are suitable for an SAT Portfolio as well as for one or more of the Advisor's other clients, including Portfolios of the SA Trust that are not available to the Sub-Accounts. Investment decisions for a Portfolio and for the Portfolio Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Portfolio is concerned. However, it is believed that the ability of a Portfolio to participate in volume transactions will produce better executions for the Portfolio.


         For the fiscal years ended December 31, 1997, 1996 and 1995, the aggregate brokerage commissions paid by each Portfolio is as follows:

                                         Growth & Income                  Bond
         Year Ended December 31,             Portfolio                  Portfolio
------------------------------------------------------------------------------------------

                 1997                         $125,091                     None

                 1996                         $ 40,690                     None

                 1995                         $ 30,788                     None







                 VALUATION OF SECURITIES AND REDEMPTION IN KIND

         The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the SA Trust. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

         The accounting records of the Portfolios are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies is translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.


         The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

              type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

         To the extent that an SAT Portfolio purchases securities which are restricted as to resale or for which current market quotations are not available, the Portfolio Advisor will value such securities based upon all relevant factors as outlined in FRR 1.

         Each SAT Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the SA Trust or the Portfolio, as the case may be, and valued as they are for purposes of computing the Portfolio's net asset value (a redemption in kind). If payment is made in securities, an investor, including the corresponding Sub-Account, may incur transactions expenses in converting these securities into cash. The SA Trust, on behalf of each Portfolio, has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Portfolio is obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio, as the case may be, at the beginning of the period.


         Each investor in an SAT Portfolio, including the corresponding Sub-Account, may add to or reduce its investment in the Portfolio on each day that the New York Stock Exchange ("NYSE") is open for business. As of the close of regular trading on the NYSE, on each such day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of regular trading on the NYSE on the following day the NYSE is open for trading.

                           MANAGEMENT OF THE SA TRUST

         The Trustees and officers of the SA Trust and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of the SA Trust. The Trustees and officers of the SA Trust also serve in the same positions with the VI Trust and with two affiliated trusts of the SA Trust, the Select Advisors Trust A and Select Advisors Trust C (collectively, the "Fund Complex").

TRUSTEES OF THE SA TRUST


         *EDWARD G. HARNESS, JR., (Age 49), 311 Pike Street, Cincinnati, OH 45202 - - Chairman of the Board of Trustees, President and Chief Executive Officer; Director, President and Chief Executive Officer, Touchstone Advisors, Inc. (since February, 1994); Director and Chief Executive Officer, Touchstone Securities, Inc. (since October, 1991); President, Touchstone Securities, Inc. (since March, 1996); President, IFS Financial Services, Inc. (since January,
1991); President, IFS Systems, Inc. (since August, 1991).

         *WILLIAM J. WILLIAMS, (Age 82), 400 Broadway, Cincinnati, OH 45202 --Trustee; Chairman of the Board of Directors, The Western and Southern Life Insurance Company (since March, 1984); Chief Executive Officer, The Western and Southern Life Insurance Company (from March, 1984 to March, 1994).


         JOSEPH S. STERN, JR., (Age 80), 3 Grandin Place, Cincinnati, OH 45208 -
- Trustee; Retired Professor Emeritus, College of Business, University of Cincinnati.

         PHILLIP R. COX, (Age 50), 105 East Fourth Street, Cincinnati, OH 45202
- - Trustee; President and Chief Executive Officer, Cox Financial Corp. (since
1972); Director, Federal Reserve Bank of Cleveland; Director, Cincinnati Bell Inc.; Director, PNC Bank; Director, Cinergy Corporation; Director, BDM International, Inc.

         ROBERT E. STAUTBERG, (Age 63), 4815 Drake Road, Cincinnati, OH 45243 -
- Trustee; Chairman of the Board of Trustees, Good Samaritan Hospital; Retired Partner and Director, KPMG Peat Marwick.

         DAVID POLLAK, (Age 80), 1313 Kemper Road, Suite 111, Cincinnati, OH 45246 - - Trustee; President, The Ultimate Distributing Company (1986-1993); Director Emeritus, Fifth Third Bank.

OFFICERS OF THE SA TRUST

         EDWARD S. HEENAN, (Age 53) -- Controller; Vice President and Controller, Touchstone Advisors, Inc. (since December, 1993); Director, Controller, Touchstone Securities, Inc. (since October,

1991); Vice President and Comptroller, The Western and Southern Life Insurance Company (since 1987). His address is 400 Broadway, Cincinnati, OH 45202

         JAMES J. VANCE, (Age 36) - Treasurer; Treasurer, The Western and Southern Life Insurance Company (since January, 1994); Corporate Finance Manager, Eastman Kodak Company (June, 1988 to December, 1994). His address is 400 Broadway, Cincinnati, OH 45202

         ANDREW S. JOSEF, (Age 33) -- Secretary; Director, Legal Administration, Investors Bank (since May, 1997); Senior Associate, Sullivan & Worcester LLP (November, 1995 to May, 1997); Associate, Goodwin, Procter & Hoar LLP (January, 1993 to November, 1995); Associate, Simpson, Thacher & Bartlett LLP (prior to January, 1993). His address is 200 Clarendon Street, Boston, MA 02116

         SUSAN C. MOSHER, (age 42) -- Assistant Secretary; Director, Legal Administration, Investors Bank (since August, 1995); Associate Counsel, 440 Financial Group of Worcester, Inc. (January, 1993 to August, 1995). Her address is 200 Clarendon Street, Boston, MA 02116

         KEVIN M. CONNERTY, (age 32) -- Assistant Treasurer; Director, Fund Administration - Reporting and Compliance, Investors Bank (since October, 1992). His address is 200 Clarendon Street, Boston, MA 02116

         PAUL J. JASINSKI, (age 50) -- Assistant Treasurer; Managing Director - Fund Administration, Investors Bank (since July, 1985). His address is 200 Clarendon Street, Boston, MA 02116

         Ms. Mosher and Messrs. Josef, Connerty and Jasinski also hold similar positions for other investment companies for which Investors Bank or an affiliate serves as administrator or principal underwriter.


         No director, officer or employee of the Advisor, the Portfolio Advisors, the Distributor, the Administrator or any of their affiliates will receive any compensation from the SA Trust or the VI Trust for serving as an officer or Trustee of the SA Trust. The Fund Complex pays each Trustee who is not a director, officer or employee of the Advisor, the Portfolio Advisors, the Distributor, the Administrator or any of their affiliates an annual fee of $5,000 plus $1,000 per meeting attended and reimburses them for travel and out-of-pocket expenses. The annual and meeting fees are allocated among the four trusts in proportion to their respective net assets. For the year ended December 31, 1997, the Growth and Income Portfolio incurred $4,975 in Trustee fees and the Bond Portfolio incurred $2,949 in Trustee fees.

TRUSTEE COMPENSATION TABLE


                                     Aggregate Compensation            Total Compensation from the Fund
        Name of Person                    from SA Trust                    Complex Paid to Trustees
  ------------------------------------------------------------------------------------------------------
  Phillip R. Cox                           $3,079.44                              $10,000

  David Pollak                             $3,079.44                              $10,000

  Robert E. Stautberg                      $3,079.44                              $10,000

  Joseph S. Stern, Jr.                     $1,976.63                              $ 6,750

  Edward G. Harness, Jr.                      None                                  none

  William J. Williams                         None                                  none

         As of February 1, 1998, the Trustees and officers of the SA Trust owned in the aggregate less than 1% of the interests of any Portfolio or the SA Trust (all series taken together, including series in which the Sub-Accounts do not invest).


ADVISOR, PORTFOLIO ADVISORS, ADMINISTRATOR AND SPONSOR

         ADVISOR

         The Advisor provides service to each Portfolio of the SA Trust pursuant to an Investment Advisory Agreement with the SA Trust (the "ADVISORY AGREEMENT"). The services provided by the Advisor consist of directing and supervising each Portfolio Advisor, reviewing and evaluating the performance of each Portfolio Advisor and determining whether or not any Portfolio Advisor should be replaced. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. The Advisory Agreement will continue in effect if such continuance is specifically approved at least annually by the Board of Trustees of the SA Trust and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

         The Advisory Agreement is terminable, with respect to a Portfolio, without penalty on not more than 60 days' nor less than 30 days' written notice by the SA Trust, when authorized either by majority vote of the investors in the Portfolio (with the vote of each being in proportion to the amount of their investment) or by a vote of a majority of the Board of Trustees or by the Advisor, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the Advisor nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Portfolios, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

         The Prospectus contains a description of fees payable to the Advisor for services under the Advisory Agreement.

         For the fiscal years ended December 31, 1997, 1996 and 1995 each SAT Portfolio incurred the following investment advisory fees equal on an annual basis to the following percentages of the average daily net assets of the Portfolio.

                     Portfolio             Year        Rate      Amount
                 -------------------------------------------------------------

                 Growth & Income           1997        0.80%    $183,644

                                           1996        0.75%    $127,974

                                           1995        0.75%    $ 88,934

                 Bond                      1997        0.55%    $ 66,023

                                           1996        0.55%    $ 72,116

                                           1995        0.55%    $ 61,568



         For the fiscal years ended December 31, 1997, 1996 and 1995, the Advisor, under the terms of the Sponsor Agreement, reimbursed each SAT Portfolio the amount set forth below.

                     Portfolio                      Year        Amount
                 -------------------------------------------------------------

                  Growth & Income                   1997       $134,442

                                                    1996       $118,296

                                                    1995        $85,300

                  Bond                              1997       $102,119

                                                    1996       $106,315

                                                    1995        $69,754

         PORTFOLIO ADVISORS

         The Advisor has, in turn, entered into a portfolio advisory agreement (each a "PORTFOLIO AGREEMENT") with each Portfolio Advisor selected by the Advisor for a Portfolio. Under the direction of the Advisor and, ultimately, of the Board of Trustees of the SA Trust, each Portfolio Advisor is responsible for making all of the day-to-day investment decisions for the respective Portfolio.

         Each Portfolio Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. Each Portfolio Agreement contains provisions similar to those described above with respect to the Advisory Agreement.

         ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTING AGENT

         Pursuant to Administration and Fund Accounting Agreements, Investors Bank supervises the overall administration of the Trust, including but not limited to, accounting, clerical and bookkeeping services; daily calculation of net asset values; preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations. Investors Bank also provides persons to serve as officers of the Trust. As custodian, Investors Bank holds cash, securities and other assets of the Trust.

         The Trust's Prospectus contains a description of fees payable to Investors Bank for its services as administrator, fund accounting agent and custodian.

         Prior to December 1, 1996, Signature Financial Services, Inc. ("SIGNATURE") served as administrator and fund accounting agent to the Trust.

         Each of the Administration, Fund Accounting and Custodian Agreements (collectively, the "Agreements") provide that neither Investors Bank nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission, except for wilful misfeasance, bad faith or negligence (gross negligence in respect of the Custodian Agreement) in the performance of its or their duties or by reason of disregard (reckless disregard in respect of the Custodian Agreement) of its or their obligations and duties under the Agreements.

         Each Agreement may not be assigned without the consent of the non-assigning party, and may be terminated after its Initial Term, with respect to a Portfolio, without penalty by majority vote of the shareholders of the Portfolio or by either party on not more than 60 days' written notice.

         State Street Bank and Trust Company ("STATE STREET") serves as transfer agent of the Trust pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, State Street maintains the shareholder account records for each Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. State Street may be reimbursed by the Trust for its out-of-pocket expenses.

         For the fiscal years ended December 31, 1997, 1996 and 1995, each SAT Portfolio incurred the following administrative and fund accounting fees, including out-of-pocket expenses.

                     Portfolio                      Year        Amount
                 -------------------------------------------------------------


                     Growth & Income                1997       $79,501

                                                    1996       $56,786

                                                    1995       $46,743

                     Bond                           1997       $79,501

                                                    1996       $56,396

                                                    1995       $47,124

         SPONSOR

         Touchstone Advisors, Inc. serves also (in addition to its services as Advisor to each Portfolio of the SA Trust) as the sponsor ("SPONSOR") of each SAT Portfolio pursuant to a sponsor agreement (the "SPONSOR AGREEMENT"). Under each Sponsor Agreement, the Sponsor provides oversight of the various service providers to each of the SA Trust and the SAT Portfolios, including the Administrator and the Custodian. For its services in this regard, the Sponsor is paid a fee, on an annual basis, equal to 0.20% of the average daily net assets of each Portfolio. The Sponsor Agreement may be terminated by the Sponsor on not less than 30 days prior written notice and by the SA Trust, as to any Portfolio. The Sponsor has advised the SA Trust that it will waive all fees under the Sponsor Agreement through December 31, 1998.

COUNSEL AND INDEPENDENT ACCOUNTANTS

         Frost & Jacobs LLP, 2500 PNC Center, 201 East Fifth Street, Cincinnati, Ohio 45202, serves as counsel to the SA Trust and each SAT Portfolio. Coopers & Lybrand, L.L.P., One Post Office Square, Boston, Massachusetts 02109, acts as independent accountants of the SA Trust and each SAT Portfolio.

                          ORGANIZATION OF THE SA TRUST

         Interests in the SA Trust do not have cumulative voting rights, which means that holders of more than 50% of such interests (which includes the interests held by other investors in the SAT Portfolios (Growth & Income and Bond) and the interests of other investors in Portfolios of the SA Trust that are not available for investment by the Sub-Accounts) voting for the election of Trustees can elect all Trustees. Accordingly, it is unlikely that Owners having Contract Value in the Sub-Accounts that invest in the SAT Portfolios will be able to control the election of any of the Trustees. Matters affecting the SAT Portfolios are generally decided by separate vote of each SAT Portfolio, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

         The SA Trust, in the Portfolios of which all of the assets of the corresponding Sub-Accounts will be invested, is organized as a trust under the laws of the State of New York. Each Sub-Account and other entity investing in an SAT Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of a Sub-Account incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the SA Trust's Trustees believe that no Sub-Account (or any Owner having Contract Value therein) will be adversely affected by reason of the Sub-Account's investing in the corresponding Portfolio.

                                    TAXATION

TAXATION OF THE PORTFOLIOS

         Each of the Portfolios will be classified as a partnership for federal income tax purposes. Furthermore, none of the Portfolios will be a "publicly traded partnership" for purposes of Section 7704 of the Code. Consequently, the Portfolios will not be subject to federal income taxation. Instead, each entity that invests in a Portfolio must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items for the year, without regard to the amount of cash distributions it has received during the year from the Portfolio. Although no Portfolio will be subject to federal income tax, each will file appropriate income tax returns as required by the Code.

SUB-ACCOUNT DIVERSIFICATION

         Each Sub-Account that invests in a Portfolio will be treated as owning a proportionate interest in the assets held by the Portfolio for purposes of determining whether the Sub-Account is adequately diversified within the meaning of Section 817(h) of the Code. The diversification requirement must be satisfied in order for the Contract to be treated as an "annuity contract" under the Code.

                              FINANCIAL STATEMENTS


     The following financial statements for Western-Southern Life Assurance Company Separate Account 1 at and for the fiscal periods indicated are attached hereto:

     1.   Statement of Net Assets as of December 31, 1997.

     2. Statement of Operations and Changes in Net Assets for the years ended December 31, 1997 and 1996.

     3.   Notes to Financial Statements.

     4. Supplementary Information-Selected Per Unit Data and Ratios for the years ended December 31, 1997 and 1996.

     5.   Report of Coopers & Lybrand L.L.P.

     The following financial statements for Western-Southern Life Assurance Company at and for the fiscal periods indicated are attached hereto:

     1.   Report of Coopers & Lybrand L.L.P.

     2.   Consolidated Balance Sheets as of December 31, 1997 and 1996.

     3. Consolidated Statements of Operations for the years ended December 31, 1997, 1996 and 1995.

     4. Consolidated Statements of Changes in Shareholder's Equity for the years ended December 31, 1997, 1996 and 1995.

     5. Consolidated Statements of Cash Flows for the years ended December 31, 1997, 1996 and 1995.

     6.   Notes to Financial Statements.

     The following financial statements for Select Advisor Portfolios (Growth & Income Portfolio and Bond Porfolio) at and for the fiscal periods indicated are incorporated by reference from their current reports to shareholders filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. A copy of each such report will be provided to each person receiving this Statement of Additional Information.

     1.   Schedule of Investments December 31, 1997.

     2.   Statement of Assets and Liabilities December 31, 1997.

     3.   Statement of Operations for the year ended December 31, 1997.

     4. Statement of Changes in Net Assets for the years ended December 31, 1997 and 1996.

     5. Supplementary Data for the years ended December 31, 1997, 1996, 1995 and 1994.

     6.   Notes to Financial Statements.

     7.   Report of Coopers & Lybrand L.L.P.

DISTRIBUTOR

Touchstone Securities, Inc.                            Sub-Accounts
311 Pike Street                                        ------------
Cincinnati, Ohio  45202
(800) 669-2796 (press 3)                               oEmerging Growth
                                                       oInternational Equity
INVESTMENT ADVISOR AND SPONSOR                         oIncome Opportunity
                                                       oValue Plus
Touchstone Advisors, Inc.                              oGrowth & Income
311 Pike Street                                        oBalanced
Cincinnati, Ohio  45202                                oBond
                                                       oStandby Income
TOUCHSTONE VARIABLE ANNUITY SERVICE CENTER

Touchstone Special Markets Service Center
P.O. Box 2850
Cincinnati, Ohio 45201-2850
(800) 669-2796 (press 2)

TRANSFER AGENT

State Street Bank and Trust Company
P.O. Box 8578
Boston, Massachusetts  02266-8518

ADMINISTRATOR, CUSTODIAN
AND FUND ACCOUNTING AGENT

Investors Bank & Trust Company                         STATEMENT OF
200 Clarendon Street                                   ADDITIONAL INFORMATION
Boston, Massachusetts  02116                           May 1, 1998

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
312 Walnut Street
Cincinnati, Ohio  45202

LEGAL COUNSEL

Frost & Jacobs LLP
2500 PNC Center
201 East Fifth Street
Cincinnati, Ohio  45202

WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 1
Statement of Net Assets
As of December 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investments at current market value:
     Select Advisors Variable Insurance Trust
       Emerging Growth Portfolio (1,011,132 shares, cost
        $14,102,125)                                          $ 15,571,429
       International Equity Portfolio (1,094,533 shares,
        cost $12,968,031)                                       13,145,336
       Balanced Portfolio (1,330,036 shares, cost
        $18,150,256)                                            18,607,210
       Income Opportunity Portfolio (2,045,113 shares, cost
        $23,590,436)                                            22,557,601
       Standby Income Portfolio (1,151,627 shares, cost
        $11,526,134)                                            11,516,273

     Select Advisors Portfolios
       Growth & Income Portfolio II (59.548236% beneficial
        interest, cost $24,411,541)                             27,783,480
       Bond Portfolio II(46.030520% beneficial interest,
        cost $10,776,380)                                       11,365,878
                                                              ------------
          Total investments                                    120,547,207
       Accounts receivable from Western-Southern Life
        Assurance Company                                              894
                                                              ------------
               Total net assets                               $120,548,101
                                                              ============

NET ASSETS
  Variable Annuity Contracts                                  $120,547,058
  Retained in the variable account by Western-Southern Life
     Assurance Company                                               1,043
                                                              ------------
               Total net assets                               $120,548,101
                                                              ============

    The accompanying notes are an integral part of the financial statements.

WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 1
Statement of Operations and Changes in Net Assets
For the year ended December 31, 1997
--------------------------------------------------------------------------------

                                                      EMERGING     INTERNATIONAL                   INCOME        STANDBY
                                                       GROWTH         EQUITY        BALANCED     OPPORTUNITY     INCOME
                                         TOTAL       SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                      ------------   -----------   -------------   -----------   -----------   -----------
INCOME:
    Dividends and capital gains       $  5,409,296   $   834,976    $   709,520    $ 1,376,386   $ 2,070,121   $   418,293
    Miscellaneous income (loss)              3,218         3,731          2,880         (2,658)       (3,840)          328
EXPENSES:
    Mortality and expense risk, and
      administrative charge                939,202       122,709        108,285        135,364       179,897       103,640
                                      ------------   -----------    -----------    -----------   -----------   -----------
  Net Investment Income (loss)           4,473,312       715,998        604,115      1,238,364     1,886,384       314,981
                                      ------------   -----------    -----------    -----------   -----------   -----------
  Net change in unrealized
    appreciation (depreciation) on
    investments                          4,261,510     1,424,333         71,338        292,397    (1,073,439)      (10,274)
  Realized gain (loss) on
    investments                            735,060       360,604        196,132         25,029       154,273          (978)
                                      ------------   -----------    -----------    -----------   -----------   -----------
Net realized and unrealized gain
  (loss) on investments                  4,996,570     1,784,937        267,470        317,426      (919,166)      (11,252)
                                      ------------   -----------    -----------    -----------   -----------   -----------
Net increase in net assets resulting
  from operations                        9,469,882     2,500,935        871,585      1,555,790       967,218       303,729
                                      ------------   -----------    -----------    -----------   -----------   -----------
Contract owners activity:
  Payments received from contract
    owners                              85,891,128     9,661,438      8,570,847     12,652,990    17,117,095    14,114,244
  Net transfers between sub-accounts
    and/or fixed account                   414,133       764,178        877,161      1,086,970      (243,339)   (5,891,834)
  Withdrawals and surrenders            (2,638,983)     (384,782)      (287,848)      (364,055)     (532,734)     (293,869)
  Contract maintenance change              (23,424)       (3,521)        (3,073)        (3,299)       (4,491)       (1,006)
                                      ------------   -----------    -----------    -----------   -----------   -----------
  Net increase from contract
    activity                            83,642,854    10,037,313      9,157,087     13,372,606    16,336,531     7,927,535
                                      ------------   -----------    -----------    -----------   -----------   -----------
Net increase in net assets              93,112,736    12,538,248     10,028,672     14,928,396    17,303,749     8,231,264
Net assets, at beginning of period      27,435,365     3,033,208      3,116,692      3,678,829     5,253,947     3,285,736
                                      ------------   -----------    -----------    -----------   -----------   -----------
Net assets, at end of period          $120,548,101   $15,571,456    $13,145,364    $18,607,225   $22,557,696   $11,517,000
                                      ============   ===========    ===========    ===========   ===========   ===========

                                       GROWTH &
                                       INCOME II      BOND II
                                      SUB-ACCOUNT   SUB-ACCOUNT
                                      -----------   -----------
INCOME:
    Dividends and capital gains       $   --        $   --
    Miscellaneous income (loss)             3,168          (391)
EXPENSES:
    Mortality and expense risk, and
      administrative charge               207,267        82,040
                                      -----------   -----------
  Net Investment Income (loss)           (204,099)      (82,431)
                                      -----------   -----------
  Net change in unrealized
    appreciation (depreciation) on
    investments                         3,058,688       498,467
  Realized gain (loss) on
    investments                           --            --
                                      -----------   -----------
Net realized and unrealized gain
  (loss) on investments                 3,058,688       498,467
                                      -----------   -----------
Net increase in net assets resulting
  from operations                       2,854,589       416,036
                                      -----------   -----------
Contract owners activity:
  Payments received from contract
    owners                             17,225,945     6,548,569
  Net transfers between sub-accounts
    and/or fixed account                1,881,077     1,939,920
  Withdrawals and surrenders             (560,767)     (214,928)
  Contract maintenance change              (6,180)       (1,854)
                                      -----------   -----------
  Net increase from contract
    activity                           18,540,075     8,271,707
                                      -----------   -----------
Net increase in net assets             21,394,664     8,687,743
Net assets, at beginning of period      6,388,817     2,678,136
                                      -----------   -----------
Net assets, at end of period          $27,783,481   $11,365,879
                                      ===========   ===========



Statement of Operations and Changes in Net Assets
For the year ended December 31, 1996
--------------------------------------------------------------------------------

                                                        EMERGING     INTERNATIONAL                   INCOME        STANDBY
                                                         GROWTH         EQUITY        BALANCED     OPPORTUNITY     INCOME
                                            TOTAL      SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                         -----------   -----------   -------------   -----------   -----------   -----------
INCOME:
    Dividends and capital gains          $   632,218   $   78,087      $   19,427    $  106,100    $  359,226    $    69,378
    Miscellaneous income (loss)               11,618        1,457            (196)        1,531           840            334
EXPENSES:
    Mortality and expense risk, and
      administrative charge                  139,808       15,425          16,207        19,935        22,201         18,034
                                         -----------   ----------      ----------    ----------    ----------    -----------
  Net Investment Income (loss)               504,028       64,119           3,024        87,696       337,865         51,678
                                         -----------   ----------      ----------    ----------    ----------    -----------
  Net change in unrealized appreciation
    (depreciation) on investments            736,735       51,240         103,391       182,124        34,430            304
  Realized gain (loss) on investments         55,105       14,060          25,572         3,877        12,639         (1,043)
                                         -----------   ----------      ----------    ----------    ----------    -----------
Net realized and unrealized gain (loss)
  on investments                             791,840       65,300         128,963       186,001        47,069           (739)
                                         -----------   ----------      ----------    ----------    ----------    -----------
Net increase in net assets resulting
  from operations                          1,295,868      129,419         131,987       273,697       384,934         50,939
                                         -----------   ----------      ----------    ----------    ----------    -----------
Contract owners activity:
  Payments received from contract
    owners                                24,271,995    2,915,558       2,950,701     3,035,487     3,973,450      3,946,882
  Net transfers between sub-accounts
    and/or fixed account                     (51,686)    (166,332)       (120,369)       47,771       672,000     (1,138,789)
  Withdrawals and surrenders                (147,317)     (20,170)        (21,168)      (17,803)      (26,742)       (16,705)
  Contract maintenance change                 (1,706)        (249)           (163)         (256)         (188)          (134)
                                         -----------   ----------      ----------    ----------    ----------    -----------
  Net increase from contract activity     24,071,286    2,728,807       2,809,001     3,065,199     4,618,520      2,791,254
                                         -----------   ----------      ----------    ----------    ----------    -----------
Net increase in net assets                25,367,154    2,858,226       2,940,988     3,338,896     5,003,454      2,842,193
Net assets, at beginning of period         2,068,211      174,982         175,704       339,933       250,493        443,543
                                         -----------   ----------      ----------    ----------    ----------    -----------
Net assets, at end of period             $27,435,365   $3,033,208      $3,116,692    $3,678,829    $5,253,947    $ 3,285,736
                                         ===========   ==========      ==========    ==========    ==========    ===========

                                          GROWTH &
                                          INCOME II      BOND II
                                         SUB-ACCOUNT   SUB-ACCOUNT
                                         -----------   -----------
INCOME:
    Dividends and capital gains          $   --        $   --
    Miscellaneous income (loss)               6,979           673
EXPENSES:
    Mortality and expense risk, and
      administrative charge                  31,803        16,203
                                         ----------    ----------
  Net Investment Income (loss)              (24,824)      (15,530)
                                         ----------    ----------
  Net change in unrealized appreciation
    (depreciation) on investments           288,509        76,737
  Realized gain (loss) on investments
                                         ----------    ----------
Net realized and unrealized gain (loss)
  on investments                            288,509        76,737
                                         ----------    ----------
Net increase in net assets resulting
  from operations                           263,685        61,207
                                         ----------    ----------
Contract owners activity:
  Payments received from contract
    owners                                5,241,129     2,208,788
  Net transfers between sub-accounts
    and/or fixed account                    555,914        98,119
  Withdrawals and surrenders                (29,858)      (14,871)
  Contract maintenance change                  (538)         (178)
                                         ----------    ----------
  Net increase from contract activity     5,766,647     2,291,858
                                         ----------    ----------
Net increase in net assets                6,030,332     2,353,065
Net assets, at beginning of period          358,485       325,071
                                         ----------    ----------
Net assets, at end of period             $6,388,817    $2,678,136
                                         ==========    ==========

    The accompanying notes are an integral part of the financial statements.

WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 1
Notes to Financial Statements
--------------------------------------------------------------------------------
1.  ORGANIZATION

     Western-Southern Life Assurance Company Separate Account 1 (the "Account") is a unit investment trust registered under the Investment Company Act of 1940 (the "1940 Act"), established by the Western-Southern Life Assurance Company (the "Company"), a life insurance company which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company ("Western & Southern"). The Account is a funding vehicle for individual variable annuity contracts and commenced operations on February 23, 1995.

     The variable annuity contracts are designed for individual investors and group plans that desire to accumulate capital on a tax-deferred basis for retirement or other long-term objectives. The variable annuity contracts are distributed across the United States through a network of broker-dealers and wholesalers.

2.  SIGNIFICANT ACCOUNTING POLICIES

     The Account has seven investment sub-accounts each of which invests in the corresponding portfolio (a "Portfolio") of Select Advisors Variable Insurance Trust or of Select Advisers Portfolios, each of which is an open-ended diversified management investment company. The sub-accounts' values fluctuate on a day to day basis depending on the investment performance of the Portfolio in which each sub-account is invested. A contractholder may also allocate funds to the Fixed Account, which is part of the general account of the Company. Due to exemptive and exclusionary provisions, interest in the Fixed Account have not been registered under the Securities Act of 1933 (the "1933 Act") and the Company's general account has not been registered as an investment company under the 1940 Act. Sub-account transactions are recorded on the trade date and income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of specific identification.

     Upon annuitization, the contract assets are transferred to the general account of the Company. Accordingly, contract reserves are recorded by the Company. See the related prospectus for a more detailed understanding of the annuity contracts.

3.  CONTRACT CHARGES

     Certain deductions for administrative and risk charges are deducted from the contract value, in order to compensate the Company for administrative expenses and for the assumption of mortality and expense risks. These charges are made daily at an annual effective rate of 1.35%.

     The Company also deducts an annual contract maintenance charge from the contract value on each contract anniversary and upon any full surrender. The contract maintenance charge is $35 for the first ten Contract Years and the lesser of (a) $35 or (b) 0.17% of the Contract Value after the tenth Contract Anniversary.

     Since no deduction for a sales charge is made from the payments received from contract owners, a surrender charge is imposed on certain surrenders and partial withdrawals to cover expenses relating to promotion, sale and distribution of the contracts. The surrender charge is assessed on each redemption, except for certain amounts excluded from charges under the contract. This charge ranges from 7% to 0% depending on the number of years since the payment was received.

4.  USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

5.  TAXES

     The Account is not taxed separately because the operations of the Account are part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Account.

WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 1
Notes to Financial Statements
--------------------------------------------------------------------------------

6.  PURCHASES AND SALES OF INVESTMENTS

     The following table shows aggregate cost of shares and beneficial interests of the portfolios purchased and proceeds from shares and beneficial interests of the portfolios sold by the corresponding sub-accounts for the period January 1, 1997 to December 31, 1997.

                                              PURCHASES       SALES
                                             -----------    ----------
Select Advisors Variable Insurance Trust
  Emerging Growth Portfolio                  $13,170,887    $2,417,682
  International Equity Portfolio              10,972,885     1,211,737
  Balanced Portfolio                          14,823,266       212,387
  Income Opportunity Portfolio                20,215,886     1,993,295
  Standby Income Portfolio                    17,107,511     8,865,373
Select Advisors Portfolio
  Growth & Income Portfolio II                20,562,741     2,226,763
  Bond Portfolio II                            8,565,550       376,274

7.  UNIT VALUES

     The following table shows a summary of units outstanding for variable annuity contracts for the period January 1, 1997 to December 31, 1997.

                                                                    TRANSFERS
                                BEGINNING     UNITS      UNITS     BETWEEN SUB-    ENDING        UNIT         ENDING
                                  UNIT      PURCHASED   REDEEMED     ACCOUNTS       UNITS       VALUE         VALUE
                                ---------   ---------   --------   ------------   ---------   ----------   ------------
Emerging Growth Sub-account      236,639      658,639   (24,977)       50,785       921,086   16.905544    $ 15,571,456
International Equity
  Sub-account                    252,346      636,140   (21,290)       72,784       939,980   13.984724      13,145,364
Balanced Sub-account             266,916      839,471   (24,039)       71,219     1,153,567   16.130170      18,607,225
Income Opportunity Sub-account   334,062    1,008,989   (31,392)      (15,333)    1,296,326   17.401250      22,557,696
Standby Income Sub-account       306,751    1,291,272   (26,966)     (537,276)    1,033,781   11.140654      11,517,000
Growth & Income Sub-account      451,141    1,129,801   (36,756)      114,534     1,658,720   16.749955      27,783,481
Bond Sub-account                 235,025      557,735   (18,397)      162,068       936,431   12.137441      11,365,879
                                                                                                           ------------
                                                                                                           $120,548,101
                                                                                                           ============

WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 1
Supplementary Information-selected Per Unit Data and Ratios
(Selected data for a share of accumulation unit outstanding throughout each year)
--------------------------------------------------------------------------------

                                 EMERGING     INTERNATIONAL                   INCOME        STANDBY      GROWTH &
                                  GROWTH         EQUITY        BALANCED     OPPORTUNITY     INCOME       INCOME II      BOND II
                                SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                -----------   -------------   -----------   -----------   -----------   -----------   -----------
FOR THE YEAR ENDED
  DECEMBER 31, 1997
Per share data
  Investment income             $ 0.914814      $ 0.759815    $ 1.297872    $ 2.211330    $ 0.586459    $   --        $   --
  Expenses                        0.197048        0.179407      0.200630      0.227065      0.146437      0.204446      0.156956
                                ----------      ----------    ----------    ----------    ----------    ----------    ----------
Investment income-net             0.717766        0.580408      1.097242      1.984265      0.440022     (0.204446)    (0.156956)
Net realized and unrealizable
  gain (loss) on investments      3.369931        1.053431      1.250190     (0.310492)    (0.010786)     2.792923      0.899266
                                ----------      ----------    ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net
  asset value                     4.087697        1.633839      2.347432      1.673773      0.429236      2.588477      0.742310
  Beginning of year              12.817847       12.350885     13.782738     15.727477     10.711418     14.161478     11.395131
                                ----------      ----------    ----------    ----------    ----------    ----------    ----------
  End of year                   $16.905544      $13.984724    $16.130170    $17.401250    $11.140654    $16.749955    $12.137441
                                ==========      ==========    ==========    ==========    ==========    ==========    ==========
Ratios
  Ratio of operating expense
    to average net assets(%)          1.32%           1.33%         1.21%         1.29%         1.40%         1.21%         1.17%
  Ratio of investment
    income-net to average net
    assets(%)                         7.70%           7.43%        11.11%        13.57%         4.26%        -1.19%        -1.17%

FOR THE YEAR ENDED
  DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------------------------------------
Per share data
  Investment income             $ 0.334587      $ 0.083236    $ 0.564184    $ 1.961352    $ 0.546191    $   --        $   --
  Expenses                        0.165347        0.159808      0.170051      0.189796      0.141698      0.181541      0.149925
                                ----------      ----------    ----------    ----------    ----------    ----------    ----------
Investment income-net             0.169240       (0.076572)     0.394133      1.771556      0.404493     (0.181541)    (0.149925)
Net realized and unrealizable
  gain (loss)                     0.961438        1.196627      1.425763      1.440778     (0.010269)     1.852780      0.282532
                                ----------      ----------    ----------    ----------    ----------    ----------    ----------
Net increase in net asset
  value                           1.130678        1.120055      1.819896      3.212334      0.394224      1.671239      0.132607
  Beginning of year              11.687169       11.230830     11.962842     12.515143     10.317194     12.490239     11.262524
                                ----------      ----------    ----------    ----------    ----------    ----------    ----------
  End of year                   $12.817847      $12.350885    $13.782738    $15.727477    $10.711418    $14.161478    $11.395131
                                ==========      ==========    ==========    ==========    ==========    ==========    ==========
Ratios
  Ratio of operating expense
    to average net assets(%)          0.96%           0.98%         0.99%         0.81%         0.97%         0.94%         1.08%
  Ratio of investment
    income-net to average net
    assets(%)                         4.00%           0.18%         4.36%        12.28%         2.77%        (0.74)%       (1.03)%

The above information has been prepared using daily weighted-average units outstanding.

    The accompanying notes are an integral part of the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Contractholders and Board of
Directors of Western-Southern Life
Assurance Company

We have audited the accompanying statement of net assets of Western-Southern Life Assurance Company Separate Account 1 as of December 31, 1997, and the related statements of operations, changes in net assets and selected per unit data and ratios for the years ended December 31, 1997 and 1996. These financial statements and per unit data and ratios are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of Western-Southern Life Assurance Company Separate Account 1 as of December 31, 1997, the results of operations, the changes in its net assets and the selected per unit data and ratios for the years ended December 31, 1997 and 1996 in conformity with generally accepted accounting principles.


/s/ Coopers & Lybrand L.L.P.

Cincinnati, Ohio
January 16, 1998

                     WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
                               SEPARATE ACCOUNT 1


                       FLEXIBLE PURCHASE PAYMENT DEFERRED
                           VARIABLE ANNUITY CONTRACTS


                          ----------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 1998

                          ----------------------------


         This Statement of Additional Information is not a prospectus, but contains information in addition to that set forth in the current prospectus dated May 1, 1998 (the "PROSPECTUS") for certain variable annuity contracts ("CONTRACTS") offered by Western-Southern Life Assurance Company (the "COMPANY") through its Separate Account 1 ("SEPARATE ACCOUNT 1"), and should be read in conjunction with the Prospectus. Unless otherwise noted, the terms used in this Statement of Additional Information have the same meanings as those set forth in the Prospectus.



         A copy of the Prospectus may be obtained by calling the Touchstone Variable Annuity Service Center at 1-800-669-2796 (press 2) or by written request to the Company at P.O. Box 2850, Cincinnati, Ohio 45201-2850.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


PART I - DISCUSSION REGARDING THE VARIABLE ANNUITY CONTRACTS..............................................1
         General..........................................................................................1
         Safekeeping of Assets............................................................................1
         Distribution of the Contracts....................................................................1
         Sub-Account Performance..........................................................................2
         Fixed Annuity Income Payments....................................................................4
         Independent Accountants..........................................................................4

PART II - DISCUSSION REGARDING THE SELECT ADVISORS PORTFOLIOS.............................................4

SUMMARY...................................................................................................4

INVESTMENT OBJECTIVES, TECHNIQUES, POLICIES AND RESTRICTIONS..............................................5

INVESTMENT OBJECTIVES.....................................................................................5

INVESTMENT TECHNIQUES.....................................................................................5
         Certificates of Deposit and Bankers' Acceptances.................................................5
         Commercial Paper.................................................................................6
         Lower-Rated Debt Securities......................................................................6
         Illiquid Securities..............................................................................6
         Foreign Securities:  Special Considerations Concerning Eastern Europe............................7
         Lending Portfolio Securities.....................................................................8
         Futures Contracts and Options on Futures Contracts...............................................8
                  General.................................................................................8
                  Futures Contracts.......................................................................8
                  Options on Futures Contracts............................................................10
                  Options on Foreign Currencies...........................................................11
                  Additional Risks of Options on Futures Contracts, Forward
                           Contracts and Options on Foreign Currencies....................................12
         Options on Securities............................................................................13
         Options on Securities Indexes....................................................................15
         Forward Currency Contracts.......................................................................16
         Rating Services..................................................................................17

INVESTMENT RESTRICTIONS...................................................................................17
         Fundamental Policies.............................................................................18
         Additional Restrictions..........................................................................19

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS..........................................................21

VALUATION OF SECURITIES AND REDEMPTION IN KIND............................................................23

MANAGEMENT OF THE SA TRUST................................................................................25
         Trustees of the SA Trust.........................................................................25

         Officers of the SA Trust.........................................................................25
         Trustee Compensation Table.......................................................................27
         Advisor, Portfolio Advisors, Administrator and Sponsor...........................................27
                  Advisor.................................................................................27
                  Portfolio Advisors......................................................................28
                  Administrator, Custodian and Fund Accounting Agent......................................28
                  Sponsor.................................................................................29
         Counsel and Independent Accountants..............................................................30

ORGANIZATION OF THE SA TRUST..............................................................................30

TAXATION..................................................................................................30
         Taxation of the Portfolios.......................................................................30
         Sub-Account Diversification......................................................................30

FINANCIAL STATEMENTS......................................................................................31

PART I - DISCUSSION REGARDING THE VARIABLE ANNUITY CONTRACTS

GENERAL

         Except as otherwise indicated herein, all capitalized terms shall have the meanings assigned to them in the Prospectus.

         The Company is subject to regulation by the Ohio Department of Insurance, which periodically examines its financial condition and operations. The Company also is subject to the insurance laws and regulations of all jurisdictions in which it offers Contracts. Copies of the Contract have been filed with, and, where required, approved by insurance regulators in those jurisdictions. The Company must submit annual statements of its operations, including financial statements, to such state insurance regulators so that they may determine solvency and compliance with applicable state insurance laws and regulations.

         The Company and Separate Account 1 have filed a Registration Statement regarding the Contracts with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933. The Prospectus and this Statement of Additional Information do not contain all of the information in the Registration Statement.

SAFEKEEPING OF ASSETS

         The assets of Separate Account 1 are held by the Company, separate from the Company's general account assets and any other separate accounts that the Company has or will establish. The Company maintains records of all purchases and redemptions of the interests in the Portfolios held by the Sub-Accounts. The Company maintains fidelity bond coverage for the acts of its officers and employees.

DISTRIBUTION OF THE CONTRACTS

         As disclosed in the Prospectus, the Contracts are distributed through Touchstone Securities, Inc. (the "DISTRIBUTOR"), which is a wholly-owned subsidiary of IFS Financial Services, Inc.

("IFS"). IFS is a wholly-owned subsidiary of the Company. The Distributor is a member of the National Association of Securities Dealers, Inc. The offering of the Contracts is continuous, and the Company does not anticipate discontinuing offering the Contracts, although it reserves the right to do so.

         Sales commissions attributable to the Contracts and paid by the Company to the Distributor and amounts retained by the Distributor are shown below for the periods indicated.


                                                                         Amounts Retained by
     Period                                    Sales Commissions Paid        Distributor
     ------------------------------------------------------------------------------------------
     For the period from February 23, 1995 to      $  159,807               $   26,967
     December 31, 1995

     For the year ended December 31, 1996          $1,902,186               $  305,688

     For the year ended December 31, 1997          $7,686,342               $  790,452


SUB-ACCOUNT PERFORMANCE

         The performance of the Sub-Accounts may be quoted or advertised by the Company in various ways. All performance information supplied by the Company in advertising is based upon historical results of the Sub-Accounts and the Portfolios and is not intended to indicate future performance of either one. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration. The value of an Accumulation Unit and total returns fluctuate in response to market conditions, interest rates and other factors.

         Average annual total returns are calculated by determining the average annual compounded rates of return over one, five and ten year periods (or since commencement of operations) that would equate an initial hypothetical investment to the ending redeemable value according to the following formula:

         P (1 + T)[to the power of N] = ERV where:

                P     =    a hypothetical initial Purchase Payment of $1,000
                T     =    average annual total return
                n     =    number of years and/or portion of a year
                ERV   =    ending redeemable value of a hypothetical initial Purchase Payment of $1,000 at the end of the applicable period

The following table sets forth the type of total return data for each of the Sub-Accounts that will be used in advertising, in each case for the period ended December 31, 1997.

TYPE OF         EMERGING      INTERNATIONAL  INCOME          GROWTH &                                      STANDBY
PERFORMANCE     GROWTH        EQUITY         OPPORTUNITY     INCOME         BALANCED       BOND            INCOME
Data            Sub-Account   Sub-Account    Sub-Account     Sub-Account    Sub-Account    Sub-Account     Sub-Account

Total Return     21.39%          2.73%          0.14%           7.78%         6.53%          -3.99%        -6.49%
For Year

Total Return     31.89%         13.23%         10.64%          18.28%        17.03%           6.51%         4.01%
For Year
Measured by
Change In
Accumulation
Unit Value **

Average          15.12%          7.24%         16.35%          14.73%        13.13%           1.60%        -1.73%
Annual Total
Return Since
Inception*

Total Return     69.06%         39.85%         74.01%          67.50%        61.30%          21.37%        11.41%
Since
Inception
Measured By
Change In
Accumulation
Unit Value**

*    Based on a period beginning February 28, 1995.

** Calculated by determining the change in the Accumulation Unit Value from the beginning of the period to the end of the period and dividing such amount by the Accumulation Unit Value at the end of the period.


         While average annual total returns are convenient means of comparing investment alternatives, investors should realize that any Sub-Account's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of any Sub-Account.

         Average annual total return is calculated as required by applicable regulations. In addition to average annual total returns, a Sub-Account may quote cumulative total returns reflecting the simple change in value of any investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount.

         "Total return" or "average annual total return" quoted in advertising reflects all aspects of a Sub-Account's return, including the effect of reinvestment by the Sub-Account of Portfolio income and capital gain distributions and any change in the Sub-Account's value over the applicable period. Such quotations reflect Contract Maintenance, Contract Administration and Mortality and Expense Risk Charges. Since the Contract is intended as a long-term investment, total return calculations will assume that no partial withdrawals from the hypothetical Contract occurred during the applicable period, but that a Surrender Charge would be incurred upon the hypothetical withdrawal at the end of the applicable period.

         Any total return quotation provided for a Sub-Account should not be considered as representative of the performance of the Sub-Account in the future, since the net asset value will vary based not only on the type, quality and maturities of the securities held in the corresponding Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the

Sub-Account and the corresponding Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Sub-Account to total returns published for other investment companies or other investment vehicles.

         The Company may advertise examples of the effects of dollar cost averaging, whereby an Owner periodically invests a fixed dollar amount in a Sub-Account, thereby purchasing fewer Accumulation Units when prices are high and more Accumulation Units when prices are low. While such a strategy does not assure a profit nor guard against a loss in a declining market, the Owner's average cost per Accumulation Unit can be lower than if fixed numbers of Accumulation Units had been purchased at the same intervals. In evaluating dollar cost averaging, Owners should consider their ability to continue purchasing Accumulation Units during periods of low price levels.

         Performance information for any Sub-Account may be compared, in reports to Owners and in advertising, to stock indices, other variable annuity separate accounts or other products tracked by Lipper Analytical Services, or other widely used independent research firms, which rank variable annuities and investment companies by overall performance, investment objectives and assets. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges and investment management costs.

FIXED ANNUITY INCOME PAYMENTS


         The Contracts provide only for fixed annuity payment options. The amount of such payments is calculated by applying the Surrender Value at annuitization, less any applicable premium tax, to the income payment rates for the income payment option selected. Annuity payments will be the larger of:


         1. the income based on the rates shown in the Contract's Annuity Tables for the income payment option chosen; and

         2. the income calculated by applying the proceeds as a single premium at the Company's current rates in effect on the date of the first annuity payment for the same option.

         Annuity payments under any of the income payment options will not vary in dollar amount and will not be affected by the future investment performance of the Variable Account.

INDEPENDENT ACCOUNTANTS


         The financial statements of Western-Southern Life Assurance Company Separate Account 1 and the financial statements of Western-Southern Life Assurance Company, included in this registration statement and described on pages 31-32, have been included herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.


PART II - DISCUSSION REGARDING THE SELECT ADVISORS PORTFOLIOS

                                     SUMMARY

         Except as otherwise indicated herein, all capitalized terms have the meanings assigned to them in the Prospectus.

          As described in the Prospectus, each Sub-Account seeks to achieve its investment objectives by investing all the investable assets of the Sub-Account in a diversified open-end management investment company having the same investment objectives as such Sub-Account. These investment companies are, respectively, Emerging Growth Portfolio, International Equity Portfolio, Income Opportunity Portfolio, Value Plus Portfolio, Growth & Income Portfolio, Balanced Portfolio, Bond Portfolio and Standby Income Portfolio (each a "PORTFOLIO" or, collectively, the "PORTFOLIOS"). Detailed information regarding the Emerging Growth, International Equity, Income Opportunity Value Plus, Balanced and Standby Income Portfolios (the "VIT PORTFOLIOS") is contained in the separate prospectus of the Select Advisors Variable Insurance Trust (the "VI TRUST") that accompanies the Prospectus. Detailed information regarding the Growth & Income Portfolio and the Bond Portfolio (the "SAT PORTFOLIOS") is contained in Part II of the Prospectus and this Statement of Additional Information.


         As disclosed in the Prospectus, Touchstone Advisors, Inc. (the "ADVISOR") is the investment advisor of each Portfolio, and the specific investments of each Portfolio are managed on a day-to-day basis by their respective portfolio advisors (collectively, the "PORTFOLIO ADVISORS"). Investors Bank & Trust Company ("INVESTORS BANK" or the "ADMINISTRATOR") serves as administrator and fund accounting agent to each Portfolio.

          INVESTMENT OBJECTIVES, TECHNIQUES, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVES

         The investment objective(s) of each Sub-Account is described in the Prospectus. There can be no assurance that any Sub-Account will achieve its investment objective(s). See THE VI TRUST AND THE SA TRUST in the Prospectus.

                              INVESTMENT TECHNIQUES

         Since the investment characteristics of each Sub-Account will correspond directly to those of the corresponding SAT Portfolio, the following is a discussion of certain investments of and techniques employed by the SAT Portfolios.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

         Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COMMERCIAL PAPER

         Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         For a description of commercial paper ratings, see the Appendix.

LOWER-RATED DEBT SECURITIES

         While the market for high yield corporate debt securities (commonly known as "junk bonds") has been in existence for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield, high risk bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels.


         The market for junk bonds may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, such lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees of the SA Trust, including the use of outside pricing services. Judgment plays a greater role in valuing high yield, high risk corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.


         In considering investments for the Portfolio, the Portfolio Advisor will attempt to identify those issuers of high yielding debt securities ("junk bonds") whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Portfolio Advisor's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

         A Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Portfolio.

         For a description of bond ratings, see the Appendix to the Prospectus.

ILLIQUID SECURITIES

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 ACT"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as "private placements" or "restricted securities" and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Portfolio might not be able to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Portfolio might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

         The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Advisor and each Portfolio Advisor anticipate that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         Each Portfolio Advisor will monitor the liquidity of Rule 144A securities in the respective Portfolio's portfolio under the supervision of the SA Trust's Board of Trustees. In reaching liquidity decisions, each Portfolio Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

FOREIGN SECURITIES:  SPECIAL CONSIDERATIONS CONCERNING EASTERN EUROPE

         Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) potentially less social, political and economic stability;
(ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Portfolios' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the Commonwealth of Independent States.

         So long as the Communist Party continues to exercise a significant or, in some cases, dominant role in Eastern European countries investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The former communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future at the hands of either an existing non-communist regime or upon the return to power of the Communist Party. In the event of such expropriation, a Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the interests of a Portfolio's shareholders.

LENDING PORTFOLIO SECURITIES

         By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities loaned, including accrued interest, rises above the value of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         GENERAL

         The successful use of futures contracts and options on futures contracts draws upon the Portfolio Advisor's skill and experience with respect to such instruments and usually depends on the Portfolio Advisor's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, an SAT Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         FUTURES CONTRACTS

         An SAT Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. An SAT Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury bonds, Treasury Notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities and three-month U.S. Treasury bills. An SAT Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

         At the same time a futures contract is purchased or sold, the SAT Portfolio must allocate cash or securities as a deposit payment ("INITIAL DEPOSIT"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the SAT Portfolio will incur brokerage fees when it purchases or sells futures contracts.

         The purpose of the acquisition or sale of a futures contract, in the case of an SAT Portfolio which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, an SAT Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. When a Portfolio enters into a futures contract for any purpose, the Portfolio will establish a segregated account with the Portfolio's custodian to collateralize or "cover" the Portfolio's obligation consisting of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Portfolio Advisor may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although each applicable Portfolio Advisor believes that use of such contracts will benefit the respective Portfolio, if the Portfolio Advisor's investment judgment about the general direction of interest rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if an SAT Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. An SAT Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

         OPTIONS ON FUTURES CONTRACTS

         Each SAT Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when an SAT Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, an SAT Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon


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exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

         The amount of risk an SAT Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         An SAT Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio would exceed 5% of the market value of the total assets of the Portfolio.

         OPTIONS ON FOREIGN CURRENCIES

         Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, an SAT Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         Options on foreign currencies may be written for the same types of hedging purposes. For example, where an SAT Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will


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

most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the SAT Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         Each SAT Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and liquid securities in a segregated account with its custodian.

         Each SAT Portfolio also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

         ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

         Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

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

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transaction. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting an SAT Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery or currency, the fixing of dollar settlement prices or prohibitions on exercise.

         As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. An SAT Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

OPTIONS ON SECURITIES

         The SAT Portfolios may write (sell), to a limited extent, only covered call and put options ("COVERED OPTIONS") in an attempt to increase income. However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

         When an SAT Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "EXERCISE PRICE") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the SAT Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("NET PREMIUM"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

         When an SAT Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the SAT Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

         An SAT Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

         When an SAT Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the SAT Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

         When an SAT Portfolio writes a call option, it will "cover" its obligation by segregating the underlying security on the books of the Portfolio's custodian or by placing liquid securities in a segregated account at the Portfolio's custodian. When an SAT Portfolio writes a put option, it will "cover" its obligation by placing liquid securities in a segregated account at the Portfolio's custodian.

         An SAT Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value

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

of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         An SAT Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("PROTECTIVE PUTS") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the SAT Portfolio's portfolio securities. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

         Each SAT Portfolio has adopted certain other nonfundamental policies concerning option transactions which are discussed below. The Portfolio's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "CODE"), for qualification as a regulated investment company.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         An SAT Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Portfolio Advisor will monitor the creditworthiness of dealers with whom a Portfolio enters into such options transactions under the general supervision of the Board of Trustees.

OPTIONS ON SECURITIES INDEXES

         Options on securities indexes give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.


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

Such options will be used for the purposes described above under "Options on Securities" or, to the extent allowed by law, as a substitute for investment in individual securities.

         Options on securities indexes entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indexes is more likely to occur, although the SAT Portfolio generally will only purchase or write such an option if the Portfolio Advisor believes the option can be closed out.

         Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. An SAT Portfolio will not purchase such options unless the Advisor and the respective Portfolio Advisor each believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         Price movements in an SAT Portfolio's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Portfolio Advisor may be forced to liquidate portfolio securities to meet settlement obligations.

         When a Portfolio writes a put or call option on a securities index it will cover the position by placing liquid securities in a segregated asset account with the Portfolio's custodian.

FORWARD CURRENCY CONTRACTS

         Because, when investing in foreign securities, a Portfolio buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Portfolios from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

         A forward currency contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. Each SAT Portfolio maintains with its custodian a segregated account of liquid securities in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         An SAT Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into a Portfolio Advisor's long-term investment decisions, an SAT Portfolio will not routinely enter into foreign currency hedging transactions with respect to security transactions. However, the Portfolio Advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in a Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event the SAT Portfolio's ability to utilize forward currency contracts in the manner set forth in the Prospectus may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject a Portfolio to certain risks.

         The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into forward currency contracts at attractive prices and this will limit the SAT Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

RATING SERVICES

         The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Portfolio Advisors also make their own evaluation of these securities, subject to review by the Board of Trustees of the SA Trust. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Portfolio to eliminate the obligation from its portfolio, but a Portfolio Advisor will consider such an event in its determination of whether a Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Funds' Prospectuses is set forth in the Appendix to this Statement of Additional Information.

                             INVESTMENT RESTRICTIONS

         The investment restrictions described below as "fundamental policies" of each SAT Portfolio may not be changed with respect to any Portfolio without the approval of a "majority of the outstanding


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

voting securities" of the SAT Portfolio. "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" under the Investment Company Act of 1940, as amended (the "1940 ACT"), and as used in this Statement of Additional Information and the Prospectus, means, with respect to the Portfolio, the lesser of (i) 67% or more of the outstanding voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Portfolio.

FUNDAMENTAL POLICIES

         The fundamental policies of each SAT Portfolio are described below. No investment restriction of an SAT Portfolio shall prevent a Portfolio from investing all of its assets in an open-end investment company with substantially the same investment objectives).

         1. No SAT Portfolio may borrow money or mortgage or hypothecate assets of the Portfolio, except that, in an amount not to exceed 1/3 of the current value of the Portfolio's net assets, it may borrow money (including through reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below.

         2. No SAT Portfolio may underwrite securities issued by other persons except insofar as the Portfolio may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.

         3. No SAT Portfolio may make loans to other persons except: (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value);
(b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.

         4. The Bond Portfolio may not purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, for its portfolio, real estate acquired as a result of the Portfolio's ownership of securities).

         5. No SAT Portfolio may concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Portfolio's investment objective(s), up to 25% of its total assets may be invested in any one industry.

         6. No SAT Portfolio may issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.
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

         7. No SAT Portfolio may with respect to 75% of its total assets taken at market value, invest in assets other than cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio and to not more than 10% of the outstanding voting securities of such issuer.

         8. The Growth & Income Portfolio may not purchase or sell real estate except that (a) the Portfolio may invest in (i) securities of entities that invest or deal in real estate, mortgages, or interests therein and (ii) securities secured by real estate or interests therein and (b) the Portfolio may hold and sell real estate acquired as a result of the Portfolio's ownership of securities.

         9. The Growth & Income Portfolio may not purchase or sell interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business.

ADDITIONAL RESTRICTIONS

         Neither SAT Portfolio will, as a matter of operating policy (changeable by the respective Board of Trustees without a shareholder vote) (except that no operating policy shall prevent a Portfolio from investing all of its assets in an open-end investment company with substantially the same investment objectives), do any of the following:

         1. borrow money (including through reverse repurchase agreements or forward roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Portfolio may purchase any security while outstanding borrowings exceed 5%;

         2. pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

         3. purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         4. sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

         5. invest for the purpose of exercising control or management;

         6. purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is


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

part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio; provided further that, except in the case of a merger or consolidation, the Portfolio shall not purchase any securities of any open-end investment company unless the Portfolio (1) waives the investment advisory fee, with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

         7. invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued the security) excluding (a) Rule 144A securities determined to be liquid by the Board of Trustees of the SA Trust; and (b) commercial paper that is sold under Section 4(2) of the Securities Act of 1933 which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Board of Trustees of the SA Trust have determined the commercial paper to be liquid; or (ii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Board of Trustees of the SA Trust have determined that the commercial paper is equivalent quality and is liquid);


         8. invest more than 10% of the Portfolio's total assets in securities that are restricted from being sold to the public without registration under the Securities Act of 1933 (other than Rule 144A securities deemed to be liquid by the Trustees of the SA Trust);

         9. purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

         10. make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolios have no current intention to engage in short selling);

         11. purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Portfolio's aggregate investment in such classes of securities will exceed 5% of its total assets;

         12. write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Portfolio's net assets; (c) the securities subject to the exercise of the call written by the Portfolio must be owned by the Portfolio at the time the call is sold and must continue to be owned by the Portfolio until the call has been exercised, has lapsed, or the Portfolio has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Portfolio will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio has purchased a closing put, which is a put of the same series as the one previously written); and

         13. buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's total net assets; and
(c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's total assets.


         Each Portfolio also will comply with the applicable investment limitations found in the laws and regulations of any state in which the corresponding Sub-Account investing in the Portfolio is registered.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

         The Portfolio Advisors for the SAT Portfolios are responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each SAT Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, the Advisor, the Portfolio Advisors or their subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of a Portfolio are frequently placed by the Portfolio

Advisor with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

         The Portfolio Advisors seek to evaluate the overall reasonableness of any brokerage commissions paid through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions. In placing orders for the purchase and sale of securities for a Portfolio, the Portfolio Advisors take into account such factors as price, commission (if any, negotiable in case of national securities exchange transactions), size of order, difficulty of execution and skill required of the executing broker-dealer. The Portfolio Advisors review on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         The Portfolio Advisors are authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for a Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. A Portfolio Advisor may use this research information in managing an SAT Portfolio's assets, as well as the assets of other clients.

         Consistent with the policy stated above, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Board of Trustees may determine, the Portfolio Advisors may consider sales of shares of the SA Trust and of other investment company clients of the Advisor or the Portfolio Advisor as a factor in the selection of broker-dealers to execute portfolio transactions. The Portfolio Advisor will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

         Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

         Although certain research, market and statistical information from brokers and dealers can be useful to a Portfolio and to the corresponding Portfolio Advisor, it is the opinion of the management of the Portfolios that such information is only supplementary to the Portfolio Advisor's own research effort, since the information must still be analyzed, weighed and reviewed by the Portfolio Advisor's staff. Such information may be useful to the Portfolio Advisor in providing services to clients other than the SAT Portfolios, and not all such information is used by the Portfolio Advisor in connection with such Portfolios. Conversely, such information provided to the Portfolio Advisor by brokers and dealers through whom other clients of the Portfolio Advisor effect securities transactions may be useful to the Portfolio Advisor in providing services to the Portfolios.

         In certain instances there may be securities which are suitable for an SAT Portfolio as well as for one or more of the Advisor's other clients, including Portfolios of the SA Trust that are not available to the Sub-Accounts. Investment decisions for a Portfolio and for the Portfolio Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Portfolio is concerned. However, it is believed that the ability of a Portfolio to participate in volume transactions will produce better executions for the Portfolio.


         For the fiscal years ended December 31, 1997, 1996 and 1995, the aggregate brokerage commissions paid by each Portfolio is as follows:

                                         Growth & Income                  Bond
         Year Ended December 31,             Portfolio                  Portfolio
------------------------------------------------------------------------------------------

                 1997                         $125,091                     None

                 1996                         $ 40,690                     None

                 1995                         $ 30,788                     None







                 VALUATION OF SECURITIES AND REDEMPTION IN KIND

         The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the SA Trust. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

         The accounting records of the Portfolios are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies is translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.


         The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

              type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

         To the extent that an SAT Portfolio purchases securities which are restricted as to resale or for which current market quotations are not available, the Portfolio Advisor will value such securities based upon all relevant factors as outlined in FRR 1.

         Each SAT Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the SA Trust or the Portfolio, as the case may be, and valued as they are for purposes of computing the Portfolio's net asset value (a redemption in kind). If payment is made in securities, an investor, including the corresponding Sub-Account, may incur transactions expenses in converting these securities into cash. The SA Trust, on behalf of each Portfolio, has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Portfolio is obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio, as the case may be, at the beginning of the period.


         Each investor in an SAT Portfolio, including the corresponding Sub-Account, may add to or reduce its investment in the Portfolio on each day that the New York Stock Exchange ("NYSE") is open for business. As of the close of regular trading on the NYSE, on each such day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of regular trading on the NYSE on the following day the NYSE is open for trading.

                           MANAGEMENT OF THE SA TRUST

         The Trustees and officers of the SA Trust and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of the SA Trust. The Trustees and officers of the SA Trust also serve in the same positions with the VI Trust and with two affiliated trusts of the SA Trust, the Select Advisors Trust A and Select Advisors Trust C (collectively, the "Fund Complex").

TRUSTEES OF THE SA TRUST


         *EDWARD G. HARNESS, JR., (Age 49), 311 Pike Street, Cincinnati, OH 45202 - - Chairman of the Board of Trustees, President and Chief Executive Officer; Director, President and Chief Executive Officer, Touchstone Advisors, Inc. (since February, 1994); Director and Chief Executive Officer, Touchstone Securities, Inc. (since October, 1991); President, Touchstone Securities, Inc. (since March, 1996); President, IFS Financial Services, Inc. (since January,
1991); President, IFS Systems, Inc. (since August, 1991).

         *WILLIAM J. WILLIAMS, (Age 82), 400 Broadway, Cincinnati, OH 45202 --Trustee; Chairman of the Board of Directors, The Western and Southern Life Insurance Company (since March, 1984); Chief Executive Officer, The Western and Southern Life Insurance Company (from March, 1984 to March, 1994).


         JOSEPH S. STERN, JR., (Age 80), 3 Grandin Place, Cincinnati, OH 45208 -
- Trustee; Retired Professor Emeritus, College of Business, University of Cincinnati.

         PHILLIP R. COX, (Age 50), 105 East Fourth Street, Cincinnati, OH 45202
- - Trustee; President and Chief Executive Officer, Cox Financial Corp. (since
1972); Director, Federal Reserve Bank of Cleveland; Director, Cincinnati Bell Inc.; Director, PNC Bank; Director, Cinergy Corporation; Director, BDM International, Inc.

         ROBERT E. STAUTBERG, (Age 63), 4815 Drake Road, Cincinnati, OH 45243 -
- Trustee; Chairman of the Board of Trustees, Good Samaritan Hospital; Retired Partner and Director, KPMG Peat Marwick.

         DAVID POLLAK, (Age 80), 1313 Kemper Road, Suite 111, Cincinnati, OH 45246 - - Trustee; President, The Ultimate Distributing Company (1986-1993); Director Emeritus, Fifth Third Bank.

OFFICERS OF THE SA TRUST

         EDWARD S. HEENAN, (Age 53) -- Controller; Vice President and Controller, Touchstone Advisors, Inc. (since December, 1993); Director, Controller, Touchstone Securities, Inc. (since October,

1991); Vice President and Comptroller, The Western and Southern Life Insurance Company (since 1987). His address is 400 Broadway, Cincinnati, OH 45202

         JAMES J. VANCE, (Age 36) - Treasurer; Treasurer, The Western and Southern Life Insurance Company (since January, 1994); Corporate Finance Manager, Eastman Kodak Company (June, 1988 to December, 1994). His address is 400 Broadway, Cincinnati, OH 45202

         ANDREW S. JOSEF, (Age 33) -- Secretary; Director, Legal Administration, Investors Bank (since May, 1997); Senior Associate, Sullivan & Worcester LLP (November, 1995 to May, 1997); Associate, Goodwin, Procter & Hoar LLP (January, 1993 to November, 1995); Associate, Simpson, Thacher & Bartlett LLP (prior to January, 1993). His address is 200 Clarendon Street, Boston, MA 02116

         SUSAN C. MOSHER, (age 42) -- Assistant Secretary; Director, Legal Administration, Investors Bank (since August, 1995); Associate Counsel, 440 Financial Group of Worcester, Inc. (January, 1993 to August, 1995). Her address is 200 Clarendon Street, Boston, MA 02116

         KEVIN M. CONNERTY, (age 32) -- Assistant Treasurer; Director, Fund Administration - Reporting and Compliance, Investors Bank (since October, 1992). His address is 200 Clarendon Street, Boston, MA 02116

         PAUL J. JASINSKI, (age 50) -- Assistant Treasurer; Managing Director - Fund Administration, Investors Bank (since July, 1985). His address is 200 Clarendon Street, Boston, MA 02116

         Ms. Mosher and Messrs. Josef, Connerty and Jasinski also hold similar positions for other investment companies for which Investors Bank or an affiliate serves as administrator or principal underwriter.


         No director, officer or employee of the Advisor, the Portfolio Advisors, the Distributor, the Administrator or any of their affiliates will receive any compensation from the SA Trust or the VI Trust for serving as an officer or Trustee of the SA Trust. The Fund Complex pays each Trustee who is not a director, officer or employee of the Advisor, the Portfolio Advisors, the Distributor, the Administrator or any of their affiliates an annual fee of $5,000 plus $1,000 per meeting attended and reimburses them for travel and out-of-pocket expenses. The annual and meeting fees are allocated among the four trusts in proportion to their respective net assets. For the year ended December 31, 1997, the Growth and Income Portfolio incurred $4,975 in Trustee fees and the Bond Portfolio incurred $2,949 in Trustee fees.

TRUSTEE COMPENSATION TABLE


                                     Aggregate Compensation            Total Compensation from the Fund
        Name of Person                    from SA Trust                    Complex Paid to Trustees
  ------------------------------------------------------------------------------------------------------
  Phillip R. Cox                           $3,079.44                              $10,000

  David Pollak                             $3,079.44                              $10,000

  Robert E. Stautberg                      $3,079.44                              $10,000

  Joseph S. Stern, Jr.                     $1,976.63                              $ 6,750

  Edward G. Harness, Jr.                      None                                  none

  William J. Williams                         None                                  none

         As of February 1, 1998, the Trustees and officers of the SA Trust owned in the aggregate less than 1% of the interests of any Portfolio or the SA Trust (all series taken together, including series in which the Sub-Accounts do not invest).


ADVISOR, PORTFOLIO ADVISORS, ADMINISTRATOR AND SPONSOR

         ADVISOR

         The Advisor provides service to each Portfolio of the SA Trust pursuant to an Investment Advisory Agreement with the SA Trust (the "ADVISORY AGREEMENT"). The services provided by the Advisor consist of directing and supervising each Portfolio Advisor, reviewing and evaluating the performance of each Portfolio Advisor and determining whether or not any Portfolio Advisor should be replaced. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. The Advisory Agreement will continue in effect if such continuance is specifically approved at least annually by the Board of Trustees of the SA Trust and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

         The Advisory Agreement is terminable, with respect to a Portfolio, without penalty on not more than 60 days' nor less than 30 days' written notice by the SA Trust, when authorized either by majority vote of the investors in the Portfolio (with the vote of each being in proportion to the amount of their investment) or by a vote of a majority of the Board of Trustees or by the Advisor, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the Advisor nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Portfolios, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

         The Prospectus contains a description of fees payable to the Advisor for services under the Advisory Agreement.

         For the fiscal years ended December 31, 1997, 1996 and 1995 each SAT Portfolio incurred the following investment advisory fees equal on an annual basis to the following percentages of the average daily net assets of the Portfolio.

                     Portfolio             Year        Rate      Amount
                 -------------------------------------------------------------

                 Growth & Income           1997        0.80%    $183,644

                                           1996        0.75%    $127,974

                                           1995        0.75%    $ 88,934

                 Bond                      1997        0.55%    $ 66,023

                                           1996        0.55%    $ 72,116

                                           1995        0.55%    $ 61,568



         For the fiscal years ended December 31, 1997, 1996 and 1995, the Advisor, under the terms of the Sponsor Agreement, reimbursed each SAT Portfolio the amount set forth below.

                     Portfolio                      Year        Amount
                 -------------------------------------------------------------

                  Growth & Income                   1997       $134,442

                                                    1996       $118,296

                                                    1995        $85,300

                  Bond                              1997       $102,119

                                                    1996       $106,315

                                                    1995        $69,754

         PORTFOLIO ADVISORS

         The Advisor has, in turn, entered into a portfolio advisory agreement (each a "PORTFOLIO AGREEMENT") with each Portfolio Advisor selected by the Advisor for a Portfolio. Under the direction of the Advisor and, ultimately, of the Board of Trustees of the SA Trust, each Portfolio Advisor is responsible for making all of the day-to-day investment decisions for the respective Portfolio.

         Each Portfolio Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. Each Portfolio Agreement contains provisions similar to those described above with respect to the Advisory Agreement.

         ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTING AGENT

         Pursuant to Administration and Fund Accounting Agreements, Investors Bank supervises the overall administration of the Trust, including but not limited to, accounting, clerical and bookkeeping services; daily calculation of net asset values; preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations. Investors Bank also provides persons to serve as officers of the Trust. As custodian, Investors Bank holds cash, securities and other assets of the Trust.

         The Trust's Prospectus contains a description of fees payable to Investors Bank for its services as administrator, fund accounting agent and custodian.

         Prior to December 1, 1996, Signature Financial Services, Inc. ("SIGNATURE") served as administrator and fund accounting agent to the Trust.

         Each of the Administration, Fund Accounting and Custodian Agreements (collectively, the "Agreements") provide that neither Investors Bank nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission, except for wilful misfeasance, bad faith or negligence (gross negligence in respect of the Custodian Agreement) in the performance of its or their duties or by reason of disregard (reckless disregard in respect of the Custodian Agreement) of its or their obligations and duties under the Agreements.

         Each Agreement may not be assigned without the consent of the non-assigning party, and may be terminated after its Initial Term, with respect to a Portfolio, without penalty by majority vote of the shareholders of the Portfolio or by either party on not more than 60 days' written notice.

         State Street Bank and Trust Company ("STATE STREET") serves as transfer agent of the Trust pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, State Street maintains the shareholder account records for each Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. State Street may be reimbursed by the Trust for its out-of-pocket expenses.

         For the fiscal years ended December 31, 1997, 1996 and 1995, each SAT Portfolio incurred the following administrative and fund accounting fees, including out-of-pocket expenses.

                     Portfolio                      Year        Amount
                 -------------------------------------------------------------


                     Growth & Income                1997       $79,501

                                                    1996       $56,786

                                                    1995       $46,743

                     Bond                           1997       $79,501

                                                    1996       $56,396

                                                    1995       $47,124

         SPONSOR

         Touchstone Advisors, Inc. serves also (in addition to its services as Advisor to each Portfolio of the SA Trust) as the sponsor ("SPONSOR") of each SAT Portfolio pursuant to a sponsor agreement (the "SPONSOR AGREEMENT"). Under each Sponsor Agreement, the Sponsor provides oversight of the various service providers to each of the SA Trust and the SAT Portfolios, including the Administrator and the Custodian. For its services in this regard, the Sponsor is paid a fee, on an annual basis, equal to 0.20% of the average daily net assets of each Portfolio. The Sponsor Agreement may be terminated by the Sponsor on not less than 30 days prior written notice and by the SA Trust, as to any Portfolio. The Sponsor has advised the SA Trust that it will waive all fees under the Sponsor Agreement through December 31, 1998.

COUNSEL AND INDEPENDENT ACCOUNTANTS

         Frost & Jacobs LLP, 2500 PNC Center, 201 East Fifth Street, Cincinnati, Ohio 45202, serves as counsel to the SA Trust and each SAT Portfolio. Coopers & Lybrand, L.L.P., One Post Office Square, Boston, Massachusetts 02109, acts as independent accountants of the SA Trust and each SAT Portfolio.

                          ORGANIZATION OF THE SA TRUST

         Interests in the SA Trust do not have cumulative voting rights, which means that holders of more than 50% of such interests (which includes the interests held by other investors in the SAT Portfolios (Growth & Income and Bond) and the interests of other investors in Portfolios of the SA Trust that are not available for investment by the Sub-Accounts) voting for the election of Trustees can elect all Trustees. Accordingly, it is unlikely that Owners having Contract Value in the Sub-Accounts that invest in the SAT Portfolios will be able to control the election of any of the Trustees. Matters affecting the SAT Portfolios are generally decided by separate vote of each SAT Portfolio, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

         The SA Trust, in the Portfolios of which all of the assets of the corresponding Sub-Accounts will be invested, is organized as a trust under the laws of the State of New York. Each Sub-Account and other entity investing in an SAT Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of a Sub-Account incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the SA Trust's Trustees believe that no Sub-Account (or any Owner having Contract Value therein) will be adversely affected by reason of the Sub-Account's investing in the corresponding Portfolio.

                                    TAXATION

TAXATION OF THE PORTFOLIOS

         Each of the Portfolios will be classified as a partnership for federal income tax purposes. Furthermore, none of the Portfolios will be a "publicly traded partnership" for purposes of Section 7704 of the Code. Consequently, the Portfolios will not be subject to federal income taxation. Instead, each entity that invests in a Portfolio must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items for the year, without regard to the amount of cash distributions it has received during the year from the Portfolio. Although no Portfolio will be subject to federal income tax, each will file appropriate income tax returns as required by the Code.

SUB-ACCOUNT DIVERSIFICATION

         Each Sub-Account that invests in a Portfolio will be treated as owning a proportionate interest in the assets held by the Portfolio for purposes of determining whether the Sub-Account is adequately diversified within the meaning of Section 817(h) of the Code. The diversification requirement must be satisfied in order for the Contract to be treated as an "annuity contract" under the Code.

                              FINANCIAL STATEMENTS


     The following financial statements for Western-Southern Life Assurance Company Separate Account 1 at and for the fiscal periods indicated are attached hereto:

     1.   Statement of Net Assets as of December 31, 1997.

     2. Statement of Operations and Changes in Net Assets for the years ended December 31, 1997 and 1996.

     3.   Notes to Financial Statements.

     4. Supplementary Information-Selected Per Unit Data and Ratios for the years ended December 31, 1997 and 1996.

     5.   Report of Coopers & Lybrand L.L.P.

     The following financial statements for Western-Southern Life Assurance Company at and for the fiscal periods indicated are attached hereto:

     1.   Report of Coopers & Lybrand L.L.P.

     2.   Consolidated Balance Sheets as of December 31, 1997 and 1996.

     3. Consolidated Statements of Operations for the years ended December 31, 1997, 1996 and 1995.

     4. Consolidated Statements of Changes in Shareholder's Equity for the years ended December 31, 1997, 1996 and 1995.

     5. Consolidated Statements of Cash Flows for the years ended December 31, 1997, 1996 and 1995.

     6.   Notes to Financial Statements.

     The following financial statements for Select Advisor Portfolios (Growth & Income Portfolio and Bond Porfolio) at and for the fiscal periods indicated are incorporated by reference from their current reports to shareholders filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. A copy of each such report will be provided to each person receiving this Statement of Additional Information.

     1.   Schedule of Investments December 31, 1997.

     2.   Statement of Assets and Liabilities December 31, 1997.

     3.   Statement of Operations for the year ended December 31, 1997.

     4. Statement of Changes in Net Assets for the years ended December 31, 1997 and 1996.

     5. Supplementary Data for the years ended December 31, 1997, 1996, 1995 and 1994.

     6.   Notes to Financial Statements.

     7.   Report of Coopers & Lybrand L.L.P.

DISTRIBUTOR

Touchstone Securities, Inc.                            Sub-Accounts
311 Pike Street                                        ------------
Cincinnati, Ohio  45202
(800) 669-2796 (press 3)                               oEmerging Growth
                                                       oInternational Equity
INVESTMENT ADVISOR AND SPONSOR                         oIncome Opportunity
                                                       oValue Plus
Touchstone Advisors, Inc.                              oGrowth & Income
311 Pike Street                                        oBalanced
Cincinnati, Ohio  45202                                oBond
                                                       oStandby Income
TOUCHSTONE VARIABLE ANNUITY SERVICE CENTER

Touchstone Special Markets Service Center
P.O. Box 2850
Cincinnati, Ohio 45201-2850
(800) 669-2796 (press 2)

TRANSFER AGENT

State Street Bank and Trust Company
P.O. Box 8578
Boston, Massachusetts  02266-8518

ADMINISTRATOR, CUSTODIAN
AND FUND ACCOUNTING AGENT

Investors Bank & Trust Company                         STATEMENT OF
200 Clarendon Street                                   ADDITIONAL INFORMATION
Boston, Massachusetts  02116                           May 1, 1998

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
312 Walnut Street
Cincinnati, Ohio  45202

LEGAL COUNSEL

Frost & Jacobs LLP
2500 PNC Center
201 East Fifth Street
Cincinnati, Ohio  45202

WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 1
Statement of Net Assets
As of December 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investments at current market value:
     Select Advisors Variable Insurance Trust
       Emerging Growth Portfolio (1,011,132 shares, cost
        $14,102,125)                                          $ 15,571,429
       International Equity Portfolio (1,094,533 shares,
        cost $12,968,031)                                       13,145,336
       Balanced Portfolio (1,330,036 shares, cost
        $18,150,256)                                            18,607,210
       Income Opportunity Portfolio (2,045,113 shares, cost
        $23,590,436)                                            22,557,601
       Standby Income Portfolio (1,151,627 shares, cost
        $11,526,134)                                            11,516,273

     Select Advisors Portfolios
       Growth & Income Portfolio II (59.548236% beneficial
        interest, cost $24,411,541)                             27,783,480
       Bond Portfolio II(46.030520% beneficial interest,
        cost $10,776,380)                                       11,365,878
                                                              ------------
          Total investments                                    120,547,207
       Accounts receivable from Western-Southern Life
        Assurance Company                                              894
                                                              ------------
               Total net assets                               $120,548,101
                                                              ============

NET ASSETS
  Variable Annuity Contracts                                  $120,547,058
  Retained in the variable account by Western-Southern Life
     Assurance Company                                               1,043
                                                              ------------
               Total net assets                               $120,548,101
                                                              ============

    The accompanying notes are an integral part of the financial statements.

WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 1
Statement of Operations and Changes in Net Assets
For the year ended December 31, 1997
--------------------------------------------------------------------------------

                                                      EMERGING     INTERNATIONAL                   INCOME        STANDBY
                                                       GROWTH         EQUITY        BALANCED     OPPORTUNITY     INCOME
                                         TOTAL       SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                      ------------   -----------   -------------   -----------   -----------   -----------
INCOME:
    Dividends and capital gains       $  5,409,296   $   834,976    $   709,520    $ 1,376,386   $ 2,070,121   $   418,293
    Miscellaneous income (loss)              3,218         3,731          2,880         (2,658)       (3,840)          328
EXPENSES:
    Mortality and expense risk, and
      administrative charge                939,202       122,709        108,285        135,364       179,897       103,640
                                      ------------   -----------    -----------    -----------   -----------   -----------
  Net Investment Income (loss)           4,473,312       715,998        604,115      1,238,364     1,886,384       314,981
                                      ------------   -----------    -----------    -----------   -----------   -----------
  Net change in unrealized
    appreciation (depreciation) on
    investments                          4,261,510     1,424,333         71,338        292,397    (1,073,439)      (10,274)
  Realized gain (loss) on
    investments                            735,060       360,604        196,132         25,029       154,273          (978)
                                      ------------   -----------    -----------    -----------   -----------   -----------
Net realized and unrealized gain
  (loss) on investments                  4,996,570     1,784,937        267,470        317,426      (919,166)      (11,252)
                                      ------------   -----------    -----------    -----------   -----------   -----------
Net increase in net assets resulting
  from operations                        9,469,882     2,500,935        871,585      1,555,790       967,218       303,729
                                      ------------   -----------    -----------    -----------   -----------   -----------
Contract owners activity:
  Payments received from contract
    owners                              85,891,128     9,661,438      8,570,847     12,652,990    17,117,095    14,114,244
  Net transfers between sub-accounts
    and/or fixed account                   414,133       764,178        877,161      1,086,970      (243,339)   (5,891,834)
  Withdrawals and surrenders            (2,638,983)     (384,782)      (287,848)      (364,055)     (532,734)     (293,869)
  Contract maintenance change              (23,424)       (3,521)        (3,073)        (3,299)       (4,491)       (1,006)
                                      ------------   -----------    -----------    -----------   -----------   -----------
  Net increase from contract
    activity                            83,642,854    10,037,313      9,157,087     13,372,606    16,336,531     7,927,535
                                      ------------   -----------    -----------    -----------   -----------   -----------
Net increase in net assets              93,112,736    12,538,248     10,028,672     14,928,396    17,303,749     8,231,264
Net assets, at beginning of period      27,435,365     3,033,208      3,116,692      3,678,829     5,253,947     3,285,736
                                      ------------   -----------    -----------    -----------   -----------   -----------
Net assets, at end of period          $120,548,101   $15,571,456    $13,145,364    $18,607,225   $22,557,696   $11,517,000
                                      ============   ===========    ===========    ===========   ===========   ===========

                                       GROWTH &
                                       INCOME II      BOND II
                                      SUB-ACCOUNT   SUB-ACCOUNT
                                      -----------   -----------
INCOME:
    Dividends and capital gains       $   --        $   --
    Miscellaneous income (loss)             3,168          (391)
EXPENSES:
    Mortality and expense risk, and
      administrative charge               207,267        82,040
                                      -----------   -----------
  Net Investment Income (loss)           (204,099)      (82,431)
                                      -----------   -----------
  Net change in unrealized
    appreciation (depreciation) on
    investments                         3,058,688       498,467
  Realized gain (loss) on
    investments                           --            --
                                      -----------   -----------
Net realized and unrealized gain
  (loss) on investments                 3,058,688       498,467
                                      -----------   -----------
Net increase in net assets resulting
  from operations                       2,854,589       416,036
                                      -----------   -----------
Contract owners activity:
  Payments received from contract
    owners                             17,225,945     6,548,569
  Net transfers between sub-accounts
    and/or fixed account                1,881,077     1,939,920
  Withdrawals and surrenders             (560,767)     (214,928)
  Contract maintenance change              (6,180)       (1,854)
                                      -----------   -----------
  Net increase from contract
    activity                           18,540,075     8,271,707
                                      -----------   -----------
Net increase in net assets             21,394,664     8,687,743
Net assets, at beginning of period      6,388,817     2,678,136
                                      -----------   -----------
Net assets, at end of period          $27,783,481   $11,365,879
                                      ===========   ===========



Statement of Operations and Changes in Net Assets
For the year ended December 31, 1996
--------------------------------------------------------------------------------

                                                        EMERGING     INTERNATIONAL                   INCOME        STANDBY
                                                         GROWTH         EQUITY        BALANCED     OPPORTUNITY     INCOME
                                            TOTAL      SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                         -----------   -----------   -------------   -----------   -----------   -----------
INCOME:
    Dividends and capital gains          $   632,218   $   78,087      $   19,427    $  106,100    $  359,226    $    69,378
    Miscellaneous income (loss)               11,618        1,457            (196)        1,531           840            334
EXPENSES:
    Mortality and expense risk, and
      administrative charge                  139,808       15,425          16,207        19,935        22,201         18,034
                                         -----------   ----------      ----------    ----------    ----------    -----------
  Net Investment Income (loss)               504,028       64,119           3,024        87,696       337,865         51,678
                                         -----------   ----------      ----------    ----------    ----------    -----------
  Net change in unrealized appreciation
    (depreciation) on investments            736,735       51,240         103,391       182,124        34,430            304
  Realized gain (loss) on investments         55,105       14,060          25,572         3,877        12,639         (1,043)
                                         -----------   ----------      ----------    ----------    ----------    -----------
Net realized and unrealized gain (loss)
  on investments                             791,840       65,300         128,963       186,001        47,069           (739)
                                         -----------   ----------      ----------    ----------    ----------    -----------
Net increase in net assets resulting
  from operations                          1,295,868      129,419         131,987       273,697       384,934         50,939
                                         -----------   ----------      ----------    ----------    ----------    -----------
Contract owners activity:
  Payments received from contract
    owners                                24,271,995    2,915,558       2,950,701     3,035,487     3,973,450      3,946,882
  Net transfers between sub-accounts
    and/or fixed account                     (51,686)    (166,332)       (120,369)       47,771       672,000     (1,138,789)
  Withdrawals and surrenders                (147,317)     (20,170)        (21,168)      (17,803)      (26,742)       (16,705)
  Contract maintenance change                 (1,706)        (249)           (163)         (256)         (188)          (134)
                                         -----------   ----------      ----------    ----------    ----------    -----------
  Net increase from contract activity     24,071,286    2,728,807       2,809,001     3,065,199     4,618,520      2,791,254
                                         -----------   ----------      ----------    ----------    ----------    -----------
Net increase in net assets                25,367,154    2,858,226       2,940,988     3,338,896     5,003,454      2,842,193
Net assets, at beginning of period         2,068,211      174,982         175,704       339,933       250,493        443,543
                                         -----------   ----------      ----------    ----------    ----------    -----------
Net assets, at end of period             $27,435,365   $3,033,208      $3,116,692    $3,678,829    $5,253,947    $ 3,285,736
                                         ===========   ==========      ==========    ==========    ==========    ===========

                                          GROWTH &
                                          INCOME II      BOND II
                                         SUB-ACCOUNT   SUB-ACCOUNT
                                         -----------   -----------
INCOME:
    Dividends and capital gains          $   --        $   --
    Miscellaneous income (loss)               6,979           673
EXPENSES:
    Mortality and expense risk, and
      administrative charge                  31,803        16,203
                                         ----------    ----------
  Net Investment Income (loss)              (24,824)      (15,530)
                                         ----------    ----------
  Net change in unrealized appreciation
    (depreciation) on investments           288,509        76,737
  Realized gain (loss) on investments
                                         ----------    ----------
Net realized and unrealized gain (loss)
  on investments                            288,509        76,737
                                         ----------    ----------
Net increase in net assets resulting
  from operations                           263,685        61,207
                                         ----------    ----------
Contract owners activity:
  Payments received from contract
    owners                                5,241,129     2,208,788
  Net transfers between sub-accounts
    and/or fixed account                    555,914        98,119
  Withdrawals and surrenders                (29,858)      (14,871)
  Contract maintenance change                  (538)         (178)
                                         ----------    ----------
  Net increase from contract activity     5,766,647     2,291,858
                                         ----------    ----------
Net increase in net assets                6,030,332     2,353,065
Net assets, at beginning of period          358,485       325,071
                                         ----------    ----------
Net assets, at end of period             $6,388,817    $2,678,136
                                         ==========    ==========

    The accompanying notes are an integral part of the financial statements.

WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 1
Notes to Financial Statements
--------------------------------------------------------------------------------
1.  ORGANIZATION

     Western-Southern Life Assurance Company Separate Account 1 (the "Account") is a unit investment trust registered under the Investment Company Act of 1940 (the "1940 Act"), established by the Western-Southern Life Assurance Company (the "Company"), a life insurance company which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company ("Western & Southern"). The Account is a funding vehicle for individual variable annuity contracts and commenced operations on February 23, 1995.

     The variable annuity contracts are designed for individual investors and group plans that desire to accumulate capital on a tax-deferred basis for retirement or other long-term objectives. The variable annuity contracts are distributed across the United States through a network of broker-dealers and wholesalers.

2.  SIGNIFICANT ACCOUNTING POLICIES

     The Account has seven investment sub-accounts each of which invests in the corresponding portfolio (a "Portfolio") of Select Advisors Variable Insurance Trust or of Select Advisers Portfolios, each of which is an open-ended diversified management investment company. The sub-accounts' values fluctuate on a day to day basis depending on the investment performance of the Portfolio in which each sub-account is invested. A contractholder may also allocate funds to the Fixed Account, which is part of the general account of the Company. Due to exemptive and exclusionary provisions, interest in the Fixed Account have not been registered under the Securities Act of 1933 (the "1933 Act") and the Company's general account has not been registered as an investment company under the 1940 Act. Sub-account transactions are recorded on the trade date and income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of specific identification.

     Upon annuitization, the contract assets are transferred to the general account of the Company. Accordingly, contract reserves are recorded by the Company. See the related prospectus for a more detailed understanding of the annuity contracts.

3.  CONTRACT CHARGES

     Certain deductions for administrative and risk charges are deducted from the contract value, in order to compensate the Company for administrative expenses and for the assumption of mortality and expense risks. These charges are made daily at an annual effective rate of 1.35%.

     The Company also deducts an annual contract maintenance charge from the contract value on each contract anniversary and upon any full surrender. The contract maintenance charge is $35 for the first ten Contract Years and the lesser of (a) $35 or (b) 0.17% of the Contract Value after the tenth Contract Anniversary.

     Since no deduction for a sales charge is made from the payments received from contract owners, a surrender charge is imposed on certain surrenders and partial withdrawals to cover expenses relating to promotion, sale and distribution of the contracts. The surrender charge is assessed on each redemption, except for certain amounts excluded from charges under the contract. This charge ranges from 7% to 0% depending on the number of years since the payment was received.

4.  USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

5.  TAXES

     The Account is not taxed separately because the operations of the Account are part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Account.

WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 1
Notes to Financial Statements
--------------------------------------------------------------------------------

6.  PURCHASES AND SALES OF INVESTMENTS

     The following table shows aggregate cost of shares and beneficial interests of the portfolios purchased and proceeds from shares and beneficial interests of the portfolios sold by the corresponding sub-accounts for the period January 1, 1997 to December 31, 1997.

                                              PURCHASES       SALES
                                             -----------    ----------
Select Advisors Variable Insurance Trust
  Emerging Growth Portfolio                  $13,170,887    $2,417,682
  International Equity Portfolio              10,972,885     1,211,737
  Balanced Portfolio                          14,823,266       212,387
  Income Opportunity Portfolio                20,215,886     1,993,295
  Standby Income Portfolio                    17,107,511     8,865,373
Select Advisors Portfolio
  Growth & Income Portfolio II                20,562,741     2,226,763
  Bond Portfolio II                            8,565,550       376,274

7.  UNIT VALUES

     The following table shows a summary of units outstanding for variable annuity contracts for the period January 1, 1997 to December 31, 1997.

                                                                    TRANSFERS
                                BEGINNING     UNITS      UNITS     BETWEEN SUB-    ENDING        UNIT         ENDING
                                  UNIT      PURCHASED   REDEEMED     ACCOUNTS       UNITS       VALUE         VALUE
                                ---------   ---------   --------   ------------   ---------   ----------   ------------
Emerging Growth Sub-account      236,639      658,639   (24,977)       50,785       921,086   16.905544    $ 15,571,456
International Equity
  Sub-account                    252,346      636,140   (21,290)       72,784       939,980   13.984724      13,145,364
Balanced Sub-account             266,916      839,471   (24,039)       71,219     1,153,567   16.130170      18,607,225
Income Opportunity Sub-account   334,062    1,008,989   (31,392)      (15,333)    1,296,326   17.401250      22,557,696
Standby Income Sub-account       306,751    1,291,272   (26,966)     (537,276)    1,033,781   11.140654      11,517,000
Growth & Income Sub-account      451,141    1,129,801   (36,756)      114,534     1,658,720   16.749955      27,783,481
Bond Sub-account                 235,025      557,735   (18,397)      162,068       936,431   12.137441      11,365,879
                                                                                                           ------------
                                                                                                           $120,548,101
                                                                                                           ============

WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 1
Supplementary Information-selected Per Unit Data and Ratios
(Selected data for a share of accumulation unit outstanding throughout each year)
--------------------------------------------------------------------------------

                                 EMERGING     INTERNATIONAL                   INCOME        STANDBY      GROWTH &
                                  GROWTH         EQUITY        BALANCED     OPPORTUNITY     INCOME       INCOME II      BOND II
                                SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                -----------   -------------   -----------   -----------   -----------   -----------   -----------
FOR THE YEAR ENDED
  DECEMBER 31, 1997
Per share data
  Investment income             $ 0.914814      $ 0.759815    $ 1.297872    $ 2.211330    $ 0.586459    $   --        $   --
  Expenses                        0.197048        0.179407      0.200630      0.227065      0.146437      0.204446      0.156956
                                ----------      ----------    ----------    ----------    ----------    ----------    ----------
Investment income-net             0.717766        0.580408      1.097242      1.984265      0.440022     (0.204446)    (0.156956)
Net realized and unrealizable
  gain (loss) on investments      3.369931        1.053431      1.250190     (0.310492)    (0.010786)     2.792923      0.899266
                                ----------      ----------    ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net
  asset value                     4.087697        1.633839      2.347432      1.673773      0.429236      2.588477      0.742310
  Beginning of year              12.817847       12.350885     13.782738     15.727477     10.711418     14.161478     11.395131
                                ----------      ----------    ----------    ----------    ----------    ----------    ----------
  End of year                   $16.905544      $13.984724    $16.130170    $17.401250    $11.140654    $16.749955    $12.137441
                                ==========      ==========    ==========    ==========    ==========    ==========    ==========
Ratios
  Ratio of operating expense
    to average net assets(%)          1.32%           1.33%         1.21%         1.29%         1.40%         1.21%         1.17%
  Ratio of investment
    income-net to average net
    assets(%)                         7.70%           7.43%        11.11%        13.57%         4.26%        -1.19%        -1.17%

FOR THE YEAR ENDED
  DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------------------------------------
Per share data
  Investment income             $ 0.334587      $ 0.083236    $ 0.564184    $ 1.961352    $ 0.546191    $   --        $   --
  Expenses                        0.165347        0.159808      0.170051      0.189796      0.141698      0.181541      0.149925
                                ----------      ----------    ----------    ----------    ----------    ----------    ----------
Investment income-net             0.169240       (0.076572)     0.394133      1.771556      0.404493     (0.181541)    (0.149925)
Net realized and unrealizable
  gain (loss)                     0.961438        1.196627      1.425763      1.440778     (0.010269)     1.852780      0.282532
                                ----------      ----------    ----------    ----------    ----------    ----------    ----------
Net increase in net asset
  value                           1.130678        1.120055      1.819896      3.212334      0.394224      1.671239      0.132607
  Beginning of year              11.687169       11.230830     11.962842     12.515143     10.317194     12.490239     11.262524
                                ----------      ----------    ----------    ----------    ----------    ----------    ----------
  End of year                   $12.817847      $12.350885    $13.782738    $15.727477    $10.711418    $14.161478    $11.395131
                                ==========      ==========    ==========    ==========    ==========    ==========    ==========
Ratios
  Ratio of operating expense
    to average net assets(%)          0.96%           0.98%         0.99%         0.81%         0.97%         0.94%         1.08%
  Ratio of investment
    income-net to average net
    assets(%)                         4.00%           0.18%         4.36%        12.28%         2.77%        (0.74)%       (1.03)%

The above information has been prepared using daily weighted-average units outstanding.

    The accompanying notes are an integral part of the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Contractholders and Board of
Directors of Western-Southern Life
Assurance Company

We have audited the accompanying statement of net assets of Western-Southern Life Assurance Company Separate Account 1 as of December 31, 1997, and the related statements of operations, changes in net assets and selected per unit data and ratios for the years ended December 31, 1997 and 1996. These financial statements and per unit data and ratios are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of Western-Southern Life Assurance Company Separate Account 1 as of December 31, 1997, the results of operations, the changes in its net assets and the selected per unit data and ratios for the years ended December 31, 1997 and 1996 in conformity with generally accepted accounting principles.


/s/ Coopers & Lybrand L.L.P.

Cincinnati, Ohio
January 16, 1998

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
Western-Southern Life Assurance Company

We have audited the accompanying consolidated balance sheets of Western-Southern Life Assurance Company (a wholly-owned subsidiary of The Western and Southern Life Insurance Company) and Subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of operations and statements of changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Western-Southern Life Assurance Company and Subsidiaries as of December 31, 1997 and 1996, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

As discussed in Note 1, the Company adopted Statement of Financial Accounting Standards No. 120 (SFAS 120), Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts, and Financial Accounting Standards Board Interpretation No. 40 (FIN
40), Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises effective January 1, 1993, which required implementation of several accounting pronouncements not previously adopted. The effects of adopting SFAS 120 and FIN 40 were retroactively applied to the Company's previously issued financial statements, consistent with the implementation guidance of those standards.




/s/ Coopers & Lybrand L.L.P.

Cincinnati, Ohio
April 27, 1998

WESTERN-SOUTHERN LIFE ASSURANCE COMPANY AND SUBSIDIARIES
(A Wholly-Owned Subsidiary of The Western and Southern Life Insurance Company) CONSOLIDATED BALANCE SHEETS as of December 31, 1997 and 1996


                    ASSETS                                     1997            1996
                                                          --------------  --------------
                                                                 (IN THOUSANDS)
                                                          ------------------------------
 Investments:
 Securities available-for-sale, at fair value:
       Debt securities                                       $2,975,472      $2,548,307
       Equity securities                                         98,615          64,462
 Mortgage loans, net                                            114,553          93,499
 Real estate                                                      7,007          10,374
 Policy loans                                                    51,231          51,331
 Short term investments                                          60,357          88,012
 Other invested assets                                           13,152          10,881
 Cash and cash equivalents                                          281             593
                                                             ----------      ----------

       Total investments                                      3,320,668       2,867,459
                                                             ----------      ----------

 Accrued investment income                                       39,356          35,140
 Deferred acquisition costs, net                                248,586         284,135
 Other assets                                                     6,619           6,417
 Assets held in separate accounts                               122,631          27,971
                                                             ----------      ----------

       Total assets                                          $3,737,860      $3,221,122
                                                             ==========      ==========


                                    Continued

The accompanying notes are an integral part of the financial statements.

WESTERN-SOUTHERN LIFE ASSURANCE COMPANY AND SUBSIDIARIES
(A Wholly-Owned Subsidiary of The Western and Southern Life Insurance Company) CONSOLIDATED BALANCE SHEETS, CONTINUED as of December 31, 1997 and 1996



                         LIABILITIES AND SHAREHOLDER'S EQUITY                                 1997            1996
                                                                                          --------------  --------------
                                                                                                 (IN THOUSANDS)
                                                                                          ------------------------------
 Policy reserves                                                                             $2,957,121      $2,614,250
 Other policyholder funds                                                                        26,050          20,434
 Pending policyholder claims                                                                      5,815           6,961
                                                                                             ----------      ----------

       Total policy liabilities                                                               2,988,986       2,641,645
                                                                                             ----------      ----------

 Payable to parent company                                                                      197,358         177,760
 Other accrued expenses                                                                          21,395          20,078
 Federal income tax liability
     Current                                                                                     17,058          11,735
     Deferred                                                                                    62,158          55,385
 Liabilities related to separate accounts                                                       122,631          27,971
                                                                                             ----------      ----------

       Total liabilities                                                                      3,409,586       2,934,574
                                                                                             ----------      ----------

 Commitments and contingencies (see Note 8)

 Common stock, $1 par value, authorized 10,000,0000 shares; issued
     and outstanding 1,500,000 shares                                                             1,500           1,500
 Paid-in capital                                                                                221,285         221,285
 Net unrealized appreciation (depreciation) on securities available-for-sale                     34,330          12,348
 Retained earnings                                                                               71,159          51,415
                                                                                             ----------      ----------

       Total shareholder's equity                                                               328,274         286,548
                                                                                             ----------      ----------

       Total liabilities and shareholder's equity                                            $3,737,860      $3,221,122
                                                                                             ==========      ==========


The accompanying notes are an integral part of the financial statements.

WESTERN-SOUTHERN LIFE ASSURANCE COMPANY AND SUBSIDIARIES
(A Wholly-Owned Subsidiary of The Western and Southern Life Insurance Company) CONSOLIDATED STATEMENTS OF OPERATIONS for the three years ended December 31, 1997



                                                                                 1997           1996           1995
                                                                              ------------   ------------   -----------
                                                                                           (IN THOUSANDS)
                                                                              -----------------------------------------
 Revenue:
     Insurance premiums and other considerations                                 $ 59,458       $ 55,806      $ 54,731
     Policy and contract charges                                                   74,889         68,829        67,861
     Net investment income                                                        227,047        195,147       231,231
     Net realized investment gains (losses)                                        19,439         14,256         5,095
     Other income                                                                   3,902          1,093           785
                                                                                 --------       --------      --------

       Total revenues                                                             384,735        335,131       359,703
                                                                                 --------       --------      --------

 Benefits and expenses:
     Policy benefits                                                               59,835         54,575        52,620
     Interest expense on annuities and financial products                         165,652        143,989       127,082
     Amortization of deferred policy acquisition costs                             60,992         49,013        43,631
     Other operating expenses                                                      61,264         53,744        51,647
                                                                                 --------       --------      --------

       Total benefits and expenses                                                347,743        301,321       274,980
                                                                                 --------       --------      --------

       Income before income taxes                                                  36,992         33,810        84,723

     Income tax expense (benefit)
       Current                                                                     15,568          8,858           488
       Deferred                                                                    (2,866)         2,818         1,133
                                                                                 --------       --------      --------

                                                                                   12,702         11,676         1,621
                                                                                 --------       --------      --------

       Net income                                                                $ 24,290       $ 22,134      $ 83,102
                                                                                 ========       ========      ========


The accompanying notes are an integral part of the financial statements.

WESTERN-SOUTHERN LIFE ASSURANCE COMPANY AND SUBSIDIARIES
(A Wholly-Owned Subsidiary of The Western and Southern Life Insurance Company) CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY for the three years ended December 31, 1997


                                                                                         NET
                                                                                      UNREALIZED
                                                                                      APPRECIA-
                                                                                        TION
                                                                                      (DEPRECIA-
                                                                                      TION) ON
                                                                                      SECURITIES
                                                              COMMON      PAID-IN     AVAILABLE-  RETAINED     TOTAL
                                                               STOCK      CAPITAL      FOR-SALE   EARNINGS     EQUITY
                                                              ---------   ---------   ----------  ----------  ----------

 Shareholder's equity, January 1, 1995                        $  1,500    $161,285    $ (29,062)  $  11,362   $ 145,085

 Net income                                                                                          83,102      83,102

 Unrealized appreciation (depreciation) on securities,
     net of deferred income tax and adjustments to
     deferred policy acquisition costs                                                   61,832                  61,832

 Capital contribution from parent                                           60,000                               60,000

 Dividend to parent                                                                                 (63,425)    (63,425)
                                                              ---------   ---------   ----------  ----------  ----------

 Shareholder's equity, December 31, 1995                         1,500     221,285       32,770      31,039     286,594
                                                              ---------   ---------   ----------  ----------  ----------

 Net income                                                                                          22,134      22,134

 Unrealized appreciation (depreciation) on securities, net
     of deferred income tax and adjustments to deferred
     policy acquisition costs                                                           (20,422)                (20,422)

 Dividend to parent                                                                                  (1,758)     (1,758)
                                                              ---------   ---------   ----------  ----------  ----------

 Shareholder's equity, December 31, 1996                         1,500     221,285       12,348      51,415     286,548
                                                              ---------   ---------   ----------  ----------  ----------

 Net income                                                                                          24,290      24,290

 Unrealized appreciation (depreciation) on securities,
     net of deferred income tax and adjustments to
     deferred policy  acquisition costs                                                  21,982                  21,982

 Dividend to parent                                                                                  (4,546)     (4,546)
                                                              ---------   ---------   ----------  ----------  ----------

 Shareholder's equity, December 31, 1997                      $  1,500    $221,285    $  34,330   $  71,159   $ 328,274
                                                              =========   =========   ==========  ==========  ==========


The accompanying notes are an integral part of the financial statements.

WESTERN-SOUTHERN LIFE ASSURANCE COMPANY AND SUBSIDIARIES
(A Wholly-Owned Subsidiary of The Western and Southern Life Insurance Company) CONSOLIDATED STATEMENTS OF CASH FLOWS for the three years ended December 31, 1997



                                                                           1997             1996             1995
                                                                      ---------------   --------------   --------------
                                                                                       (IN THOUSANDS)
                                                                      -------------------------------------------------
 Operating activities:
     Net income                                                           $   24,290       $   22,134    $      83,102
     Adjustments to reconcile net income to net cash provided
       by operating activities:
       Capitalization of deferred policy acquisition costs                   (56,245)         (51,036)         (42,837)
       Amortization and write-off of deferred policy
          acquisition costs                                                   60,992           49,013           43,631
       Realized (gains) losses on invested assets, net                       (19,439)         (14,256)          (5,095)
       Deferred Federal income tax                                            (2,866)           2,818            1,133
       Increase in policy liabilities                                         37,190           26,078           10,372
       (Increase) decrease in other assets                                   (99,078)         (29,399)          (6,883)
       Increase (decrease) in other liabilities                              120,878           40,491           33,853
                                                                          ----------       ----------       ----------

          Net cash provided by operating activities                           65,722           45,843          117,276
                                                                          ----------       ----------       ----------

 Cash flows from investing activities:
     Purchases:
       Debt securities, available-for-sale                                (1,431,999)      (1,447,588)        (960,371)
       Equity securities, available-for-sale                                 (71,179)         (35,851)         (27,527)
       Mortgage loans                                                        (37,415)               -          (10,295)
       Real estate                                                              (437)            (583)          (8,918)
       Short-term and other invested assets                               (2,706,179)      (2,788,146)      (2,740,652)

     Proceeds from sales, calls or maturities
       Debt securities, available-for-sale                                 1,075,974        1,003,920          652,316
       Equity securities, available-for-sale                                  44,121           31,317           17,503
       Mortgage loans                                                         18,514           30,109           21,758
       Real estate                                                             3,878            7,000
       Short-term and other invested assets                                2,733,083        2,817,605        2,696,859
                                                                          ----------       ----------       ----------

          Net cash used by investing activities                             (371,639)        (382,217)        (359,327)
                                                                          ----------       ----------       ----------


                                    Continued

The accompanying notes are an integral part of the financial statements.

WESTERN-SOUTHERN LIFE ASSURANCE COMPANY AND SUBSIDIARIES
(A Wholly-Owned Subsidiary of The Western and Southern Life Insurance Company) CONSOLIDATED STATEMENTS OF CASH FLOWS, CONTINUED for the three years ended December 31, 1997



                                                                                1997            1996           1995
                                                                             ------------   -------------   -----------
                                                                                          (IN THOUSANDS)
                                                                             ------------------------------------------
 Cash flows from financing activities:
     Deposits to universal life and investment product
       account balances                                                          595,479         513,635       385,562
     Withdrawals from universal life and investment product
       account balances                                                         (285,328)       (181,424)     (134,740)
     Capital contributions from parent                                                                          60,000
     Dividends to parent                                                          (4,546)         (1,758)      (63,425)
                                                                               ---------       ---------     ---------

       Net cash provided by financing activities                                 305,605         330,453       247,397
                                                                               ---------       ---------     ---------

 Net increase (decrease) in cash and cash equivalents                               (312)         (5,921)        5,346

 Cash and cash equivalents at beginning of year                                      593           6,514         1,168
                                                                               ---------       ---------     ---------

 Cash and cash equivalents at end of year                                      $     281       $     593     $   6,514
                                                                               =========       =========     =========


The accompanying notes are an integral part of the financial statements.

WESTERN-SOUTHERN LIFE ASSURANCE COMPANY AND SUBSIDIARIES
(a Wholly-Owned Subsidiary of The Western and Southern Life Insurance Company) NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)


1.     NATURE OF OPERATIONS, BASIS OF PRESENTATION AND PRINCIPAL ACCOUNTING
       POLICIES:

       a. NATURE OF OPERATIONS: Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (the "Parent"), a mutual life insurance Company.

          The Company offers individual annuities and interest-sensitive life insurance products through its parent company's agents and various financial institutions. The Company is licensed in forty-three states and the District of Columbia, actively selling in twenty-one states, and has 94% of its field force located in twelve midwest and south-central states.

       b. BASIS OF PRESENTATION: The accompanying financial statements have been prepared in conformity with generally accepted accounting principles
          (GAAP). The Company adopted Financial Accounting Standards Board
          (FASB) Statement No. 120 (SFAS 120), "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts," and Financial Accounting Standards Board Interpretation No. 40 (FIN 40), "Applicability of Generally Accepted Accounting Principles for Mutual Life Insurance and Other Enterprises" effective January 1, 1993. SFAS 120 and FIN 40 require financial statements of mutual life insurance companies and their subsidiaries referred to as prepared in accordance with generally accepted accounting principles to apply all applicable authoritative GAAP pronouncements. Prior to 1996, financial statements prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of Ohio ("statutory accounting") were considered to be GAAP for mutual life insurers and their subsidiaries.

          The cumulative effect of applying SFAS 120 and FIN 40 primarily consists of the initial deferral of acquisition costs, the establishment of deferred taxes, a change in methodology for insurance reserves, the elimination of the statutory asset valuation reserve and the effect of classifying certain investments as available-for-sale. The effect of the changes has been reported retroactively through restatement of previously issued financial information.

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND PRINCIPAL ACCOUNTING POLICIES, CONTINUED:

       b. BASIS OF PRESENTATION, CONTINUED:

       As a result of the change in accounting principles, net income as previously reported, has been restated as follows:



                                                                                                        1995
      Net income, as previously reported                                                              $ 18,272
      Add adjustments for effect of retroactively applying a new basis of accounting
      Deferred policy acquisition costs                                                                   (794)
      Policy reserves                                                                                   14,133
      Deferred income taxes                                                                             (1,133)
      Current income taxes                                                                               2,141
      Interest maintenance reserve                                                                         543
      Federal income tax refund                                                                         53,000
      Other, net                                                                                        (3,060)
                                                                                                      --------

         Total                                                                                          64,830
                                                                                                      --------

         Net income, as adjusted                                                                      $ 83,102
                                                                                                      ========

      As a result of the change in accounting principles, shareholder's equity, as previously reported has been restated as follows:

                                                                                           1996           1995
      Balance at beginning of year, as previously reported                             $  166,942      $  97,835

      Add adjustments for the cumulative effect on prior years
        of applying retroactively the new basis of accounting
      Deferred policy acquisition costs                                                   243,179        367,591
      Asset valuation reserve and interest maintenance reserve                             36,263         28,645
      Policy reserves                                                                     (76,916)       (91,049)
      Reinsurance                                                                        (141,714)      (137,340)
      Deferred Federal income tax                                                         (62,280)       (27,433)
      Excess of fair value over amortized cost of debt and
        equity securities available-for-sale, net of tax and
        deferred policy acquisition costs                                                 120,925        (94,470)
      Other, net                                                                              195          1,306
                                                                                       ----------      ---------

           Total                                                                          119,652         47,250
                                                                                       ----------      ---------

      Balance at beginning of year, as adjusted                                        $  286,594        145,085
                                                                                       ==========      =========

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND PRINCIPAL ACCOUNTING POLICIES, CONTINUED:

       b. BASIS OF PRESENTATION, CONTINUED:

          The Company also files financial statements with insurance regulatory authorities which are prepared on the basis of statutory accounting practices which are significantly different from financial statements prepared in accordance with GAAP. These differences are described in detail in Note 7.

          The following is a description of the principle accounting policies and practices used in the preparation of these financial statements.

       c. CONSOLIDATION: The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, Courtyard Nursing Care, Inc. and IFS Financial Services, Inc. Significant intercompany transactions have been eliminated.

       d. PREMIUM REVENUE AND BENEFITS TO POLICYHOLDERS: The premiums and benefits for whole life and term insurance products and certain annuities with life contingencies (immediate annuities) are fixed and guaranteed. Such premiums are recognized as premium revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

          Universal life policies and investment contracts are policies with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the policyholder, premiums paid by the policyholder or interest accrued to policyholder balances. The amounts collected from policyholders for these policies are considered deposits, and only the deductions during the period for cost of insurance, policy administration and surrenders are included in revenue. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

       e. DEFERRED POLICY ACQUISITION COSTS: Those costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. Such costs include commissions, certain costs of policy underwriting and issue and certain variable agency expenses. These costs are amortized with interest as follows:

          For universal life-type policies and investment contracts, over the lesser of the lifetime of the policy or 15-30 years in relation to the present value of estimated gross profits from surrender charges and investment, mortality and expense margins, discounted using the interest rate credited to the policy.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND PRINCIPAL ACCOUNTING POLICIES, CONTINUED:

       e. DEFERRED POLICY ACQUISITION COSTS, CONTINUED:

          Recoverability of the unamortized balance of deferred policy acquisition costs is evaluated regularly. For universal life-type contracts and investment contracts, the accumulated amortization is adjusted (increased or decreased) whenever there is a material change in the estimated gross profits expected over the life of a block of business in order to maintain a constant relationship between cumulative amortization and the present value of gross profits. For most other contracts, the unamortized asset balance is reduced by a charge to income only when the present value of future cash flows, net of the policy liabilities, is not sufficient to cover such asset balance.


          The Company states available-for-sale securities at fair value. The Company also adjusts the cost of policies produced to reflect the change in cumulative amortization that would have been recorded if they had sold the securities at their fair value and reinvested the proceeds at current yields.


          A summary of deferred acquisition costs follows:

                                                                                  1997           1996           1995
                                                                              -----------   -------------   -----------

            Deferred acquisition costs, January 1                               $284,135        $242,998      $367,409
            Capitalization of costs                                               56,245          51,036        42,837
            Amortization                                                         (48,749)        (49,013)      (43,631)
            Additional amount related to unrealized gains
              (losses) on securities                                             (43,045)         39,114      (123,617)
                                                                                --------        --------      --------

                                                                                $248,586        $284,135      $242,998
                                                                                ========        ========      ========

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND PRINCIPAL ACCOUNTING POLICIES, CONTINUED:

       f. VALUATION OF INVESTMENTS:

          o Debt securities which may be sold to meet liquidity and other needs of the Company are categorized as available-for-sale and are stated at fair value. Equity securities are classified as available-for-sale and are stated at fair value. Realized gains and losses on sale or maturity of investments are based upon specific identification of the investments sold and do not include amounts allocable to separate accounts. At the time a decline in value of an investment is determined to be other than temporary, a provision for loss is recorded which is included in realized investment gains and losses. Unrealized gains and losses, resulting from carrying available-for-sale securities at fair value, are reported in shareholder's equity, net of deferred taxes of $18,485 and $6,649, respectively, and deferred acquisition costs of $60,421 and $29,619, respectively, at December 31, 1997 and 1996.

          o Mortgage loans on real estate are carried at amortized cost less an impairment allowance for estimated uncollectible amounts. The Company records interest income from impaired loans on the cash-basis method.

          o Policy loan values are carried at outstanding indebtedness not in excess of policy cash surrender value.

          o Real estate joint ventures and partnerships where the Company can exercise significant influence are accounted for on the equity method.

          o Short-term investments are those investments with a maturity of less than one year at the time of purchase and consist primarily of debt securities and money market funds.

       G. RESERVES FOR FUTURE POLICY AND CONTRACT BENEFITS: Liabilities for future policy benefits on universal life and investment contracts consist principally of policy account values plus certain deferred policy fees which are amortized using the same assumptions and factors used to amortize the cost of policies produced. If the future benefits on investment contracts are guaranteed (immediate annuities with benefits paid for a period certain) the liability for future benefits is the present value of such guaranteed benefits. Claim liabilities include provisions for reported claims and estimates based on historical experience, for claims incurred but not reported.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND PRINCIPAL ACCOUNTING POLICIES, CONTINUED:

       h. ASSETS HELD IN SEPARATE ACCOUNTS: The Company maintains separate account funds on which investment income and gains or losses accrue directly to certain policyholders of variable annuity contracts. The assets of these accounts are legally segregated and are valued at fair value. The related liabilities are recorded at amounts equal to the underlying assets; the fair value of these liabilities is equal to their carrying amount.

       i. CASH AND CASH EQUIVALENTS: The Company considers short-term investments with an original maturity of three months or less to be cash and cash equivalents.

       j. FEDERAL INCOME TAXES: The provision for income taxes is computed on the separate return method and includes amounts currently payable and deferred income taxes resulting from the temporary differences in the assets and liabilities determined on a tax and financial reporting basis.

          The Company's Parent files a consolidated tax return with its eligible subsidiaries, including the Company. The Company pays tax to its Parent based on the provisions of a written agreement. Under the agreement, the benefits from losses of subsidiaries is not retained by the subsidiary companies but are allocated among those companies in the consolidated group having taxable income. Differences between the Company's current provision recorded for financial reporting purposes and the amount of tax allocated to the Company under its legal tax sharing agreement are considered to be dividends or capital contributions to/from its Parent.

       k. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


       l. RECLASSIFICATIONS: Certain 1996 and 1995 amounts have been reclassified to conform to the 1997 presentation.

2.     INVESTMENTS:

       The amortized cost and estimated fair values of securities available-for-sale at December 31, 1997, 1996, and 1995, are as follows:


                                                                                          1997
                                                                 -------------------------------------------------------
                                                                                     UN-         UN-
                                                                   AMORTIZED      REALIZED    REALIZED      ESTIMATED
                                                                     COST           GAINS      LOSSES      FAIR VALUE
                                                                 --------------  ------------ ----------- --------------

        Securities available-for-sale
        -------------------------------------------------------
           U.S. Treasury securities and obligations of
             U.S. government corporations and agencies              $   21,454      $    474     $    17     $   21,911

           Debt securities issued by states of the U.S.
             and political subdivisions of the states                   83,387         5,890          21         89,256

           Corporate securities                                      1,769,188        85,277       8,969      1,845,496

           Mortgage-backed securities                                  997,094        27,687       5,972      1,018,809
                                                                    ----------      --------     -------     ----------

                Total debt securities                               $2,871,123      $119,328     $14,979     $2,975,472
                                                                    ==========      ========     =======     ==========

           Equity securities                                        $   89,728      $ 10,217     $ 1,330     $   98,615
                                                                    ==========      ========     =======     ==========




                                                                                     1996
                                                             -----------------------------------------------------
                                                                               UN-         UN-
                                                               AMORTIZED    REALIZED    REALIZED      ESTIMATED
                                                                 COST         GAINS      LOSSES      FAIR VALUE
                                                             -------------- ----------  ----------  --------------
  Securities available-for-sale
  ---------------------------------------------------------
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies                $   53,740    $   429     $   413      $   53,756

     Debt securities issued by states of the U.S.
       and political subdivisions of the states                     85,735      3,545         180          89,100

     Corporate securities                                        1,430,217     54,142       6,201       1,478,158

     Mortgage-backed securities                                    928,954     14,645      16,306         927,293
                                                                ----------    -------     -------      ----------

          Total debt securities                                 $2,498,646    $72,761     $23,100      $2,548,307
                                                                ==========    =======     =======      ==========

     Equity securities                                          $   59,253    $ 7,940     $ 2,731      $   64,462
                                                                ==========    =======     =======      ==========



                                                                                     1995
                                                             -----------------------------------------------------
                                                                               UN-         UN-
                                                               AMORTIZED    REALIZED    REALIZED      ESTIMATED
                                                                 COST         GAINS      LOSSES      FAIR VALUE
                                                             -------------- ----------  ----------  --------------
  Securities available-for-sale
  ---------------------------------------------------------
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies                $   11,980    $    396     $   -        $   12,376

     Debt securities issued by states of the U.S.
       and political subdivisions of the states                    111,554       8,070         -           119,624

     Corporate securities                                        1,125,228      86,730       1,287       1,210,671

     Mortgage-backed securities                                    801,772      30,322       4,062         828,032
                                                                ----------    --------     -------      ----------

          Total debt securities                                 $2,050,534    $125,518     $ 5,349      $2,170,703
                                                                ==========    ========     =======      ==========

     Equity securities                                          $   51,221    $  3,085     $ 1,470      $   52,836
                                                                ==========    ========     =======      ==========

       The amortized cost and estimated fair value of debt securities at December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                                                      TOTAL
                                                                                          ------------------------------
                                                                                            AMORTIZED       ESTIMATED
                                                                                              COST         FAIR VALUE
                                                                                          --------------  --------------
        Due in one year or less                                                           $      32,667   $      33,019
        Due after one year through five years                                                   638,739         669,040
        Due after five years through ten years                                                  879,907         912,067
        Due after ten years                                                                     322,716         342,537
                                                                                          --------------  --------------



        Mortgage-backed securities                                                              997,094       1,018,809
                                                                                          --------------  --------------

             Total                                                                        $   2,871,123   $   2,975,472
                                                                                          ==============  ==============



Net investment income consisted of the following for the years ended
December 31:



                                                                           1997           1996          1995
                                                                        ------------   ------------  ------------
  Debt securities                                                       $   202,957    $   172,331   $   152,328
  Equity securities                                                           8,895          3,391         3,392
  Mortgage loans                                                              7,388         10,195        12,967
  Rental income from real estate                                              2,280          2,604         2,246
  Policy loans                                                                3,668          3,743         3,739
  Other invested assets                                                         647          1,694         2,466
  Short-term investments                                                      4,590          5,121         4,643
  Interest on Federal tax return                                                  -              -        53,000
                                                                        ------------   ------------  ------------

  Gross investment income                                                   230,425        199,079       234,781
  Investment expense                                                          3,378          3,932         3,550
                                                                        ------------   ------------  ------------

  Net investment income                                                 $   227,047    $   195,147      $231,231
                                                                        ============   ============  ============

2.     INVESTMENTS, CONTINUED:


       Proceeds from sales of investments in debt securities during 1997, 1996 and 1995 were $1,075,974, $1,003,920 and $652,316, respectively. Gross gains of $16,837, $14,494 and $14,839 and gross losses of $3,361, $8,135 and $9,739 were realized on those sales in 1997, 1996 and 1995, respectively.


       Proceeds from sales of investments in equity securities during 1997, 1996 and 1995 were $44,121, $31,317 and $17,503, respectively. Gross gains of $7,575, $4,936 and $3,303 and gross losses of $4,139, $1,407 and $598 were realized on those sales in 1997, 1996 and 1995, respectively.



3.     MORTGAGE LOANS:

       The Company maintains a diversified mortgage loan portfolio, consisting principally of commercial real estate loans, and exercises internal limits on concentrations of loans by geographic area, industry, use and individual mortgagor. Mortgage loans on various properties in Ohio account for approximately 50% of the total amortized cost of the Company's mortgage loans. The remaining mortgage loans relate to properties located throughout the United States.

       Activity in the allowance for loan losses is summarized as follows:


                                                                                         YEARS ENDED DECEMBER 31,
                                                                                     ----------------------------------
                                                                                        1997        1996        1995
                                                                                     -----------  ----------  ---------
           Balance, beginning of year                                                $    4,532   $   5,684   $  4,043
           Provisions charged to operations                                               2,178        -         2,513
           Charge-offs, net of recoveries                                                (3,733)     (1,152)      (872)
                                                                                     -----------  ----------  ---------

           Balance, end of year                                                      $    2,977   $   4,532   $  5,684
                                                                                     ===========  ==========  =========

4.     FAIR VALUES OF FINANCIAL INSTRUMENTS:

       The following sets forth the fair values of the Company's financial instruments:


                                                                     1997                             1996
                                                         ------------------------------   ------------------------------
                                                          BOOK VALUE       FAIR VALUE      BOOK VALUE      FAIR VALUE
                                                         --------------   -------------   --------------  --------------
        Assets
           Debt securities                               $   2,975,472    $  2,975,472    $   2,548,307   $   2,548,307
           Equity securities                                    98,615          98,615           64,462          64,462
           Mortgage loans, net                                 114,553         117,838           93,499          96,800
           Short-term investments                               60,357          60,357           88,012          88,012
           Cash and cash equivalents                               281             281              593             593
                                                         --------------   -------------   --------------  --------------

             Total assets                                $   3,249,278    $  3,252,563    $   2,794,873   $   2,798,174
                                                         ==============   =============   ==============  ==============

        Liabilities
           Investment-type contract reserves             $   2,957,121    $  2,854,827    $   2,614,250   $   2,515,854
                                                         --------------   -------------   --------------  --------------

             Total liabilities                           $   2,957,121    $  2,854,827    $   2,614,250   $   2,515,854
                                                         ==============   =============   ==============  ==============


       Fair values for debt, equity and short-term investment securities are based on quoted market prices.

       The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair market value of the related underlying collateral or carrying value of the loan.

       Fair value for the Company's liability under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

       Interest changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the companies are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions which may prevent timely adjustment. The Company's management monitors interest rates with respect to a spectrum of duration and sells annuities that permit flexible responses to interest rate changes as part of the Company's management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.

       The Company believes it is not practicable to estimate the fair value of policy loans. These assets are carried at their aggregate unpaid principal balances. Estimation of the fair value is not practicable as the loans have no stated maturity and are an integral part of the related insurance contracts.



5.     RELATED PARTY TRANSACTIONS:

       The Company has three modified coinsurance agreements under which it cedes all of its universal life insurance business to its parent. The Company also has a coinsurance agreement under which it assumes all of its parent's flexible premium annuity business. These contracts are accounted for as financing arrangements as the contracts do not provide for adequate transfer of risk. Under the agreements, the Company holds as a deposit liability $146,104 and $139,885 at December 31, 1997 and 1996, respectively, and has recorded interest expense of $9,190, $9,426 and $8,351 for the years ended December 31, 1997, 1996 and 1995, respectively, in its Statement of Operations as charges relating to this arrangement.

       The Company has no employees of its own and reimburses its parent for management services and rent. Management services provided by the parent amounted to $38,935, $37,798 and $33,750 in 1997, 1996 and 1995,
       respectively. Rent expense was $4,579, $4,253 and $4,391 in 1997, 1996 and 1995, respectively.

       During 1995, the Company's parent made capital contributions of $60,000 to the Company.

       At December 31, 1997 and 1996, the Company had $42,298 and $35,915, respectively, invested in the Touchstone Funds, mutual funds administered by a subsidiary of the Company.

6.     FEDERAL INCOME TAXES:

       A reconciliation of the income tax attributable to continuing operations computed at the U.S. federal statutory tax rates to the income tax expense included in the consolidated statement of operations follows:


                                                                                    1997          1996         1995
        Income tax computed at statutory tax rate                                $   12,947    $   11,834   $   29,653
           Federal income tax refund related to IRS assessment                           --                    (28,000)
           Dividends received deduction                                                (231)         (178)         (32)
           Other, net                                                                   (14)           20           --
                                                                                 -----------   -----------  -----------

             Federal income tax                                                  $   12,702    $   11,676   $    1,621
                                                                                 ===========   ===========  ===========



                                                                                                  1997          1996
        Deferred income tax (asset) liability:
           Deferred policy acquisition costs                                                   $   78,015    $   93,475
           Investments                                                                             38,859        18,267
           Future policy and contract benefits                                                    (56,099)      (59,833)
           Other                                                                                    1,383         3,476
                                                                                               -----------   -----------

             Deferred income tax (asset) liability                                             $   62,158    $   55,385
                                                                                               ===========   ===========

       Federal income taxes paid under the Company's tax-sharing agreement with its parent were $17,058, $11,735 and $11,107 for 1997, 1996 and 1995, respectively.

       In 1987, the Company's parent recorded an assessment from the Internal Revenue Service relating to an audit of the 1982 and 1983 consolidated tax returns in which the Company was included. The assessment related to the Company amounted to $71,725 and included interest in the amount of $26,380. The assessment related to the disallowance of certain universal life reserve deductions taken in excess of amounts computed for statutory purposes. The assessment was paid with the intent of litigating the issue as the Company maintained that the original deductions were proper and in accordance with the Internal Revenue Code. In 1995, the U.S. District Court issued a summary judgment which stated the original deductions were proper, entitling the Company's parent to a refund of all related assessments paid including interest, which approximated $115,000. This judgment was appealed by the IRS, and in 1995, the IRS settled this issue through a refund totaling $81,000, including interest of $53,000. The effect of the resolution of this matter was recorded by the Company and the refund was remitted to the Company's parent. Thus, the Company has recorded a dividend to its Parent in 1995 of $62,450, reflecting the refund, net of taxes on the interest received.

7.     REGULATORY MATTERS:

       The Company, which is domiciled in Ohio, prepares statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the State of Ohio Department of Insurance
       (SAP). Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners
       (NAIC). Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state-to-state, may differ from company-to-company within a state, and may change in the future.

       A reconciliation of SAP shareholder's equity to GAAP shareholder's equity at December 31 follows:


                                                                                1997           1996           1995
        SAP shareholder's equity                                            $    178,079   $    170,603    $   166,942

        Deferred policy acquisition costs                                        248,586        284,308        243,179
        Policy reserves                                                          (48,372)       (63,340)       (76,916)
        Asset valuation and interest maintenance reserves                         61,448         47,463         36,263
        Deferred income taxes                                                    (62,907)       (55,375)       (62,280)
        Unrealized gain (loss) on available-for-sale securities                  103,177         49,688        120,925
        Reinsurance                                                             (149,692)      (144,372)      (141,714)
        Other, net                                                                (2,045)        (2,427)           195
                                                                            -------------  -------------   ------------

             Total GAAP shareholder's equity                                $    328,274   $    286,548    $   286,594
                                                                            =============  =============   ============


       A reconciliation of SAP net income to GAAP income at December 31, follows:

                                                                                 1997           1996           1995
        SAP net income                                                        $    17,755    $    13,673    $   18,272

        Deferred policy acquisition costs                                          (4,747)         2,023          (794)
        Policy reserves                                                            14,968         13,576        14,133
        Deferred income taxes                                                       2,866         (2,818)       (1,133)
        Federal income tax refund                                                       -              -        53,000
        Interest maintenance reserve                                                4,632          1,362         2,141
        Current income taxes                                                          (73)        (2,146)          543
        Other, net                                                                (11,111)        (3,536)       (3,060)
                                                                              ------------   ------------   -----------

             Total GAAP net income                                            $    24,290    $    22,134    $   83,102
                                                                              ============   ============   ===========

       The Company is required by statutory regulations to meet minimum risked-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 1997 and 1996, the Company substantially exceeded all levels of risk-based capital required.

       State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, and the content of advertising material.


       Under Ohio law, the Company is subject to certain statutory restrictions on dividends it may pay to its Parent. Dividends paid from other than "earned surplus" also require prior regulatory approval. During 1997, the Company paid dividends of $4,546 to its Parent. This distribution represents amounts remitted to the Parent under the tax sharing agreement between the Company and its Parent.

       For statutory accounting purposes, the Company received written approval from the State of Ohio Department of Insurance to record guaranty fund assessments as billed and defer the amount on the balance sheet to the extent that they are recoverable through premium tax credits. When the tax credits are realized, the deferred tax assessment is removed from the balance sheet as a charge to premium tax expense. There is no prescribed statutory accounting treatment for these transactions.


       The Company also received written approval to record all taxes, including interest, assessments, settlements and corrections through the Summary of Operations, rather than as a direct charge to shareholder's equity.
       There is no prescribed accounting treatment for these transactions.



8.     CONTINGENCIES:

       The Company is currently a defendant in various lawsuits, which allege improper sales practices by the Company. In certain of these, the plaintiffs seek to certify the case as class action. At this point in time, management is unable to estimate the potential outcome of the lawsuits.

9.     BUSINESS SEGMENT INFORMATION:

       The Company operates primarily in the interest-sensitive life insurance and annuity lines of business in the life insurance industry. The following table summarizes the revenue and net income before income taxes for the year ended December 31, by business segment.


                                                                               1997            1996            1995

           Revenues
             Interest-sensitive life insurance and other                   $     214,818   $     199,513    $  250,718
             Annuities                                                           169,917         135,618       108,985
                                                                           --------------  --------------   -----------

                                                                           $     384,735   $     335,131    $  359,703
                                                                           ==============  ==============   ===========

           Net income before income taxes
             Interest-sensitive life insurance and other                   $       8,792   $      10,711    $   66,323
             Annuities                                                            28,200          23,099        18,400
                                                                           --------------  --------------   -----------

                                                                           $      36,992   $      33,810    $   84,723
                                                                           ==============  ==============   ===========

           Assets
             Interest-sensitive life insurance and other                   $   1,543,891   $   1,483,240
             Annuities                                                         2,193,969       1,737,882
                                                                           --------------  --------------

                                                                           $   3,737,860   $   3,221,122
                                                                           ==============  ==============



10.    NEW ACCOUNTING PRONOUNCEMENTS:

       In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard 130 "Reporting Comprehensive Income." This statement requires display of comprehensive income in a set of general-purpose financial statements. Comprehensive income is defined as changes in equity of a business enterprise during a period from transactions and other events from non-owner sources. The Company will display comprehensive income for fiscal periods beginning after December 15, 1997.

10.    NEW ACCOUNTING PRONOUNCEMENTS, CONTINUED:

       Also in June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard 131 "Disclosures about Segments of an Enterprise and Related Information." This statement requires selected information to be reported on the Company's operating segments. Operating segments are determined by the way management structures the segments in making operating decisions and assessing performance. The Company is currently reviewing what changes, if any, this will require on the presentation of the financial statements for fiscal periods beginning after December 15, 1997.

       In December 1997, the American Institute of Certified Public Accountants issued Statement of Position 97-3 "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." This statement provides guidance on accounting for insurance related assessments and required disclosure information. This statement is effective for fiscal years beginning after December 15, 1998. The Company does not believe that this statement will materially affect the Company's financial statements or disclosures.

       In March, 1998, the American Institute of Certified Public Accountants issued Statement of Position 98-1 "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." This statement provides guidance on accounting for the costs of computer software developed or obtained for internal use. This statement is effective for fiscal years beginning after December 15, 1998. The Company does not believe that this statement will materially affect the Company's financial statements or disclosures.